                                                                    EXHIBIT 4.20

================================================================================

                               INDENTURE OF TRUST


                                     between


                              CLARK COUNTY, NEVADA


                                       and


                         HARRIS TRUST AND SAVINGS BANK,

                                   as Trustee

                         -------------------------------

                                   relating to

                              CLARK COUNTY, NEVADA
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (SOUTHWEST GAS CORPORATION PROJECT)
                                  SERIES 1999A

                                       and

                              CLARK COUNTY, NEVADA
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (SOUTHWEST GAS CORPORATION PROJECT)
                              TAXABLE SERIES 1999B

                          -----------------------------


                           Dated as of October 1, 1999


================================================================================

GRANTING CLAUSE FIRST ...........................................................................................2

GRANTING CLAUSE SECOND ..........................................................................................3

GRANTING CLAUSE THIRD ...........................................................................................3

ARTICLE I             DEFINITIONS AND RULES OF INTERPRETATION....................................................3

         Section 1.01.        RULES OF INTERPRETATION............................................................3

         Section 1.02.        DEFINITIONS........................................................................4

         Section 1.03.        NUMBER AND GENDER.................................................................14

         Section 1.04.        CONTENT OF CERTIFICATES AND OPINIONS..............................................14

ARTICLE II            THE BONDS.................................................................................14

         Section 2.01.        AUTHORIZED AMOUNT OF BONDS........................................................14

         Section 2.02.        ISSUANCE OF BONDS.................................................................15

         Section 2.03.        DETERMINATION OF RATE PERIODS AND INTEREST RATES..................................17

         Section 2.04.        OWNERSHIP, TRANSFER, EXCHANGE AND REGISTRATION OF BONDS...........................30

         Section 2.05.        EXECUTION OF BONDS................................................................31

         Section 2.06.        AUTHENTICATION....................................................................31

         Section 2.07.        FORM OF BONDS.....................................................................31

         Section 2.08.        MUTILATED, DESTROYED, LOST OR STOLEN BONDS........................................33

         Section 2.09.        TEMPORARY BONDS...................................................................33

         Section 2.10.        CANCELLATION AND DISPOSITION OF SURRENDERED BONDS.................................33

         Section 2.11.        USE OF CERTAIN MONEYS IN THE BOND FUND UPON REFUNDING.............................34

         Section 2.12.        DELIVERY OF THE BONDS.............................................................34

         Section 2.13.        BOOK-ENTRY SYSTEM.................................................................34

         Section 2.14.        DELIVERY OF THE BONDS.  DESIGNATION OF THE BONDS AS BOOK-ENTRY BONDS;
                              APPOINTMENT OF INITIAL SECURITIES DEPOSITORY FOR THE BONDS........................38

         Section 2.15.        CONVERSION OF SERIES 1999B BONDS TO TAX-EXEMPT SERIES.............................39

ARTICLE III           REDEMPTION OF BONDS BEFORE MATURITY.......................................................40

         Section 3.01.        REDEMPTION DATES AND PRICES.......................................................40

         Section 3.02.        NOTICE OF REDEMPTION..............................................................43

         Section 3.03.        DEPOSIT OF FUNDS..................................................................44


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
         Section 3.04.        PARTIAL REDEMPTION OF BONDS.......................................................44

         Section 3.05.        SELECTION OF BONDS FOR REDEMPTION.................................................45

ARTICLE IV            TENDER AND PURCHASE OF BONDS; REMARKETING; REMARKETING AGENT..............................45

         Section 4.01.        PURCHASE OF BONDS AT OPTION OF OWNERS.............................................45

         Section 4.02.        MANDATORY PURCHASE OF BONDS.......................................................47

         Section 4.03.        OBLIGATION TO SURRENDER BONDS.....................................................48

         Section 4.04.        REMARKETING OF BONDS..............................................................48

         Section 4.05.        PURCHASE OF BONDS TENDERED TO TRUSTEE.............................................50

         Section 4.06.        DELIVERY OF PURCHASED BONDS.......................................................51

         Section 4.07.        NO SALES AFTER DEFAULT............................................................51

         Section 4.08.        REMARKETING AGENT.................................................................51

         Section 4.09.        QUALIFICATIONS OF REMARKETING AGENT...............................................52

         Section 4.10.        TENDER AND PURCHASE OF BOOK-ENTRY BONDS...........................................52

         Section 4.11.        DRAWS UPON THE LIQUIDITY FACILITY.................................................53

ARTICLE V             PAYMENT; FURTHER ASSURANCES...............................................................54

         Section 5.01.        PAYMENT OF PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON BONDS.................54

         Section 5.02.        EXTENSION OR FUNDING OF CLAIMS FOR INTEREST.......................................54

         Section 5.03.        PRESERVATION OF REVENUES..........................................................54

         Section 5.04.        OTHER LIENS.......................................................................54

         Section 5.05.        COMPLIANCE WITH THE INDENTURE.....................................................54

         Section 5.06.        PERFORMANCE OF COVENANTS..........................................................54

         Section 5.07.        RIGHT TO PAYMENTS UNDER AGREEMENT; INSTRUMENTS OF FURTHER ASSURANCE...............55

         Section 5.08.        TAX COVENANTS.....................................................................55

         Section 5.09.        INSPECTION OF PROJECT BOOKS.......................................................56

         Section 5.10.        RIGHTS UNDER AGREEMENT............................................................56

         Section 5.11.        CONTINUING DISCLOSURE.............................................................56

ARTICLE VI            REVENUES AND FUNDS........................................................................56

         Section 6.01.        SOURCE OF PAYMENT OF BONDS; LIABILITY OF ISSUER LIMITED TO REVENUES...............56

         Section 6.02.        CREATION OF THE BOND FUND.........................................................57

         Section 6.03.        PAYMENTS INTO THE BOND FUND.......................................................57


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
         Section 6.04.        USE OF MONEYS IN THE BOND FUND AND CERTAIN OTHER MONEYS...........................58

         Section 6.05.        CUSTODY OF THE BOND FUND..........................................................58

         Section 6.06.        CREATION OF THE CONSTRUCTION FUND; DISBURSEMENTS..................................58

         Section 6.07.        COSTS OF ISSUANCE FUND; DISBURSEMENTS.............................................59

         Section 6.08.        USE OF MONEYS IN CONSTRUCTION FUND UPON DEFAULT...................................59

         Section 6.09.        USE OF MONEYS IN CONSTRUCTION FUND UPON REDEMPTION................................60

         Section 6.10.        USE OF MONEYS IN CONSTRUCTION FUND UPON PAYMENT OF BONDS..........................60

         Section 6.11.        NON-PRESENTMENT OF BONDS..........................................................60

         Section 6.12.        TRUSTEE FEES, CHARGES AND EXPENSES................................................60

         Section 6.13.        MONEYS TO BE HELD IN TRUST........................................................60

         Section 6.14.        REPAYMENT TO THE BORROWER FROM THE BOND FUND......................................61

         Section 6.15.        REVENUES TO BE PAID OVER TO TRUSTEE...............................................61

         Section 6.16.        PAYMENTS OF PRINCIPAL AND INTEREST................................................61

         Section 6.17.        REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS.......................61

         Section 6.18.        REBATE FUND.......................................................................61

         Section 6.19.        BOND INSURANCE PAYMENTS...........................................................61

ARTICLE VII           INVESTMENT OF MONEYS......................................................................63

         Section 7.01.        INVESTMENT OF MONEYS..............................................................63

         Section 7.02.        INVESTMENTS; ARBITRAGE............................................................64

ARTICLE VIII          DEFEASANCE................................................................................64

         Section 8.01.        DEFEASANCE........................................................................64

ARTICLE IX            DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS................................66

         Section 9.01.        DEFAULTS; EVENTS OF DEFAULT.......................................................66

         Section 9.02.        ACCELERATION......................................................................67

         Section 9.03.        REMEDIES; RIGHTS OF BONDHOLDERS AND BOND INSURER..................................67

         Section 9.04.        RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS........................................68

         Section 9.05.        APPLICATION OF MONEYS.............................................................68

         Section 9.06.        REMEDIES VESTED IN TRUSTEE........................................................69

         Section 9.07.        RIGHTS AND REMEDIES OF BONDHOLDERS................................................70

         Section 9.08.        TERMINATION OF PROCEEDINGS........................................................70

         Section 9.09.        WAIVERS OF EVENTS OF DEFAULT......................................................70

         Section 9.10.        NOTICE OF EVENT OF DEFAULT UNDER SECTION 9.01(e) HEREOF; OPPORTUNITY OF
                              BORROWER TO CURE DEFAULTS.........................................................71

ARTICLE X             THE TRUSTEE...............................................................................72

         Section 10.01.       ACCEPTANCE OF THE TRUSTS BY TRUSTEE...............................................72

         Section 10.02.       CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...........................................75

         Section 10.03.       FEES, CHARGES AND EXPENSES OF TRUSTEE.............................................76

         Section 10.04.       NOTICE TO BONDHOLDERS IF DEFAULT OCCURS...........................................76

         Section 10.05.       INTERVENTION BY TRUSTEE...........................................................76

         Section 10.06.       SUCCESSOR TRUSTEE.................................................................76

         Section 10.07.       RESIGNATION BY THE TRUSTEE........................................................76

         Section 10.08.       REMOVAL OF THE TRUSTEE............................................................77

         Section 10.09.       APPOINTMENT OF SUCCESSOR TRUSTEE..................................................77

         Section 10.10.       CONCERNING ANY SUCCESSOR TRUSTEES.................................................78

         Section 10.11.       TRUSTEE PROTECTED IN RELYING UPON RESOLUTION......................................78

         Section 10.12.       SUCCESSOR TRUSTEE AS THE TRUSTEE, PAYING AGENT, TENDER AGENT AND REGISTRAR........78

         Section 10.13.       NOTICES TO BE GIVEN BY TRUSTEE....................................................79

         Section 10.14.       NOTICES TO RATING AGENCY AND LIQUIDITY PROVIDER; NOTICES TO BOND INSURER..........79

ARTICLE XI            SUPPLEMENTAL INDENTURES...................................................................80

         Section 11.01.       SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS (BUT
                              REQUIRING CONSENT OF THE BORROWER)................................................80

         Section 11.02.       SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS AND THE BORROWER.........82

         Section 11.03.       CONSENT OF BORROWER AND BOND INSURER..............................................82

         Section 11.04.       CONSENT OF REMARKETING AGENT AND LIQUIDITY PROVIDER...............................83

         Section 11.05.       CONSENT OF TRUSTEE................................................................83

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
         Section 11.06.       REQUIRED AND PERMITTED OPINIONS OF COUNSEL........................................83

         Section 11.07.       NOTATION OF MODIFICATION ON BONDS; PREPARATION OF MODIFIED BONDS..................83

ARTICLE XII           AMENDMENT OF AGREEMENT....................................................................83

         Section 12.01.       AMENDMENTS TO AGREEMENT NOT REQUIRING CONSENT OF BONDHOLDERS......................83

         Section 12.02.       AMENDMENTS TO AGREEMENT REQUIRING CONSENT OF BONDHOLDERS..........................84

         Section 12.03.       CONSENT OF TRUSTEE................................................................85

         Section 12.04.       RELIANCE ON OPINIONS OF COUNSEL...................................................85

ARTICLE XIII          MISCELLANEOUS.............................................................................85

         Section 13.01.       SUCCESSORS OF THE ISSUER..........................................................85

         Section 13.02.       CONSENTS OF BONDHOLDERS...........................................................85

         Section 13.03.       LIMITATION OF RIGHTS..............................................................86

         Section 13.04.       WAIVER OF NOTICE..................................................................86

         Section 13.05.       SEVERABILITY......................................................................86

         Section 13.06.       NOTICES...........................................................................86

         Section 13.07.       WAIVER OF PERSONAL LIABILITY OF ISSUER MEMBERS, ETC...............................87

         Section 13.08.       HOLIDAYS..........................................................................88

         Section 13.09.       OPINIONS OF BOND COUNSEL..........................................................88

         Section 13.10.       COUNTERPARTS......................................................................88

         Section 13.11.       APPLICABLE LAW....................................................................88

         Section 13.12.       CAPTIONS..........................................................................88

         Section 13.13.       DEALING IN BONDS..................................................................88

         Section 13.14.       IMMUNITY OF INCORPORATORS.........................................................88

         Section 13.15.       BORROWER MAY ACT THROUGH AGENTS...................................................89

         Section 13.16.       RECORD DATE FOR DETERMINATION OF OWNERS ENTITLED TO VOTE..........................89

EXHIBIT A1            FORM OF SERIES 1999A BOND...............................................................A1-1

EXHIBIT A2            FORM OF TAXABLE SERIES 1999B BOND.......................................................A2-1

EXHIBIT B             FORM OF TAX-EXEMPT SERIES BOND...........................................................B-1

EXHIBIT C             TRUSTEE CERTIFICATE......................................................................C-1

EXHIBIT D             FORM OF COST OF ISSUANCE FUND REQUISITION................................................D-1

                  THIS INDENTURE OF TRUST, made and entered into as of October 1, 1999 (this "Indenture"), by and between CLARK COUNTY, NEVADA, a political subdivision of the State of Nevada (the "Issuer"), and HARRIS TRUST AND SAVINGS BANK, not in its individual capacity, but solely as Trustee (the "Trustee"), a banking corporation organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the State of Illinois.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Issuer is a public instrumentality and political subdivision of the State of Nevada organized and existing under the County Economic Development Revenue Bond Law Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes, as supplemented and amended (the "Act"), and is authorized by the Act to issue its revenue bonds for the purpose of paying all or any part of the costs of a "project" as defined in the Act; and

                  WHEREAS, Southwest Gas Corporation, a California corporation (the "Borrower"), has duly caused an application to be filed with the Issuer and has requested that the Issuer issue bonds to finance or refinance a portion of the cost of the acquisition, construction and installation of a "project" within the meaning of the Act consisting of the upgrade, improvement, addition and replacement of facilities for local furnishing of natural gas located in Clark County, Nevada as more particularly described in Exhibit A of the Agreement (the "Project"); and

                  WHEREAS, the Issuer, after due investigation and deliberation, has adopted a resolution approving said request and authorizing the issuance of bonds to finance or refinance a portion of the cost of the acquisition, construction, and installation of the Project; and

                  WHEREAS, concurrently with the execution and delivery of this Indenture, the Issuer is entering into a Financing Agreement, dated the date hereof (the "Agreement"), with the Borrower specifying the terms and conditions of the financing or refinancing of a portion of the cost of the acquisition and construction of the Project by the Borrower, the lending of the proceeds of the Issuer's Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1999A (the "Series 1999A Bonds") and the Issuer's Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Taxable Series 1999B (the "Series 1999B Bonds") to the Borrower for such purpose, and the repayment by the Borrower of such loan; and

                  WHEREAS, in order to provide for the authentication and delivery of the Series 1999A Bonds and the Series 1999B Bonds (as more fully defined herein, the "Bonds"), to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and of the interest and premium, if any, thereon, the Issuer has authorized the execution and delivery of this Indenture; and

                  WHEREAS, the Bonds are to be issued in a total aggregate principal amount not to exceed $35,000,000 and are to be sold and delivered to provide proceeds, as a loan to the Borrower, to finance or refinance a portion of the cost of the acquisition, construction, and installation of the Project, including the refinancing of such cost by refunding the Refunded Bonds, as defined herein; and

                  WHEREAS, the Bonds and the Trustee's certificate of authentication and the form of assignment to be endorsed thereon shall be in substantially the forms set forth in Exhibit A to this Indenture, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture;

                  WHEREAS, in order to further enhance the payments of principal of and interest on the Bonds, the Borrower has obtained municipal bond insurance or financial guaranty insurance with respect to the Bonds, and in order to provide for the purchase of tendered Bonds, the Borrower has arranged for the provision of a liquidity facility with respect to certain of the Bonds;

                  WHEREAS, all acts and proceedings required by law necessary to make the Bonds when executed by the Issuer, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal limited obligations of the Issuer, and to constitute this Indenture a valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken; and the execution and delivery of this Indenture have been in all respects duly authorized;

                  NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

                  That the Issuer in consideration of the premises, the acceptance by the Trustee of the trust hereby created, the purchase and acceptance of the Bonds by the purchasers thereof, one dollar duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and of other good and valuable considerations, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest on all Bonds outstanding hereunder from time to time, according to their tenor and effect, and to secure the observance and performance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby pledge and assign unto the Trustee and unto its successors and assigns forever;

                              GRANTING CLAUSE FIRST

                  The Agreement, including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Issuer therein (except for the right of the Issuer to the payment of costs, expenses and indemnification pursuant to Sections 4.2(d), 4.2(e), 4.2(h) and 6.4 of the Agreement and any rights of the Issuer to receive any notices, certificates, requests, requisitions or other communications, to make inspections and to give consents under the Agreement) including, but without limiting the generality of the foregoing, the present and continuing right to receive, collect or make claim for any of the moneys, income, revenues, issues, profits and other amounts payable or receivable thereunder, including payments made by the Borrower under the Agreement (excepting only payments made by the Borrower pursuant to the Tax Certificate (as defined herein) in order to make rebate payments to the United States), to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer or any other person is or may become entitled to do under the Agreement;

                             GRANTING CLAUSE SECOND

                  All Revenues (as defined herein) received by the Issuer under the Agreement and all moneys and earnings thereon held by the Trustee in the Construction Fund, the Costs of Issuance Fund, or in the Bond Fund under the terms of this Indenture; and

                              GRANTING CLAUSE THIRD

                  Any and all other property of each name and nature from time to time hereafter by delivery or by writing of any kind pledged or assigned as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent, to the Trustee, which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

                  TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its successors in said trusts and assigns forever.

                  IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds, from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds (except only as otherwise expressly stated herein).

                  PROVIDED HOWEVER, that if the Issuer, its successors or assigns, shall cause to be paid, the principal of the Bonds and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Bonds, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI hereof or shall provide, as permitted by Article VIII hereof, for the payment thereof, and shall keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, determine and be void except as set forth in such Article VIII.

                  THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Trust Estate hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Owners from time to time of the Bonds, as follows:

                                   ARTICLE I

                     DEFINITIONS AND RULES OF INTERPRETATION

         SECTION 1.01. RULES OF INTERPRETATION. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (A) All references in this Indenture to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture.

                  (B) The words "herein", "hereof", "hereto", "hereby", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (C) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

                  (D) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect in the United States from time to time.

                  (E) Every "request", "order", "demand", "application", "appointment", "notice", "statement", "certificate" , "consent", "direction", "instruction" or similar action hereunder by the Issuer shall, unless the form thereof is specifically provided, be in writing signed by the Authorized Issuer Representative.

                  (F) All other terms used herein which are defined in the Agreement shall have the same meanings assigned them in the Agreement unless the context otherwise requires.

         SECTION 1.02. DEFINITIONS. In addition to the terms defined in the recitals hereto, for all purposes of this Indenture and the Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         "Act" means the County Economic Development Revenue Bond Law Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes, as amended and supplemented.

         "Administrative Expenses" means any and all reasonable and necessary expenses (including the reasonable and necessary out-of-pocket expenses and fees of Counsel) incurred by the Issuer in connection with the Bonds, the Agreement, this Indenture and any transaction or event contemplated by the Agreement or this Indenture, and any agency of the State selected by the Issuer to act on its behalf in connection with the Bonds, including any and all reasonable expenses incurred by the Attorney General of the State in connection with any litigation which may at any time be instituted involving the Bonds.

         "Agreement" means the Financing Agreement of even date herewith by and between the Issuer and the Borrower, as from time to time amended and supplemented.

         "Alternate Liquidity Facility" means any standby bond purchase agreement or other liquidity facility meeting the requirements of Section 5.14 of the Agreement.

         "Authorized Borrower Representative" means the President, the Chief Financial Officer, Treasurer or any Assistant Treasurer of the Borrower or any person at the time designated to act on behalf of the Borrower by a written certificate furnished to the Issuer, the Remarketing Agent, if any, and the Trustee containing the specimen signature of such person and signed on behalf of the Borrower by any officer of the Borrower. Such certificate may designate an alternate or alternates.

         "Authorized Denominations" means (i) with respect to any Term Rate Period or Taxable Term Rate Period, $5,000 and any integral multiple thereof; and (ii) with respect to any other Rate Period, $100,000 and any integral multiple of $5,000 in excess thereof, except that one Bond may be in a denomination of any amount in excess of $100,000.

         "Authorized Issuer Representative" means the Chair of the Board of Commissioners of the Issuer or any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Borrower and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by the Chair of the Board of Commissioners of the Issuer.

         "Available Moneys" has meaning herein with respect only to Taxable Weekly Bonds and Taxable Term Bonds (except Taxable Term Bonds where the term ends at maturity thereof) and means (1) moneys derived from drawings under a Liquidity Facility that are not commingled with any other moneys, (2) moneys held by the Trustee (other than in the Rebate Fund) and subject to a first-priority perfected lien under the Indenture for a period of at least ninety-one (91) days and not commingled with any moneys so held for less than said period and during and prior to which period no petition in bankruptcy was filed by or against, and no receivership, insolvency, assignment for the benefit of creditors or other similar proceeding has been commenced by or against the Borrower or the Issuer, or (3) moneys for which there has been delivered to the Trustee an opinion of nationally recognized bankruptcy counsel to the effect that the payment of such moneys to the holders of such Bonds would not constitute transfers avoidable under 11 U.S.C. Section 547(b) and recoverable from the holders of such Bonds under 11 U.S.C. 550(a) should the Issuer or the Borrower be the debtor in a case under the United States Bankruptcy Code.

         "Bond" or "Bonds" means any one or more of the bonds authorized, authenticated and delivered under this Indenture.

         "Bond Counsel" means nationally recognized municipal bond counsel mutually acceptable to the Issuer, the Trustee and the Borrower, but shall not include Counsel to the Borrower.

         "Bond Fund" means the fund created by Section 6.02 hereof.

         "Bond Insurance" means, collectively, a Municipal Bond Insurance Policy and any endorsements thereto with respect to the Series 1999A Bonds and any Tax-Exempt Series into which any Series 1999B Bonds may be converted, and a Financial Guaranty Insurance Policy and any endorsements thereto with respect to the Series 1999B Bonds, each issued by the Bond Insurer on the date of issuance of the Bonds.

         "Bondholder" or "holder" or "Owner" or "owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the

Registrar for that purpose in accordance with the terms of this Indenture; provided, however, with respect to Book-Entry Bonds the term "Owner" shall mean the beneficial owners of the Bonds as the context may require.

         "Bond Insurer" shall mean Ambac Assurance Corporation, a
Wisconsin-domiciled stock insurance company, or any successor thereto.

         "Book-Entry Bond" means a Bond authorized to be issued to and, except as provided in subsections (c) or (d) of Section 2.13 of this Indenture, restricted to being registered in the name of a Securities Depository.

         "Borrower" means Southwest Gas Corporation, a California corporation qualified to do business in the State, and its successors and assigns and any surviving, resulting or transferee corporation as permitted in Section 5.2 of the Agreement.

         "Business Day" means a day on which banking institutions located in New York, New York, or in the city in which the principal corporate trust office of the Trustee is located or the payment office for the Bond Insurer or the office of the Liquidity Provider, if any, at which demands for payment of the Liquidity Facility are to be presented, are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated or proposed thereunder or (to the extent applicable) under prior law, including temporary regulations.

         "Completion Date" means the date of completion of the Project as certified under Section 5.3 of the Agreement.

         "Construction Fund" means the fund created by Section 6.06 hereof.

         "Cost" or "Cost of the Project" means the sum of the items authorized to be paid from the Construction Fund pursuant to the provisions of paragraphs
(a) to (g), inclusive, of Section 3.3 of the Agreement.

         "Costs of Issuance" means all items of expense directly or indirectly payable by or reimbursable to the Issuer or the Borrower and related to the authorization, issuance, sale and delivery of the Bonds, including but not limited to costs of preparation and reproduction of documents, printing expenses, filing and recording fees, initial fees and charges of the Trustee, legal fees and charges, fees and disbursements of consultants and professionals, rating agency fees, fees and charges for preparation, execution and safekeeping of the Bonds and any other cost, charge or fee in connection with the original issuance of the Bonds which constitutes a "cost of issuance" within the meaning of Section 147(g) of the Code.

         "Costs of Issuance Fund" means the fund by that name established pursuant to Section 6.07 hereof.

         "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Borrower or the Trustee, as applicable) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

         "Daily Rate" means the interest rate on the Bonds of a Tax-Exempt Series established in accordance with Section 2.03(a) hereof.

         "Daily Rate Period" means each period during which Bonds of a Tax-Exempt Series bear interest at Daily Rates.

         "Dated Date" means (i) with respect to the Series 1999A Bonds, the first day of the month in which such Bonds are issued, (ii) with respect to the Series 1999B Bonds, the date of issuance and delivery of such Bonds to the Initial Purchaser thereof, or (iii) with respect to Bonds of a Tax-Exempt Series other than the Series 1999A Bonds, the Tax-Exempt Conversion Date.

         "Default" or "default" means any event which with the giving of notice, the passage of time, or both, becomes an "event of default".

         "DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

         "Event of Default" or "event of default" means an occurrence or event specified in and defined as such by Section 9.01 hereof.

         "Exempt Facilities" means facilities for the local furnishing of electricity or natural gas within the meaning of Section 142(a) of the Code.

         "Expiration Date" means the earliest of (i) the stated expiration date of the Liquidity Facility, (ii) the date on which the Liquidity Facility is terminated pursuant to the terms of the Agreement or (iii) a Termination Date under Section 7.2(b) of the Standby Bond Purchase Agreement.

         "Flexible Rate" means the interest rate on any Bonds of a Tax-Exempt Series established in accordance with Section 2.03(d) hereof.

         "Flexible Rate Period" means each period, comprised of Flexible Segments, during which Bonds of a Tax-Exempt Series bear interest at Flexible Rates.

         "Flexible Segment" means, with respect to each Bond of a Tax-Exempt Series bearing interest at a Flexible Rate, the period established in accordance with Section 2.03(d) hereof.

         "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Borrower.

         The term "government obligations" means the obligations described in
Section 8.01(B)(a)(iii)(2) hereof.

         "Indenture" means this Indenture of Trust, including any indentures supplemental hereto or amendatory hereof.

         "Initial Purchaser" means, collectively, Lehman Brothers Inc. and Ramirez & Co., Inc.

         "Insurer Default" means any of the following events: (i) the Bond Insurer shall fail, wholly or partially, to make a payment when and as required under the provisions of the Bond Insurance; (ii) the Bond Insurance is surrendered, cancelled or terminated, or amended or modified in any material respect, without the Trustee's prior written consent; (iii) a court of competent jurisdiction enters a final nonappealable judgment that the Bond Insurance is not valid and binding on or enforceable against the Bond Insurer; or (iv) the occurrence and continuation of one or more of the following: (A) the liquidation or dissolution of the Bond Insurer; (B) the commencement by the Bond Insurer of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, including without limitation the appointment of a trustee, receiver, liquidator, custodian or other similar official for itself or any substantial part of its property; (C) the consent of the Bond Insurer to or the acquiescence by the Bond Insurer in any case or proceeding described in the preceding clause (B) that is commenced against it; (D) the making by the Bond Insurer of an assignment for the benefit of creditors; (E) the failure of the Bond Insurer or the admission by the Bond Insurer in writing of its inability generally to pay its debts or claims as they become due; (F) the initiation by the Bond Insurer of any actions to authorize any of the foregoing; (G) the commencement of an involuntary case or other proceeding against the Bond Insurer seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case remaining undismissed and unstayed for a period of 60 days; or (H) the entering of an order for relief against the Bond Insurer under the federal bankruptcy law as now or hereafter in effect.

         "Interest Payment Date" means (a) in the case of the Series 1999A Bonds, each April 1 and October 1, commencing April 1, 2000, and (b) in the case of all other Bonds (i) with respect to any Daily Rate Period, Weekly Rate Period or Taxable Weekly Rate Period, the first Business Day of each calendar month,
(ii) with respect to any Term Rate Period or Taxable Term Rate Period, the first Business Day of the sixth calendar month following the effective date of such Term Rate Period or Taxable Term Rate Period and the first Business Day of each successive sixth calendar month, if any, of such Term Rate Period or Taxable Term Rate Period, (iii) with respect to any Taxable Flexible Rate Segment or Flexible Segment, the Business Day next succeeding the last day thereof, and
(iv) with respect to each Rate Period, the Business Day next succeeding the last day thereof.

         "Investment Securities" means any of the following: (1) Permitted Investments; (2) obligations, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following: Farm Credit System Financial Assistance Corporation, Export-Import Bank, Federal Financing Bank, Government National Mortgage Association, Farmers' Home Administration, or Federal Housing Administration; (3) obligations of any state government the interest on which is exempt from federal income taxation for which a nationally recognized rating service is maintaining a rating within the top two ratings of such rating service; (4) repurchase agreements with reputable financial institutions fully secured by collateral security actually delivered to the Trustee described in clauses (1) or (2) of this definition continuously having a market value at least equal to 102% of the amount so invested and approved in writing by the Bond Insurer and S&P and Moody's at the time of such investment;
(5) bankers' acceptances maturing not more than 360 days from the date of issuance issued by a bank (including the Trustee and its affiliates) which are rated at least Aa by Moody's or rated AA by S&P and eligible for purchase by the Federal Reserve Bank; (6) interest-bearing demand or time deposits (including certificates of deposit) in banks (including the Trustee and its affiliates), provided such deposits are (a) secured at all times, and are issued by a bank which has a rating on its short-term certificates of deposit of "A-1" or better by S&P or P-1 or better by Moody's and mature no more than 360 days after the date of purchase or (b) fully insured by Federal deposit insurance; and (7) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) which have been assigned the rating of at least A-1 or better by S&P or P-1 or better by Moody's and approved in writing by the Bond Insurer and S&P and Moody's at the time of such investment.

         "Issuer" means Clark County, Nevada, as issuer of the Bonds.

         "Liquidity Facility" means, at any time as applicable, (i) the Standby Bond Purchase Agreement among the Borrower, Bank One, NA and the Trustee, dated as of October 1, 1999, as the same may be amended pursuant to its terms, and
(ii) in the event of delivery of an Alternate Liquidity Facility, such Alternate Liquidity Facility, in each case acceptable to the Bond Insurer.

         "Liquidity Provider" means at any time any commercial bank, savings association or other financial institution providing a Liquidity Facility then in effect.

         "Liquidity Provider Bonds" shall have the meaning ascribed thereto in
Section 4.06(a)(i) hereof.

         "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of California, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower, with notice to the Trustee and the Liquidity Provider, if any.

         "Outstanding" or "outstanding" or "Bonds Outstanding", in connection with the Bonds means, as of the time in question, all Bonds authenticated and delivered under this

Indenture, including, without limitation, Bonds deemed not defeased or satisfied after the payment by the Bond Insurer of principal and interest on such Bonds in accordance with Section 8.01 hereof, except:

                  A. Bonds theretofore canceled or required to be canceled under
         Section 2.10 or 6.16 hereof;

                  B. Bonds which are deemed to have been paid in accordance with
         Article VIII hereof; and

                  C. Bonds (including Bonds which are deemed to have been purchased pursuant to Section 4.03 hereof) in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof.

In determining whether the Owners of a requisite aggregate principal amount of outstanding Bonds have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions of this Indenture, Bonds which are owned of record by the Borrower or any affiliate thereof or held by the Trustee for the account of the Borrower shall be disregarded and deemed not to be Outstanding hereunder for the purpose of any such determination (except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which a Responsible Officer of the Trustee actually knows to be so owned or held shall be disregarded) unless all Bonds are owned by the Borrower or any affiliate thereof and/or held by the Trustee for the account of the Borrower, in which case such Bonds shall be considered outstanding for the purpose of such determination. For the purpose of this definition, an "affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Owner" is defined under the term "Bondholder."

         "Paying Agent" means the Trustee, acting as paying agent for the Bonds.

         "Permitted Investments" means (i) direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America);
(ii) obligations the timely payment of the principal of and interest on which are fully guaranteed by the United States of America; (iii) money market funds registered under the Investment Company Act of 1940, as amended, whose shares are registered under the Securities Act of 1933, as amended, which invest only in securities of the type described in clause (i) or (ii) of this definition and having a rating by S&P of at least Aam-G or AAAm, and by Moody's of at least Aaa or P-1; or (iv) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations described in clause (i) or (ii) of this definition which are held by a custodian in safekeeping on behalf of the holders of such certificates or receipts and approved in writing by the Bond Insurer and S&P and Moody's at the time of such investments.

         "Person" means natural persons, firms, partnerships, associations, corporations, trusts, limited liability companies and public bodies.

         "Plans and Specifications" means the plans and specifications for the Project as prepared by the Borrower and heretofore approved by the Issuer.

         "Principal Office" means, with respect to the Trustee, the principal corporate trust office of the Trustee, which office at the date of acceptance of the Trustee of the duties and obligations imposed upon it hereunder is located for the purposes and at the addresses specified in Section 13.06 hereof.

         "Project" means the facilities described in Exhibit A to the Agreement.

         "Rate Period" means any Daily Rate Period, Weekly Rate Period, Flexible Rate Period, Taxable Flexible Rate Period, Taxable Weekly Rate Period , Taxable Term Rate Period or Term Rate Period.

         "Rebate Fund" means the fund created by Section 6.18 hereof.

         "Record Date" means with respect to any Interest Payment Date in respect of a Daily Rate Period, a Weekly Rate Period, a Taxable Flexible Rate Segment, a Taxable Weekly Rate Period or a Flexible Segment, the Business Day next preceding such Interest Payment Date and, with respect to any Interest Payment Date in respect of a Term Rate Period or Taxable Term Rate Period, the fifteenth day of the calendar month next preceding such Interest Payment Date.

         "Refunded Bonds" means the Issuer's Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1998A.

         "Registrar" means the Trustee, acting as registrar for the Bonds.

         "Remarketing Agent" means the remarketing agent or agents appointed in accordance with Section 4.08 hereof and any permitted successor or successors thereto.

         "Resolution" means the resolution duly adopted and approved by the governing body of the Issuer on March 2, 1999, authorizing the issuance and sale of the Bonds and the execution and delivery of this Indenture and the Agreement and the other documents and transactions contemplated herein or therein, and any subsequent resolution relating to any of the Bonds which have not been issued as of the date of such subsequent resolution.

         "Responsible Officer" means when used with respect to the Trustee, any officer within the Principal Office of the Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Revenues" means the amounts pledged hereunder to the payment of principal of, and premium, if any, and interest on the Bonds, consisting of the following: (i) all amounts payable from time to time by the Borrower under Section 4.2(a) of the Agreement, and all receipts of the Trustee credited under the provisions of this Indenture against said amounts payable, (ii) any accrued interest on the Bonds deposited with the Trustee under Section 6.03 hereof and (iii) any amounts paid into the Bond Fund from the Construction Fund, including income or revenue derived from the investment of moneys therein.

         "S.E.C." means the Securities and Exchange Commission of the United States of America.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, its successors and their assigns, and, if such securities rating agency shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower, with notice to the Trustee, the Bond Insurer and the Liquidity Provider, if any.

         "Series" means, as applicable, (i) the Series 1999A Bonds, (ii) the Series 1999B Bonds or (iii) a Tax-Exempt Series other than the Series 1999A Bonds.

         "Securities Depository" means, with respect to a Book-Entry Bond, DTC or any person, firm, association or corporation constituting a "clearing agency" (securities depository) registered under Section 17A of the Securities Exchange Act of 1934, as amended, which may at any time be substituted in its place to act as Securities Depository for the Bonds, or its successors, or any nominee therefor.

         "State" means the State of Nevada.

         "Tax Certificate" means the Tax Certificate and Agreement, dated as of the Dated Date of the Series 1999A Bonds, executed by the Issuer and the Borrower, as the same may be amended and supplemented from time to time, and with respect to any Series 1999B Bonds, converted to a Tax-Exempt Series of Bonds on a particular Tax-Exempt Conversion Date, the Tax Certificate and Agreement, dated such Tax-Exempt Conversion Date, executed by the Issuer and the Borrower, as the same may be amended and supplemented from time to time.

         "Tax-Exempt" means, with respect to interest on any obligations of a state or local government, including any Tax-Exempt Series of Bonds, that such interest is excluded from the gross income of the Owners thereof (other than any Owner who is a "substantial user" of facilities financed with such obligations or a "related person" within the meaning of Section 147(a) of the Code) for federal income tax purposes, whether or not such interest is includable as an item of tax preference or otherwise includable directly or indirectly for purposes of calculating other tax liabilities, including any alternative minimum tax or environmental tax under the Code.

         "Tax-Exempt Conversion Date" means any date on which all or a portion of the Series 1999B Bonds are converted to a Tax-Exempt Series as described in
Section 2.15 hereof.

         "Tax-Exempt Series" means, as applicable, the Series 1999A Bonds and any Series 1999B Bonds as to which a Tax-Exempt Conversion Date has occurred.

         "Taxable Flexible Bonds" means any Bond that bears interest at a Taxable Flexible Rate.

         "Taxable Flexible Rate" means with respect to any Taxable Flexible Bond, the rate of interest on such Bond established in accordance with Section 2.03(e) hereof.

         "Taxable Flexible Rate Period" means with respect to each Taxable Flexible Bond, each period, comprised of Taxable Flexible Rate Segments, during which such Bond bears interest at a Taxable Flexible Rate.

         "Taxable Flexible Rate Segment" means, with respect to any Bond bearing interest at the Taxable Flexible Rate, the period established in accordance with
Section 2.03(e) hereof.

         "Taxable Term Bond" means any Bond that bears interest at a Taxable Term Rate.

         "Taxable Term Rate" means, as to any Bond, the interest rate on such Bond established in accordance with Section 2.03(g) hereof.

         "Taxable Term Rate Period" means, as to any Taxable Term Bond, each period during which a Taxable Term Rate is in effect.

         "Taxable Weekly Bonds" means any Bond that bears interest at a Taxable Weekly Rate.

         "Taxable Weekly Rate" means with respect to any Taxable Weekly Bond, the rate of interest on such Bond established in accordance with Section 2.03(f) hereof.

         "Taxable Weekly Rate Period" means each period during which Bonds bear interest at Taxable Weekly Rates.

         "TBMA Swap Index" means the TBMA Municipal Swap Index most recently published in the Bond Buyer, or, if the Bond Buyer no longer publishes such index or is no longer published, the variable rate index published in a comparable periodical selected by the Remarketing Agent.

         "Tender Agent" means the Trustee, acting as tender agent for the Bonds.

         "Term Bond" means any Bond that bears interest at a Term Rate.

         "Term Rate" means the interest rate on the Bonds of a Tax-Exempt Series established in accordance with Section 2.03(c) hereof.

         "Term Rate Period" means each period during which Bonds of a Tax-Exempt Series bear interest at a Term Rate.

         "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

         "Trustee" means Harris Trust and Savings Bank, an Illinois banking corporation, and any successor trustee appointed and qualified pursuant to Sections 10.02, 10.06 and 10.09 hereof at the time serving as successor Trustee hereunder.

         "Weekly Rate" means the interest rate on the Bonds of a Tax-Exempt Series established in accordance with Section 2.03(b) hereof.

         "Weekly Rate Period" means each period during which Bonds bear interest at Weekly Rates.

         SECTION 1.03. NUMBER AND GENDER. The singular form of any word used herein, including the terms defined in Section 1.02, shall include the plural, and vice versa. The use herein of a word of any gender shall include all genders.

         SECTION 1.04. CONTENT OF CERTIFICATES AND OPINIONS. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or the Agreement shall include (a) a statement that the person or persons making or giving such certificate or opinion have read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of the signers, they have made or caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether, in the opinion of the signers, such condition or covenant has been complied with.

         Any such certificate or opinion made or given by an officer of the Issuer or the Borrower may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous. Any such certificate or opinion made or given by counsel may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Issuer or the Borrower), upon the certificate or opinion of or representations by an officer of the Issuer or the Borrower, as applicable, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.01. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. Except as provided in Section 2.08 hereof, the total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $35,000,000, consisting of Series 1999A Bonds in an amount not to exceed $12,410,000 and Series 1999B Bonds in an amount not to exceed $22,590,000. It is hereby recognized that the Issuer and the Borrower have reserved the right to provide for the issuance of other obligations not constituting Bonds pursuant to Section 4.1(b) of the Agreement.

         SECTION 2.02. ISSUANCE OF BONDS.

         (a) Authorization of Issuance. The Bonds are hereby authorized to be issued, and upon such issuance the Trustee shall authenticate the Bonds and deliver them as specified in a written request of the Issuer, as more fully provided in Sections 2.06 and 2.12. Series 1999A Bonds shall be designated "Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1999A." Until converted on a Tax-Exempt Conversion Date, the Series 1999B Bonds shall be designated "Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Taxable Series 1999B." The Bonds shall be issuable as fully registered bonds without coupons, in Authorized Denominations. Unless the Issuer shall otherwise direct, the Series 1999A Bonds shall be numbered A-1 and upwards and the Series 1999B Bonds shall be numbered TB-1 and upwards. It is anticipated that all or a portion of the Series 1999B Bonds will be converted from time to time to Bonds of one or more Tax-Exempt Series at the option of the Borrower. On and after any Tax-Exempt Conversion Date with respect to Bonds of a Tax-Exempt Series, such Bonds, at the option of the Borrower, may either (i) have the same designation except that the Series designation shall be changed from "Taxable Series 1999B" to "Series 1999_," with the blank completed by the next consecutive letter designation or (ii) be combined with any Bonds of a Tax-Exempt Series (other than Series 1999A Bonds) that are Outstanding, such that such Bonds shall have the same Series designation as the Outstanding Tax-Exempt Series. Unless the Issuer shall otherwise direct, the Bonds of each Tax-Exempt Series shall be numbered separately from 1 and upwards and shall bear a letter designation corresponding to the series of such Bonds. Bonds of each Tax-Exempt Series shall bear a distinct CUSIP number from the Series 1999A Bonds, the Series 1999B Bonds and from Bonds of any other Tax-Exempt Series.

         (b) General Terms. The Bonds shall be issued as fully registered bonds, without coupons, in Authorized Denominations and shall be dated the Dated Date and shall mature, subject to prior redemption or purchase upon the terms and conditions hereinafter set forth, on December 1, 2038; provided, however, that on any Tax-Exempt Conversion Date on which any Series 1999B Bonds may be converted to a new Tax-Exempt Series, the Borrower may designate a new maturity date for the Bonds of such Tax-Exempt Series, which maturity date shall be any date on or prior to December 1, 2038. The Trustee shall insert the date of authentication of each Bond in the place provided for such purpose in the form of the certificate of authentication of the Trustee to be printed on each Bond.

         (c) Manner of Payment. The principal of and premium, if any, and interest on the Bonds shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts (which shall be in immediately available funds), and, except as otherwise provided in Section 2.13 hereof with respect to Book-Entry Bonds, such principal and premium, if any, and interest thereon shall be payable at the Principal Office of the Trustee, as Paying Agent. Payment of interest on any Interest Payment Date on any Bond shall be made to the Owner thereof as of the close of business on the Record Date immediately prior thereto and, except as otherwise provided in Section 2.13 hereof with respect to Book-Entry Bonds, shall be (i) made by check or draft of the Trustee, as Paying Agent, mailed on the Interest Payment Date to the Owner as of the close of business on the Record Date immediately preceding the Interest Payment Date, at the Owner's address as it appears on the registration books of the Issuer kept by the Trustee or at such other address as is furnished to the Trustee in writing by such Owner not later than the close of business on the Record Date for such Interest Payment Date, or (ii) transmitted by wire transfer to the account with a member of the Federal Reserve System located within the continental United States of America of any Owner which owns at least $1,000,000 in aggregate principal amount of the Bonds of any Series and which shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date, but, in the case of interest payable in respect of a Flexible Segment or a Taxable Flexible Rate Segment, only upon presentation of such Bond (if such Bond is not a Book-Entry Bond) at the Principal Office of the Trustee for exchange or transfer in accordance with the provisions hereof, except, in each case, that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Owners in whose names any such Bonds are registered at the close of business on the fifth (5th) Business Day next preceding the date of payment of such defaulted interest. All payments will be made in immediately available funds.

         (d) Interest. The Bonds shall bear interest from and including the Dated Date until payment of the principal or the redemption or purchase price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise, at the rate or rates per annum determined pursuant to Section 2.03 hereof. Interest on the Bonds shall be paid on each applicable Interest Payment Date and at maturity or prior redemption or purchase for the period commencing on the immediately preceding Interest Payment Date (or if no interest has been paid thereon commencing on the Dated Date) to but excluding such Interest Payment Date; provided, however, that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds shall bear interest from the last date to which interest has been paid in full or duly provided for on the Bonds or, if no interest has been paid or duly provided for on the Bonds, from the Dated Date thereof. Each Bond shall bear interest on overdue principal at the rate borne by the Bonds on the date on which such principal became due and payable. During any Daily Rate Period, Weekly Rate Period, Taxable Weekly Rate Period, Flexible Rate Period or Taxable Flexible Rate Period, interest on the related Bonds shall be computed upon the basis of a 365 or 366-day year, as applicable, for the number of days actually elapsed. During any Term Rate Period or Taxable Term Rate Period, interest on the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months.

         (e) Proceeds of Sale. The proceeds received by the Issuer from the sale of the Bonds shall be deposited with the Trustee, who shall forthwith deposit such proceeds as set forth in a written request of the Issuer acknowledged by the Borrower. Such request shall provide for such proceeds to be deposited as set forth in this Section, as follows:

                  (i) to the Bond Fund, the amount of interest accrued on the Bonds from the Dated Date thereof to the date of issuance, such accrued interest on the Series 1999A

         Bonds to be deposited in the Series 1999A Account in the Bond Fund, and such accrued interest on the Series 1999B Bonds, if any, to be deposited in the Taxable Series 1999B Account in the Bond Fund;

                  (ii) to the Costs of Issuance Fund, the sum of $-0-, consisting of $-0- from proceeds of the Series 1999A Bonds to be deposited into the Series 1999A Costs of Issuance Account, and $-0-from proceeds of the Series 1999B Bonds to be deposited into the Series 1999B Costs of Issuance Account;

                  (iii) to the Refunding Account created pursuant to this Section, the sum of $720,000 from proceeds of the Series 1999A Bonds; and

                  (iv) to the Construction Fund, the balance of such proceeds, consisting of $11,248,343.37 from proceeds of the Series 1999A Bonds to be deposited in the Series 1999A Construction Account and $21,839,339.13 from proceeds of the Series 1999B Bonds to be deposited in the Series 1999B Construction Account.

         The Trustee shall create a separate account, designated the Refunding Account, into which the Trustee shall deposit the amount specified in (iii) above. Upon the deposit of such amount, the Trustee shall immediately transfer such amount to Harris Trust and Savings Bank, as trustee for the Refunded Bonds, and shall close such account.

         SECTION 2.03. DETERMINATION OF RATE PERIODS AND INTEREST RATES. In the manner hereinafter provided, the term of the Bonds will be divided into consecutive Rate Periods during which the Bonds shall bear interest at the Daily Rate, the Weekly Rate, the Flexible Rate, the Taxable Flexible Rate, the Taxable Weekly Rate, the Term Rate or the Taxable Term Rate as the case may be. The first Rate Period (i) with respect to the Series 1999A Bonds shall be a Term Rate Period commencing on the Dated Date of such Bonds and ending on the date prior to the maturity date of such bonds at the Term Rate indicated thereon per annum; and (ii) with respect to the Series 1999B Bonds shall be the Taxable Weekly Rate Period with the initial Taxable Weekly Rates established on or before the Dated Date in accordance with the provisions of this Indenture. Each Series of Bonds shall bear interest at the rate or rates per annum established from time to time in accordance with the provisions of this Indenture. Prior to the Tax-Exempt Conversion Date for any Series 1999B Bonds, all of the Series 1999B Bonds shall be in the Taxable Flexible Rate Period, Taxable Term Rate Period or the Taxable Weekly Rate Period, and such Bonds shall bear interest only at a Taxable Flexible Rate, Taxable Term Rate or a Taxable Weekly Rate; however, Taxable Flexible Bonds may be in different Taxable Flexible Rate Segments and may bear interest at different Taxable Flexible Rates.

                  (a) (i) Determination of Daily Rate. During each Daily Rate Period for any Tax-Exempt Series of Bonds, such Bonds shall bear interest at the Daily Rate, which shall be determined by the Remarketing Agent not later than 10:00 a.m., New York time, on each Business Day for such Business Day. The Daily Rate shall be the lowest rate determined by the Remarketing Agent to be the interest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such rate at a price equal to 100% of the principal amount thereof (without regard to accrued interest); provided, however, that (1) with respect to any day which is not a Business Day, the Daily Rate shall be the Daily Rate determined for the immediately preceding Business Day, and (2) with respect to any other day for which the Remarketing Agent shall not have determined a Daily Rate, the Daily Rate for such day shall be 105% of the most recent TBMA Swap Index. In no event shall the Daily Rate exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law. The Remarketing Agent shall provide the Trustee with immediate telephonic notice by noon New York time (promptly confirmed in writing) of each Daily Rate, as so determined; provided, however that no such notice need be given if the Daily Rate so determined is the same Daily Rate for the immediately preceding day.

                  (ii) Adjustment to Daily Rate. The Borrower, by written direction to the Issuer, the Trustee, the Liquidity Provider, and the Remarketing Agent, may elect that the Bonds of a Tax-Exempt Series (including Series 1999B Bonds on a Tax-Exempt Conversion Date) shall bear interest at a Daily Rate. Such direction shall (A) specify the Series of Bonds and the effective date of such adjustment to a Daily Rate, which shall be a Business Day not earlier than the fifteenth
         (15th) day after the date of such direction (or such shorter period of time to which the Trustee agrees), and shall be (1) in the case of an adjustment from a Term Rate Period or Taxable Term Rate Period, the day immediately following the last day of the then current Term Rate Period or Taxable Term Rate Period or on any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof, and (2) in the case of an adjustment from a Flexible Rate Period or Taxable Flexible Rate Period shall be either the day immediately following the last day of the then current Flexible Rate Period or Taxable Flexible Rate Period or the day immediately following the last day of the last Flexible Segment or Taxable Flexible Segment for each such Bond in the then current Flexible Rate Period or Taxable Flexible Rate Period all as determined in accordance with Section 2.03(d)(iv) or 2.03(e)(iv) hereof; and (B) in the case of an adjustment from a Term Rate Period having a duration in excess of one year, be accompanied by a form of opinion of Bond Counsel to the effect that such adjustment (1) is authorized or permitted by the Act and this Indenture and (2) will not adversely affect the Tax-Exempt status of such Bonds. During each Daily Rate Period commencing on the date so specified or determined (provided that an opinion of Bond Counsel described in clause (B) above, if required, is delivered on such date) and ending on the day immediately preceding the effective date of the next succeeding Rate Period, the interest rate borne by the Bonds shall be a Daily Rate.

                  (iii) Notice of Adjustment to Daily Rate. Except with respect to an adjustment to a Daily Rate Period from a Flexible Rate or an adjustment occurring on a Tax-Exempt Conversion Date with respect to Taxable Flexible Bonds, the Trustee shall give notice of an adjustment to a Daily Rate Period to Owners of such Bonds, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Daily Rate Period. Such notice shall state (1) that the interest rate on such Bonds will be adjusted to a Daily Rate (subject to receipt of the opinion of Bond Counsel referred to in the immediately preceding paragraph (a)(ii) if required, and to the Borrower's ability to rescind its election as described in Section 2.03(i) hereof), (2) the effective date of such Daily Rate Period, (3) that all such Bonds are subject to mandatory purchase on such effective date, (4) the procedures of such purchase and the payment of the purchase price and (5) if applicable, that the adjustment will also be a Tax-Exempt Conversion Date.

                  (b) (i) Determination of Weekly Rate. During each Weekly Rate Period for any Tax-Exempt Series of Bonds, such Bonds shall bear interest at the Weekly Rate, which, in the case of the first Weekly Rate determined for each Weekly Rate Period, shall be determined by the Remarketing Agent not later than 10:00 a.m. New York time on the first day of such Weekly Rate Period and thereafter no later than the Business Day next preceding Wednesday of each week during such Weekly Rate Period. The Weekly Rate shall be the rate determined by the Remarketing Agent to be the lowest interest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such rate at a price equal to 100% of the principal amount thereof (without regard to accrued interest); provided, however, that if the Remarketing Agent shall not have determined a Weekly Rate for any period, the Weekly Rate for such period shall be the same as 105% of the most recent TBMA Swap Index. In no event shall the Weekly Rate exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law. The first Weekly Rate determined for each Weekly Rate Period shall apply to the period commencing on the first day of such period and ending on the next succeeding Tuesday. Thereafter, each Weekly Rate shall apply to the period commencing on each Wednesday and ending on the next succeeding Tuesday; provided, however, if a Weekly Rate Period shall end on a day other than Tuesday, the last Weekly Rate for such Weekly Rate Period shall apply to the period commencing on the Wednesday preceding the last day of such Weekly Rate Period and ending on such last day. The Remarketing Agent shall provide the Trustee with written notification on the first day of each Weekly Rate Period of each Weekly Rate as so determined.

                  (ii) Adjustment to Weekly Rate. The Borrower, by written direction to the Issuer, the Trustee, the Liquidity Provider, and the Remarketing Agent, may elect that the Bonds of a Tax-Exempt Series (including Series 1999B Bonds on a Tax-Exempt Conversion Date) shall bear interest at a Weekly Rate. Such direction shall (A) specify the Series of Bonds and the effective date of such adjustment to a Weekly Rate, which shall be a Business Day not earlier than the 15th day after the date of such direction (or such shorter period of time to which the Trustee agrees), and (1) in the case of an adjustment from a Term Rate Period or Taxable Term Rate Period, shall be the day immediately following the last day of the then current Term Rate Period or Taxable Term Rate Period or on any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof, and
         (2) in the case of an adjustment from a Flexible Rate Period or Taxable Flexible Rate Period, shall be either the day immediately following the last day of the then current Flexible Rate Period or Taxable Flexible Rate Period or the day immediately following the last day of the last Flexible Segment or Taxable Flexible Segment for each such Bond in the then-current Flexible Rate Period, all as determined in accordance with
         Section 2.03(d)(iv) or 2.03(e)(iv) hereof; and (B) in the case of an adjustment from a Term Rate Period having a duration in excess of one year, be accompanied by a form of opinion of Bond Counsel to the effect that such adjustment (1) is authorized or permitted by the Act and this Indenture and (2) will not adversely affect the Tax-Exempt status of such Bonds. During each Weekly Rate Period commencing on the date so specified or determined (provided that an opinion of Bond Counsel described in clause (B) above, if required, is delivered on such date) and ending on the day immediately preceding the effective date of the next succeeding Rate Period, the interest rate borne by the Bonds shall be a Weekly Rate.

                  (iii) Notice of Adjustment to Weekly Rate. Except with respect to an adjustment to a Weekly Rate Period from a Flexible Rate or an adjustment occurring on a Tax-Exempt Conversion Date with respect to Taxable Flexible Bonds, the Trustee shall give notice of an adjustment to a Weekly Rate Period to Owners of the Bonds of a Tax-Exempt Series, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Weekly Rate Period. Such notice shall state (1) that the interest rate on such Bonds will be adjusted to a Weekly Rate (subject to receipt of the opinion of Bond Counsel referred to in the immediately preceding paragraph (b)(ii), if required, and to the Borrower's ability to rescind its election as described in Section 2.03(i) hereof), (2) the effective date of such Weekly Rate Period, (3) that all such Bonds are subject to mandatory purchase on such effective date, (4) the procedures of such purchase and the payment of the purchase price, and (5) if applicable, that the adjustment will also be a Tax-Exempt Conversion Date.

                  (c) (i) Determination of Term Rate. During each Term Rate Period for any Tax-Exempt Series of Bonds (which shall be at least 180 days in duration), such Bonds shall bear interest at the Term Rate determined by the Remarketing Agent on a Business Day selected by the Remarketing Agent, but not more than sixty (60) days prior to the first day of such Term Rate Period. The Term Rate shall be the rate determined by the Remarketing Agent on such date, and filed on such date with the Trustee and the Borrower, by written notice or by telephone promptly confirmed by telecopy or other writing, as being the lowest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such Term Rate at a price equal to 100% of the principal amount thereof; provided, however, that if, for any reason, a Term Rate for any Term Rate Period shall not be determined or become effective, then the Rate Period for such Bonds shall automatically adjust to a Daily Rate Period. If a Daily Rate for the first day of any such Daily Rate Period is not determined as provided in Section 2.03(a)(i) hereof, the Daily Rate for the first day of such Daily Rate Period shall be 105% of the most recent TBMA Swap Index. In no event shall any Term Rate exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law.

                  (ii) Adjustment to or Continuation of Term Rate. The Borrower, by written direction to the Issuer, the Liquidity Provider, the Trustee and the Remarketing Agent, may elect that the Bonds of a Tax-Exempt Series (including Series 1999B Bonds on a Tax-Exempt Conversion Date) shall bear, or continue to bear, interest at a Term Rate, and if it shall so elect that such Bonds shall bear or continue to bear, interest at a Term Rate, then the Borrower shall determine the duration of the Term Rate Period during which the Bonds shall bear interest at such Term Rate. As a part of such election, the Borrower also may determine that the initial Term Rate Period shall be followed by successive Term Rate Periods and, if the Borrower so elects, shall specify the duration of each such successive Term Rate Period as provided in this paragraph
         (ii). Such direction shall (A) specify the Series of Bonds and the effective date of each Term Rate Period, which shall be a Business Day not earlier than the 15th day after the date of such written direction (or such shorter period of time to which the Trustee agrees), and (1) in the case of an adjustment from a Flexible Rate Period or Taxable Flexible Rate Period, shall be either the day immediately following the last day of the then current Flexible Rate Period or Taxable Flexible Rate Period or the day immediately following the last day of the last Flexible Segment or Taxable Flexible Segment for such Bond in the then-current Flexible Rate Period or Taxable Flexible Rate Period, all as determined in accordance with
         Section 2.03(d)(iv) or 2.03(e)(iv) hereof and (2) in the case of an adjustment from a Term Rate Period or Taxable Term Rate Period, shall be the day immediately following the last day of the then current Term Rate Period or Taxable Term Rate Period or any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof; (B) specify the last day of such Term Rate Period or, if successive Term Rate Periods shall have been designated, the last day of each such Term Rate Period (which shall be for each Term Rate Period either the date immediately preceding the final maturity date of the Bonds, or a day which both immediately precedes a Business Day and is at least 180 days after the effective date thereof); and (C) unless the adjustment is from a Term Rate Period of equal duration, be accompanied by a form of opinion of Bond Counsel to the effect that such adjustment (1) is authorized or permitted by the Act and this Indenture and (2) will not adversely affect the Tax-Exempt status of such Bonds. The opinion of Bond Counsel described in clause (C) above, if required, must be delivered on the effective date of such adjustment. Notwithstanding the stated date of termination of any Term Rate Period, the Borrower may elect to cause an adjustment to any other Rate Period as of any date on which the affected Bonds are subject to redemption pursuant to Section 3.01(A)(3) hereof.

         If, by the fourteenth (14th) day prior to the last day of any Term Rate Period, the Trustee shall not have received notice of the Borrower's election that, during the next succeeding Rate Period, the Bonds of a Tax-Exempt Series shall bear interest at a Daily Rate, a Weekly Rate, a Flexible Rate or a Term Rate, the next succeeding Rate Period of such Bonds shall be a Weekly Rate Period until the interest rate on such Bonds is adjusted to another Rate Period, and the Bonds shall be subject to purchase pursuant to Section 4.02.

                  (iii) Notice of Adjustment to or Continuation of Term Rate. Except with respect to an adjustment to a Term Rate Period from a Flexible Rate or an adjustment occurring on a Tax-Exempt Conversion Date with respect to Taxable Flexible Bonds, the Trustee shall give notice of an adjustment to (or the continuation of) a Term Rate Period to Owners of such Bonds, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Term Rate Period. Such notice shall state (1) that the interest rate on such Bonds will be adjusted to, or continue to be, a Term Rate (subject to receipt of the opinion of Bond Counsel referred to in the immediately preceding paragraph (ii), if required, and to the Borrower's ability to rescind its election as described in Section 2.03(i) hereof), (2) the effective date and the last day of such Term Rate Period, (3) that the Term Rate for such Term Rate Period will be determined on or prior to the effective date thereof, (4) how such Term Rate may be obtained from the Remarketing Agent, (5) the Interest Payment Dates after such effective date, (6) that all such Bonds are subject to mandatory purchase on such effective date, (7) the procedures of such purchase and the payment of the purchase price, (8) the redemption provisions set forth in Section 3.01 hereof which will apply during such Term Rate Period, and (9) if applicable, that the adjustment will also be a Tax-Exempt Conversion Date.

                  (d) (i) Determination of Flexible Segments and Flexible Rates. During each Flexible Rate Period for any Tax-Exempt Series of Bonds, each Bond shall bear interest during each Flexible Segment for such Bond as described herein. Different Flexible Segments and Flexible Rates may apply to different Bonds of such Tax-Exempt Series at any time and from time to time. The Flexible Segment for each such Bond shall be a period of at least one day and not more than 270 days ending on a day that immediately precedes a Business Day, determined by the Remarketing Agent to be the period which, together with all such other Flexible Segments for all Bonds of such Tax-Exempt Series then Outstanding, will result in the lowest overall interest expense on the Bonds of such Tax-Exempt Series over the next succeeding 270 days. The Flexible Rate for each Flexible Segment for each Bond shall be determined by the Remarketing Agent no later than 1:00 p.m., New York time on the Business Day next preceding the first day of such Flexible Segment (and in time to enable the Remarketing Agent to give to the Trustee the notice required by Section 4.04(c) hereof) to be the lowest interest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such rate at a price equal to 100% of the principal amount thereof. If a Flexible Segment or a Flexible Rate for a Flexible Segment is not determined or effective, the Flexible Segment for such Bond shall be a Flexible Segment of one day, and the interest rate for such Flexible Segment of one day shall be 105% of the most recent TBMA Swap Index. In no event shall the Flexible Rate for any Flexible Segment exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law. The Remarketing Agent shall provide the Trustee with facsimile or telephonic notice of each Flexible Segment and Flexible Rate, as provided in Section 4.04(c) hereof.

                  (ii) Adjustment to Flexible Rates. The Borrower, by written direction to the Issuer, the Trustee, the Liquidity Provider, and the Remarketing Agent, may elect that the Bonds of a Tax-Exempt Series (including Series 1999B Bonds on a Tax- Exempt Conversion Date) shall bear interest at Flexible Rates. Such direction shall (A) specify the Series of Bonds and the effective date of the Flexible Rate Period during which such Bonds shall bear interest at Flexible Rates, which shall be a Business Day not earlier than the fifteenth (15th) day after the date of such direction (or such shorter period of time to which the Trustee agrees), and shall be, in the case of an adjustment from a Term Rate Period or Taxable Term Rate Period, the day immediately following the last day of the then current Term Rate Period or Taxable Term Rate Period or on any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof; and (B) in the case of an adjustment from a Term Rate Period having a duration in excess of one year, be accompanied by a form of opinion of Bond Counsel to the effect that such adjustment (1) is authorized or permitted by the Indenture and the Act and (2) will not adversely affect the Tax-Exempt status of such Bonds. During each Flexible Rate Period commencing on the date so specified (provided that the opinion of Bond Counsel described in clause (B) above, if required, is delivered on such date) and ending on the day immediately preceding the effective date of the next succeeding Rate Period, each Bond shall bear interest at a Flexible Rate during each Flexible Segment for such Bond.

                  (iii) Notice of Adjustment to Flexible Rates. Except with respect to adjustment to a Flexible Rate Period from a Flexible Rate Period or an adjustment occurring on a Tax-Exempt Conversion Date with respect to Taxable Flexible Bonds, the Trustee shall give notice of an adjustment to a Flexible Rate Period to Owners of the Bonds of a Tax-Exempt Series, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Flexible Rate Period. Such notice shall state (1) that the interest rate on such Bonds will be adjusted to the Flexible Rate (subject to receipt of the opinion of Bond Counsel referred to in the immediately preceding paragraph (ii), if required, and to the Borrower's ability to rescind its election as described in Section 2.03(i) hereof), (2) the effective date of such Flexible Rate Period, (3) that all such Bonds are subject to mandatory purchase on such effective date, (4) the procedures of such purchase and the payment of the purchase price, and (5) if applicable, that the adjustment will also be a Tax-Exempt Conversion Date.

                  (iv) Adjustment from Flexible Rates. At any time during a Flexible Rate Period, the Borrower may elect that the Bonds of a Tax-Exempt Series shall no longer bear interest at Flexible Rates and shall instead bear interest as otherwise permitted under this Indenture. The Borrower shall give written notice to the Issuer, the Trustee, the Liquidity Provider and the Remarketing Agent of such election and shall specify the Rate Period to follow with respect to such Bonds upon cessation of the Flexible Rate Period and instruct the Remarketing Agent to (1) determine Flexible Segments of such duration that, as soon as possible, all Flexible Segments shall end on the same date, not earlier than the fourteenth (14th) day (or such shorter period of time to which the Trustee agrees) after the date of such written notice from the Borrower, and upon the establishment of such Flexible Segments the day next succeeding the last day of all such Flexible Segments shall be the effective date of the Rate Period elected by the Borrower; or (2) determine Flexible Segments that will best promote an orderly transition to the next succeeding Rate Period to apply to such Bonds, beginning not earlier than the fourteenth
         (14th) day (or such shorter period of time to which the Trustee agrees) after the date of such written notice from the Borrower. If the Borrower elects the alternative in clause (2) above, the day next succeeding the last day of the Flexible Segment for each such Bond shall be with respect to such Bond the effective date of the new Rate Period elected by the Borrower. The Remarketing Agent, promptly upon the determination thereof, shall give written notice of such last day and such effective dates to the Borrower, the Liquidity Provider and the Trustee. During any transitional period from a Flexible Rate Period to the next succeeding Rate Period in accordance with clause (2) above, the provisions of this Indenture shall be deemed to apply to such Bonds as follows: such Bonds continuing to bear interest at Flexible Rates shall have applicable to them the provisions hereunder theretofore applicable to such Bonds as if all Bonds were continuing to bear interest at Flexible Rates and such Bonds bearing interest in the Rate Period to which the transition is being made will have applicable to them the provisions hereunder as if all such Bonds were bearing interest in such Rate Period.

                  (e) (i) Determination of Taxable Flexible Rates and Taxable Flexible Rate Segments. During the Taxable Flexible Rate Period, each Taxable Flexible Bond shall bear interest during each Taxable Flexible Rate Segment for such Bond at the Taxable Flexible Rate for such Bond as described herein. Different Taxable Flexible Rate Segments and Taxable Flexible Rates may apply to different Taxable Flexible Bonds at any time and from time to time. The Taxable Flexible Rate Segment for each Taxable Flexible Bond shall be a period of at least one day and not more than 270 days, ending on a day that immediately precedes a Business Day, determined by the Remarketing Agent to be the period which, together with all other Taxable Flexible Segments for all other Taxable Flexible Bonds then Outstanding, will result in the lowest overall interest expense on the Taxable Flexible Bonds over the next succeeding 270 days. The Taxable Flexible Rate for each Taxable Flexible Rate Segment for each such Bond shall be determined by the Remarketing Agent no later than 1:00 p.m., New York time on the Business Day next preceding the first day of such Taxable Flexible Rate Segment (and in time to enable the Remarketing Agent to give to the Trustee the notice required by Section 4.04(c) hereof) to be the lowest interest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such rate at a price equal to 100% of the principal amount thereof. If a Taxable Flexible Segment or a Taxable Flexible Rate for a Taxable Flexible Rate Segment is not determined or effective, the Taxable Flexible Rate Segment for such Bond shall be a Taxable Flexible Rate Segment of one day, and the interest rate for such Taxable Flexible Rate Segment of one day shall be 105% of the Federal Reserve H.15 Non-Financial Commercial Paper 7-day rate until a new Taxable Flexible Rate and Taxable Flexible Rate Segment shall be established. In no event shall the Taxable Flexible Rate for any Taxable Flexible Rate Segment exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law. The Remarketing Agent shall provide the Trustee with facsimile or telephonic notice of each Taxable Flexible Rate Segment and Taxable Flexible Rate, as provided in Section 4.04(c) hereof.

         If the Borrower has given notice of a Tax-Exempt Conversion Date with respect to any Taxable Flexible Bonds, no new Taxable Flexible Rate Segment for such Bonds shall be established unless the last day of such Taxable Flexible Rate Segment occurs prior to such Tax-Exempt Conversion Date.

                  (ii) Adjustment to Taxable Flexible Rates. At any time while the Taxable Weekly Bonds are bearing interest at Taxable Weekly Rates or while the Taxable Term Bonds bear interest at Taxable Term Rates, the Borrower, by written direction to the Issuer, the Liquidity Provider, the Trustee and the Remarketing Agent, may elect that the Taxable Term Bonds or Taxable Weekly Bonds shall bear interest at Taxable Flexible Rates. Such direction shall specify the effective date of the Taxable Flexible Rate Period during which such Bonds shall bear interest at Taxable Flexible Rates, which shall be a Business Day not earlier than the fifteenth (15th) day after the date such direction (or such shorter period of time to which the Trustee agrees) and shall be, in the case of adjustment from a Taxable Term Rate Period, the day immediately following the last day of the then current Taxable Term Rate Period, or on any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof. During each Taxable

         Flexible Rate Period commencing on the date so specified and ending on the day immediately preceding the effective date of the next succeeding Rate Period, each Bond shall bear interest at a Taxable Flexible Rate during each Taxable Flexible Segment for such Bond.

                  (iii) Notice of Adjustment to Taxable Flexible Rates. The Trustee shall give notice of an adjustment to a Taxable Flexible Rate Period to the Owners of Taxable Weekly Bonds or Taxable Term Bonds, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Taxable Flexible Rate Period. Such notice shall state (1) that the interest rate on such Taxable Weekly Bonds or Taxable Term Bonds will be adjusted to a Taxable Flexible Rate (subject to the Borrower's ability to rescind its election as described in
         Section 2.03(i) hereof), (2) the effective date of such Taxable Flexible Rate Period, (3) that all such Bonds to be adjusted are subject to mandatory purchase on such effective date, and (4) the procedures of such purchase and the payment of the purchase price.

                  (iv) Adjustment from Taxable Flexible Rates. At any time during a Taxable Flexible Rate Period, the Borrower may elect that the Taxable Flexible Bonds shall no longer bear interest at Taxable Flexible Rates and shall instead bear interest at Taxable Weekly Rates or Taxable Term Rates. The Borrower shall give written notice to the Issuer, the Liquidity Provider, the Trustee and the Remarketing Agent of such election and shall specify the Taxable Weekly Rate Period or Taxable Term Period to follow with respect to such Bonds upon cessation of the Taxable Flexible Rate Period and instruct the Remarketing Agent to (1) determine Taxable Flexible Rate Segments of such duration that, as soon as possible, all Taxable Flexible Rate Segments shall end on the same date, not earlier than the fourteenth (14th) day (or such shorter period of time to which the Trustee agrees) after the date of such written notice from the Borrower, and upon the establishment of such Taxable Flexible Rate Segments the day next succeeding the last day of all such Taxable Flexible Rate Segments shall be the effective date of the Taxable Weekly Rate Period or Taxable Term Rate Period, as applicable; or (2) determine Taxable Flexible Rate Segments that will best promote an orderly transition to the next succeeding Rate Period to apply to such Bonds, beginning not earlier than the fourteenth
         (14th) day (or such shorter period of time to which the Trustee agrees) after the date of such written notice from the Borrower. If the Borrower elects the alternative in clause (2) above, the day next succeeding the last day of the Taxable Flexible Rate Segment for each such Bond shall be, with respect to such Bond, the effective date of the new Taxable Weekly Rate Period or Taxable Term Rate Period, as applicable. The Remarketing Agent, promptly upon the determination thereof, shall give written notice of such last day and such effective dates to the Borrower, the Liquidity Provider and the Trustee. During any transitional period from a Taxable Flexible Period in accordance with clause (2) above, the provisions of this Indenture shall apply as follows: such Bonds continuing to bear interest at Taxable Flexible Rates shall have applicable to them the provisions hereunder theretofore applicable to such Bonds as if all such Bonds were continuing to bear interest at Taxable Flexible Rates and such Bonds bearing interest in the Rate Period to which the transition being made will have applicable to them the provisions hereunder as if all such Bonds were bearing interest in such Rate Period.

                  (v) Adjustment from Taxable Flexible Rate Period; Failure to Convert to Tax-Exempt Series. All or a portion of the Taxable Flexible Bonds may be converted to Bonds of a Tax-Exempt Series in accordance with Section 2.15 hereof. If the conditions to such conversion are not satisfied on a Tax-Exempt Conversion Date with respect to any Taxable Flexible Bonds, such Bonds shall automatically adjust to a Taxable Weekly Rate Period and shall bear interest at Taxable Weekly Rates from and after the date of such failed conversion until a Tax-Exempt Conversion Date, if any, occurs with respect to such Bonds, and shall be in a Taxable Weekly Rate Period and bear interest at the Taxable Weekly Rates established in accordance with paragraph (f)(i) below, until adjusted to another Rate Period.

                  (f) (i) Determination of Taxable Weekly Rate. During each Taxable Weekly Rate Period for any Taxable Weekly Bonds, such Bonds shall bear interest at the Taxable Weekly Rate, which, in the case of the first Taxable Weekly Rate determined for each Taxable Weekly Rate Period, shall be determined by the Remarketing Agent not later than 10:00 a.m. New York time on the first day of such Taxable Weekly Rate Period and thereafter no later than the Business Day next preceding Wednesday of each week during such Taxable Weekly Rate Period. The Taxable Weekly Rate shall be the rate determined by the Remarketing Agent to be the lowest interest rate which would enable the Remarketing Agent to sell the Taxable Weekly Bonds on the effective date of such rate at a price equal to 100% of the principal amount thereof (without regard to accrued interest); provided, however, that if the Remarketing Agent shall not have determined a Taxable Weekly Rate for any period or a Taxable Weekly Rate is not effective, the Taxable Weekly Rate for such period shall be a rate per annum equal to 100% of the 30-day London Interbank Offered Rate until a new Taxable Weekly Rate is established. In no event shall the Taxable Weekly Rate exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law. The first Taxable Weekly Rate determined for each Taxable Weekly Rate Period shall apply to the period commencing on the first day of such period and ending on the next succeeding Tuesday. Thereafter, each Taxable Weekly Rate shall apply to the period commencing on each Wednesday and ending on the next succeeding Tuesday; provided, however, if a Taxable Weekly Rate Period shall end on a day other than Tuesday, the last Taxable Weekly Rate for such Taxable Weekly Rate Period shall apply to the period commencing on the Wednesday preceding the last day of such Taxable Weekly Rate Period and ending on such last day. The Remarketing Agent shall provide the Trustee with written notification on the first day of each Taxable Weekly Rate Period of each Taxable Weekly Rate as so determined.

                  (ii) Adjustment to Taxable Weekly Rate. At any time while the Taxable Flexible Bonds are bearing interest at Taxable Flexible Rates or Taxable Term Bonds are bearing interest at Taxable Term Rates, the Borrower, by written direction to the Issuer, the Trustee, the Liquidity Provider and the Remarketing Agent, may elect that such Bonds shall bear interest at a Taxable Weekly Rate. Such direction shall specify the effective date of such adjustment to a Taxable Weekly Rate Period, which shall be a Business Day not earlier than the fifteenth
         (15th) day after the date of such written direction (or such shorter period of time to which the Trustee agrees), and (1) in the case of an adjustment from a Taxable Term Rate Period, shall be the day immediately following the last date of the then current Taxable Term Rate Period or any day on which such Taxable Term Bonds are subject to redemption by the Issuer hereunder at the direction of the Borrower, and (2) shall be either the day immediately following the last day of the then current Taxable Flexible Rate Period or the day immediately following the last day of the last Taxable Flexible Rate Segment for each such Bond in the then-current Taxable Flexible Rate Period, all as determined in accordance with Section 2.03(e)(iv) hereof.

                  (iii) Notice of Adjustment to Taxable Weekly Rate. The Trustee shall give notice of an adjustment to a Taxable Weekly Rate Period to the Owners of Taxable Flexible Bonds or Taxable Term Bonds, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Taxable Weekly Rate Period. Such notice shall state (1) that the interest rate on the Taxable Flexible Bonds or Taxable Term Bonds will be adjusted to a Taxable Weekly Rate (subject to the Borrower's ability to rescind its election as described in
         Section 2.03(i) hereof), (2) the effective date of such Taxable Weekly Rate Period, (3) that all Taxable Flexible Bonds or Taxable Term Bonds are subject to mandatory purchase on such effective date and (4) the procedures of such purchase and the payment of the purchase price.

                  (iv) Adjustment from Taxable Weekly Rate; Failure to Convert to Tax-Exempt Series. All or a portion of the Taxable Weekly Bonds may be converted to Bonds of a Tax-Exempt Series in accordance with Section
         2.15 hereof. If the conditions to such conversion do not occur on a Tax-Exempt Conversion Date with respect to any Taxable Weekly Bonds, on and after the date of such failed conversion until a Tax-Exempt Conversion Date, if any, occurs with respect to such Bonds, such Bonds shall continue in a Taxable Weekly Rate Period and bear interest at the Taxable Weekly Rates established in accordance with paragraph (f)(i) above until adjusted to another Rate Period.

                  (g) (i) Determination of Taxable Term Rate. During each Taxable Term Rate Period for any Taxable Term Bonds (which shall be at least 180 days in duration), such Bonds shall bear interest at the Taxable Term Rate determined by the Remarketing Agent on a Business Day selected by the Remarketing Agent, but not more than sixty (60) days prior to the first day of such Taxable Term Rate Period. The Taxable Term Rate shall be the rate determined by the Remarketing Agent on such date, and filed on such date with the Trustee and the Borrower, by written notice or by telephone promptly confirmed by telecopy or other writing, as being the lowest rate which would enable the Remarketing Agent to sell such Bonds on the effective date of such Taxable Term Rate at a price equal to 100% of the principal amount thereof; provided, however, that if, for any reason, a Taxable Term Rate for any Taxable Term Rate Period shall not be determined or become effective, then the Rate Period for the Bonds of such Series shall automatically adjust to a Taxable Weekly Rate Period, and bear interest at a Taxable Weekly Rate established in accordance with (f)(i) above until adjusted to another Rate Period. In no event shall any Taxable Term Rate exceed the lesser of 15% per annum or the maximum rate per annum then permitted by applicable law.

                  (ii) Adjustment to or Continuation of Taxable Term Rate. At any time the Borrower, upon written direction to the Issuer, the Trustee, the Liquidity Provider, and the Remarketing Agent, may elect that the interest rate borne by the Taxable Flexible Bonds, Taxable Weekly Bonds, or Taxable Term Bonds shall be adjusted to or continued as a Taxable Term Rate, and if it shall so elect that such Bonds shall bear or continue to bear, interest at a Taxable Term Rate, then the Borrower shall determine the duration of the Taxable Term Rate Period during which the Bonds shall bear interest at such Taxable Term Rate. As a part of such election, the Borrower also may determine that the initial Taxable Term Rate Period shall be followed by successive Taxable Term Rate Periods and, if the Borrower so elects, shall specify the duration of each such successive Taxable Term Rate Period as provided in this paragraph (ii). Such direction shall (A) specify the Series of Bonds and the effective date of each Taxable Term Rate Period, which shall be a Business Day not earlier than the fifteenth (15th) day after the date of such written direction (or such shorter period of time to which the Trustee agrees), and (1) in the case of an adjustment from a Taxable Flexible Rate Period, shall be either the day immediately following the last day of the then current Taxable Flexible Rate Period or the day immediately following the last day of the last Taxable Flexible Segment for each Bond in the then-current Taxable Flexible Rate Period, all as determined in accordance with Section 2.03(e)(iv) hereof and (2) in the case of adjustment or continuation of a Taxable Term Rate Period, shall be the day immediately following the last day of the then current Taxable Term Rate Period or any day on which the Issuer at the direction of the Borrower would be permitted to redeem such Bonds pursuant to, and at the redemption price described in, Section 3.01(A)(3) hereof and; (B) specify the last day of such Taxable Term Rate Period or, if successive Taxable Term Rate Periods shall have been designated, the last day of each such Taxable Term Rate Period (which shall be for each Taxable Term Rate Period either the date immediately preceding the final maturity of the Series 1999B Bonds, or a day which both immediately precedes a Business Day and is at least 180 days after the effective date thereof). Notwithstanding the stated date of termination of any Taxable Term Rate Period, the Borrower may elect to cause an adjustment to any other Rate Period as of any date on which the affected Bonds are subject to redemption pursuant to Section 3.01(A)(3) hereof.

         If, by the fourteenth (14th) day prior to the last day of any Taxable Term Rate Period, the Trustee shall not have received notice of the Borrower's election that, during the next succeeding Rate Period, such Bonds shall bear interest at a Taxable Flexible Rate, Taxable Term Rate or a Taxable Weekly Rate, the next succeeding Rate Period of such Bonds shall be a Taxable Weekly Rate Period until the interest rate on such Bonds is adjusted to another Rate Period, and the Bonds shall be subject to purchase pursuant to Section 4.02.

                  (iii) Notice of Adjustment to or Continuation of Taxable Term Rates. The Trustee shall give notice of an adjustment to or continuation of a Taxable Term Rate Period to the Owners of Taxable Weekly Bonds, Taxable Term Bonds, or Taxable Flexible Bonds, by first class mail, postage prepaid, not less than twelve (12) days prior to the effective date of such Taxable Term Rate Period. Such notice shall state (1) that the interest rate on such Bonds will be adjusted to or continued in a Taxable Term Rate (subject to the Borrower's ability to rescind its election as described in Section 2.03(i) hereof), (2) the effective date and last date of such Term Rate Period, (3) that the Taxable Term Rate for such Taxable Term Rate Period will be determined on or prior to the effective date thereof, (4) how such Taxable Term Rate may be obtained from the

         Remarketing Agent, (5) the Interest Payment Dates after such effective date, (6) that all such Taxable Term Bonds, Taxable Flexible Bonds or Taxable Weekly Bonds are subject to mandatory purchase on such effective date, (7) the procedures of such purchase and the payment of the purchase price, and (8) the redemption provisions that will pertain to the Taxable Term Bonds during such Taxable Term Rate Period.

                  (iv) Adjustment from Taxable Term Rate Period; Failure to Convert to Tax-Exempt Series. All or a portion of the Taxable Term Bonds may be converted to Bonds of a Tax-Exempt Series in accordance with Section 2.15 hereof. If the conditions to such conversion do not occur on a Tax-Exempt Conversion Date with respect to any Taxable Term Bonds, such Bonds shall bear interest at a Taxable Weekly Rate from and after the date of such failed conversion until a Tax-Exempt Conversion Date, if any, occurs with respect to such Bonds at Taxable Weekly Rates established in accordance with paragraph (f)(i) above until adjusted to another Rate Period.

         (h) Determinations Binding. The establishment and determination by the Remarketing Agent of each Daily Rate, Weekly Rate, Taxable Weekly Rate, Taxable Term Rate and Term Rate, each Taxable Flexible Rate Segment and Taxable Flexible Rate and each Flexible Segment and Flexible Rate shall, absent manifest error, be conclusive and binding upon the Remarketing Agent, the Liquidity Provider, the Trustee, the Issuer, the Borrower and the Owners of the Bonds.

         (i) Rescission of Election; Automatic Adjustment. Notwithstanding anything herein to the contrary, the Borrower may rescind any election by it to adjust to or, in the case of a Term Rate Period or Taxable Term Rate Period, continue a Rate Period pursuant to Section 2.03(a)(ii), (b)(ii), (c)(ii),
(d)(ii), (e)(ii), (f)(ii) or (g)(ii) hereof prior to the effective date of such adjustment or continuation by giving written notice thereof to the Issuer, the Trustee, the Liquidity Provider, and the Remarketing Agent prior to such effective date. At the time the Borrower gives notice to rescind any election by it to adjust to, or in the case of a Term Rate Period or Taxable Term Rate Period, continue a Rate Period pursuant to Section 2.03(a)(ii), (b)(ii),
(c)(ii), (d)(ii), (e)(ii), (f)(ii) or (g)(ii) hereof, it may also elect to continue the then effective Rate Period; provided, however, if the Rate Period then in effect is a Term Rate Period, the subsequent Term Rate Period shall not be of different duration than the Term Rate Period then in effect unless the Borrower, prior to the expiration of the then-current Term Rate Period, provides to the Trustee an opinion of Bond Counsel to the effect that the continuation in a Term Rate Period of a different duration does not adversely affect the Tax-Exempt status of the affected Bonds. If the notice of such rescission does not become effective for any reason, and the Borrower does not elect to continue the Rate Period then in effect, the Rate Period for (i) the Taxable Flexible Bonds, the Taxable Term Bonds, or the Taxable Weekly Bonds shall be the Taxable Weekly Rate Period, and (ii) the Bonds of a Tax-Exempt Series shall automatically adjust to or continue in a Daily Rate Period. If a Daily Rate for the first day of any Daily Rate Period to which a Rate Period is adjusted under this Section 2.03(i) is not determined as provided in Section 2.03(a)(i) hereof the Daily Rate for the first day of such Daily Rate Period shall be 105% of the most recent TBMA Swap Index. The Trustee shall immediately give written notice of each such automatic adjustment to a Rate Period pursuant to this Section 2.03(i) to the Owners in the form provided in Section 2.03(a)(iii) hereof.

         Notwithstanding the rescission of any notice to adjust or continue a Rate Period, if notice has been given to Bondholders pursuant to Section 2.03(a)(iii), (b)(iii), (c)(iii), (d)(iii), (e)(iii), (f)(iii) or (g)(iii), the
Bonds shall be subject to mandatory purchase as specified in such notice.

         (j) Liquidity Provider Bonds. Notwithstanding any other provision of this Indenture, including any provision of this Section 2.03 relating to the determination of interest rates on the Bonds, any Bond which is acquired by a Liquidity Provider pursuant to a Liquidity Facility shall bear interest at the rate, payable at the times and in the manner, specified by such Liquidity Facility.

         SECTION 2.04. OWNERSHIP, TRANSFER, EXCHANGE AND REGISTRATION OF BONDS. The Issuer shall cause books for the registration and for the transfer of the Bonds as provided herein to be kept by the Trustee, which is hereby constituted and appointed the Registrar and transfer agent for the Bonds. The Issuer shall prepare and deliver to the Trustee, and the Trustee shall keep custody of, a supply of unauthenticated Bonds of each Series duly executed by the Issuer, as provided in Section 2.05 hereof, for use in the transfer and exchange of Bonds of such Series. The Trustee is hereby authorized and directed to complete such forms of Bonds as to principal amounts and registered owners, in accordance with the provisions hereof, in effecting transfers and exchanges of Bonds as provided herein.

         Upon surrender for transfer of any Bond at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee duly executed by the registered owner or his attorney duly authorized in writing, the Trustee shall date and execute the certificate of authentication on and deliver in the name of the transferee or transferees a new Bond or Bonds of the applicable Series duly executed by the Issuer of Authorized Denominations and for a like aggregate principal amount.

         Any Bond or Bonds may be exchanged at the Principal Office of the Trustee for a new Bond or Bonds of like aggregate principal amount and Series in Authorized Denominations. Upon surrender of any Bond or Bonds for exchange, the Trustee shall date and execute the certificate of authentication on and deliver a new Bond or Bonds duly executed by the Issuer which the Bondholder making the exchange is entitled to receive.

         Except in connection with the remarketing of any Bonds, the Trustee shall not be required to transfer or exchange any Bond after the mailing of notice calling such Bond or portion thereof for redemption, nor during the period of ten days next preceding the mailing of such notice of redemption.

         Except as provided in Section 4.03, hereof, the person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of the principal of, premium, if any, or interest on any Bond shall be made only to or upon the written order of the registered Owner thereof or his legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effective to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

         The Issuer and the Trustee shall require the payment by the Bondholder requesting exchange or transfer (other than an exchange upon a partial redemption of a Bond) of any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, but otherwise no charge shall be made to the Bondholder for such exchange or transfer.

         SECTION 2.05. EXECUTION OF BONDS. The Bonds shall be signed in the name and on behalf of the Issuer with the manual or facsimile signature of the Chairman of its Board of Commissioners and its Treasurer and attested by the manual or facsimile signature of its Clerk or Deputy Clerk. The Bonds shall then be delivered to the Trustee for authentication by it. In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed or attested shall have been authenticated or delivered by the Registrar or issued by the Issuer, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issuance, shall be as binding upon the Issuer as though those who signed and attested the same had continued to be such officers of the Issuer. Also, any Bond may be signed on behalf of the Issuer by such persons as on the actual date of the execution of such Bond shall be the proper officers although on the nominal date of such Bond any such person shall not have been such officer.

         SECTION 2.06. AUTHENTICATION. No Bond shall be valid for any purpose until the certificate of authentication on such Bond shall have been duly executed by the Trustee, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Owner thereof is entitled to the benefits of the trust hereby created. The Trustee's certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the certificate of authentication on all of the Bonds issued hereunder.

         Upon authentication of any Bond, the Trustee shall set forth on such Bond (1) the date of such authentication and (2) if the Bonds are not Book-Entry Bonds, in the case of a Bond bearing interest at a Flexible Rate or Taxable Flexible Rate, such Flexible Rate or Taxable Flexible Rate, the day next succeeding the last day of the applicable Flexible Segment or Taxable Flexible Segment, the number of days comprising such Flexible Segment or Taxable Flexible Segment and the amount of interest to accrue during such Flexible Segment or Taxable Flexible Segment.

         SECTION 2.07. FORM OF BONDS. The Series 1999A Bonds and the certificate of authentication to be executed thereon and the Series 1999B Bonds and the certificate of authentication to be executed thereon shall be in substantially the forms attached hereto as Exhibit A1 and Exhibit A2, respectively, with such appropriate variations, omissions and insertions as are permitted or required by this Indenture. The Bonds of any Tax-Exempt Series other than the Series 1999A Bonds and the certificate of authentication to be executed thereon shall be in substantially the form attached hereto as Exhibit B, with such appropriate variations, omissions and insertion as are permitted or required by this Indenture.

         Prior to conversion to a Tax-Exempt Series, each Taxable Flexible Bond, Taxable Term Bond and Taxable Weekly Bond shall contain a legend substantially to the following effect:

                  "By its acceptance of this Bond, each purchaser of this Bond will be deemed to have represented and agreed as follows: (1) the purchaser understands that the Bonds are being issued only in transactions not involving any public offering within the meaning of the Securities Act; (2) the purchaser is (A) a sophisticated institutional investor who (i) is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act (or is a fiduciary or agent (other than a U.S. bank or savings and loan association) that is purchasing the Bonds for the account of an Accredited Investor), (ii) has such knowledge and experience (or is a fiduciary or agent with sole investment discretion having such knowledge and experience) in financial and business matters that it (or such fiduciary or agent) is capable of evaluating the merits and risks of investing in such Bond, (iii) has had access to such information as the purchaser deems necessary in order to make an informed investment decision, and (iv) is purchasing the Bond for investment and not with a view to distribution; or (B) in the case of sale of Bonds pursuant to Rule 144A under the Securities Act, a "Qualified Institutional Buyer" as defined in Rule 144A (or is a Qualified Institutional Buyer purchasing the Bonds on behalf of one or more other Qualified Institutional Buyers); (3) if in the future the purchaser (or any such other investor or any other fiduciary or agent representing such investor) decides to sell such Bond prior to the maturity date, any redemption date, or the date fixed for mandatory purchase, it will be sold only in a transaction exempt from registration under or are not subject to the Securities Act and only to (i) [name of Remarketing Agent] or through [name of Remarketing Agent] to an institutional investor approved by [name of Remarketing Agent] as an institutional Accredited Investor or a Qualified Institutional Buyer, or (ii) a Qualified Institutional Buyer in a transaction made pursuant to Rule 144A under the Securities Act; (4) the purchaser understands that, although [name of Remarketing Agent] may repurchase Bonds, [name of Remarketing Agent] is not obligated to do so, and accordingly the purchaser (or any such other investor) should be prepared to hold such Bond until the mandatory purchase thereof at the end of the Taxable Flexible Rate Segment, Taxable Weekly Rate Period or Taxable Term Rate Period, as applicable or until a Tax-Exempt Conversion Date, if any; and (5) the purchaser acknowledges that the Bond sold to the purchaser by [name of Remarketing Agent] may be sold to it pursuant to Rule 144A."

         The Trustee shall not transfer any such Bond to a new owner if a Responsible Officer of the Trustee has actual knowledge that such transfer would violate the terms of the legend set forth above. The Trustee may request documentation from a transferor or transferee thereof, including opinions or certificates, to ensure compliance with the terms of such legend prior to effecting any such transfer.

         Upon adjustment to a Term Rate Period or Taxable Term Rate Period, the form of Bond may include a summary of the mandatory and optional redemption provisions to apply to the Bonds during such Term Rate Period or Taxable Term Rate Period, or a statement to the effect that the Bonds will not be optionally redeemed during such Term Rate Period or Taxable Term Rate Period, and a statement indicating the applicable Term Rate or Taxable Term Rate and the duration of the applicable Term Rate Period or Taxable Term Rate Period, provided that the Registrar shall not authenticate such a revised Bond form prior to receiving an opinion of Bond Counsel that such Bond form conforms to the terms of the Act and of this Indenture and that authentication thereof will not adversely affect the Tax-Exempt status of such Bonds if such Bonds are Bonds of a Tax-Exempt Series.

         SECTION 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS. In the event any Bond or temporary Bond is mutilated, lost, stolen or destroyed, the Trustee may authenticate a new Bond duly executed by the Issuer of like date and denomination as that mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Trustee evidence of such loss, theft or destruction satisfactory to the Trustee, together with indemnity to the Issuer and the Trustee satisfactory to them. In the event any such Bond shall have matured, instead of issuing a duplicate Bond, the Trustee on behalf of the Issuer may pay the same without surrender thereof. The Issuer and the Trustee may charge the Owner of such Bond with their reasonable fees and expenses in this connection. The Issuer shall cooperate with the Trustee in connection with the issue of replacement Bonds, but nothing in this Section shall be construed in derogation of any rights which the Issuer, the Borrower or the Trustee may have to receive indemnification against liability, or payment or reimbursement of expenses, in connection with the issue of a replacement Bond.

         If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment or registration such original Bond, the Trustee shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee or the Issuer in connection therewith.

         Each duplicate Bond delivered in accordance with this Section, except as otherwise provided herein, shall constitute an original additional contractual obligation of the Issuer and shall be entitled to the benefit and security of this Indenture to the same extent as the Bond in lieu of which such duplicate Bond was delivered.

         All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies.

         SECTION 2.09. TEMPORARY BONDS. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue and, upon its request, the Trustee shall authenticate, in lieu of definitive Bonds, one or more temporary printed or typewritten Bonds in Authorized Denominations of the same Series and of substantially the tenor recited above. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

         SECTION 2.10. CANCELLATION AND DISPOSITION OF SURRENDERED BONDS. Whenever any Outstanding Bond shall be delivered to the Trustee for transfer, exchange or cancellation pursuant to this Indenture, upon payment of the principal amount represented thereby, or for replacement pursuant to
Section 2.08 hereof, such Bond shall be promptly canceled and disposed of by the Trustee in accordance with its ordinary customs and practices.

         SECTION 2.11. USE OF CERTAIN MONEYS IN THE BOND FUND UPON REFUNDING. In the event that refunding bonds shall be issued by the Issuer to pay the principal of or premium, if any, on all or any portion of the Bonds, the net proceeds of the refunding bonds remaining after payment of expenses incident to the refunding shall be deposited by the Issuer into the Bond Fund as provided in
Section 6.03 hereof. All moneys remaining in the Bond Fund on the date of the refunding to be used to pay interest on the Bonds to be refunded shall be held, as collateral for the payment of the Bonds to be refunded, by the Trustee, in trust for and on behalf of the Owners of the Bonds to be refunded, together with the portion of the proceeds of the sale of the refunding bonds so deposited and any investments or reinvestments of such proceeds, in one or more separate subaccounts in the Bond Fund irrevocably in trust for the respective holders of Bonds to be refunded, and upon defeasance of the Bonds to be refunded as provided in Article VIII hereof shall be held, invested and used as provided in
Article VIII hereof. Investment income or profit on any such investments or reinvestments shall remain in the Bond Fund.

         SECTION 2.12. DELIVERY OF THE BONDS. Upon or at any time after the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Series 1999A and Series 1999B Bonds and deliver them to the purchasers as directed by the Issuer as hereinafter in this Section provided.

         Prior to the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee:

                  (1) A copy of the Resolution, duly certified by the Clerk or Deputy Clerk of the Issuer, authorizing issuance of such Bonds.

                  (2) Original executed counterparts of the Agreement, this Indenture, the Tax Certificate, the Bond Insurance and, in the case of any Bonds that may be remarketed from time to time, a Liquidity Facility.

                  (3) A request and authorization to the Trustee on behalf of the Issuer, signed by the Chairman and the Clerk or Deputy Clerk of the Issuer and acknowledged by the Borrower, to authenticate and deliver the Bonds pursuant to Section 2.14 hereof, registered in the names and in the Authorized Denominations specified to the Trustee by the Initial Purchaser, upon payment by the Initial Purchaser to the Trustee of the sum specified in such request and authorization for deposit in the Construction Fund and Costs of Issuance Fund, plus accrued interest, if any, on the Bonds to the date of delivery.

         SECTION 2.13. BOOK-ENTRY SYSTEM. (a) Anything in this Indenture to the contrary notwithstanding, any Bond may be authorized and issued as a Book-Entry Bond.

         (b) For all purposes of this Indenture, the Owner of a Book-Entry Bond shall be the Securities Depository therefor and neither the Issuer, the Trustee, the Paying Agent, the Tender Agent, the Remarketing Agent nor the Registrar shall have any responsibility or obligation to the beneficial owner of such Bond or to any direct or indirect participant in such Securities Depository, except as expressly provided in this Indenture. Without limiting the generality of the foregoing, neither the Issuer, the Trustee, the Paying Agent, the Tender Agent, the Remarketing Agent nor the Registrar shall have any responsibility or obligation to any such participant or to the beneficial owner of a Book-Entry Bond with respect to (i) the accuracy of the records of the Securities Depository or any participant with respect to any beneficial ownership interest in such Bond, (ii) the delivery to any participant of the Securities Depository, the beneficial owner of such Bond or any other person, other than the Securities Depository, of any notice with respect to such Bond, including any notice of the redemption or purchase thereof, or (iii) the payment to any participant of the Securities Depository, the beneficial owner of such Bond or any other person, other than the Securities Depository, of any amount with respect to the principal, redemption price, if applicable, or purchase price of, or interest on, such Bond. The Issuer, the Trustee, the Paying Agent, the Tender Agent, the Remarketing Agent and the Registrar may treat the Securities Depository therefor as, and deem such Securities Depository to be, the absolute owner of a Book-Entry Bond for all purposes whatsoever, including, but not limited to, (1) payment of the principal, redemption price, if applicable, or purchase price of, and interest on, such Bond, (2) giving notices of redemption or purchase and of other matters with respect to such Bond, (3) registering transfers with respect to such Bond as permitted hereby and (4) except as expressly provided in this Indenture, giving to the Issuer, the Trustee, the Paying Agent, the Tender Agent, the Remarketing Agent or the Registrar any notice, consent, request or demand pursuant to the Indenture for any purpose whatsoever. The Trustee, acting as Paying Agent, shall pay the principal or redemption price, if applicable, of, and interest on, a Book-Entry Bond, and the Trustee, acting as Tender Agent, shall pay the purchase price of a Book-Entry Bond, only to or upon the order of the Securities Depository therefor, and all such payments shall be valid and effective to satisfy fully and discharge the Issuer's obligations with respect to such principal or redemption price or purchase price, and interest, to the extent of the sum or sums so paid. Except as otherwise provided in subsection
(d) of this Section 2.13, no person other than the Securities Depository shall receive a Bond or other instrument evidencing the Issuer's obligation to make payments of the principal, redemption price or purchase price thereof, and interest thereon.

         (c) The Issuer, by notice to the Trustee, the Paying Agent, the Tender Agent, the Registrar, the Remarketing Agent, if any, and a Securities Depository, may, with the prior written consent of the Borrower, and shall, at the written direction of an Authorized Borrower Representative, terminate the services of such Securities Depository with respect to the Book-Entry Bonds for which such Securities Depository serves as securities depository if the Issuer determines that (i) the Securities Depository is unable to discharge its responsibilities with respect to such Bond or (ii) a continuation of the requirement that all of the Bonds issued as Book-Entry Bonds be registered in the registration books of the Issuer kept by the Trustee in the name of the Securities Depository is not in the best interests of the beneficial owners of such Bonds or of the Issuer.

         (d) Upon the termination of the services of a Securities Depository with respect to a Book-Entry Bond pursuant to clause (ii) of subsection (c) of this Section 2.13, such

Bond no longer shall be restricted to being registered in the registration books kept by the Registrar in the name of a Securities Depository. Upon the termination of the services of a Securities Depository with respect to a Book-Entry Bond pursuant to clause (i) of subsection (c) of this Section 2.13, the Issuer may, with the prior written consent of the Borrower, and shall, at the written direction of an Authorized Borrower Representative, within ninety
(90) days thereafter appoint a substitute securities depository which, in the opinion of the Issuer, is willing and able to undertake the functions of Securities Depository under this Indenture upon reasonable and customary terms. If no such successor can be found within such period, such Book-Entry Bond shall no longer be restricted to being registered in the registration books of the Issuer kept by the Trustee in the name of a Securities Depository. In the event that a Book-Entry Bond shall no longer be restricted to being registered in the registration books of the Issuer kept by the Trustee in the name of a Securities Depository, (i) the Issuer shall execute and the Trustee shall authenticate and deliver, upon presentation and surrender of the Book-Entry Bond, Bond certificates as requested by the Securities Depository so terminated of like principal amount, maturity and interest rate, in Authorized Denominations, to the identifiable beneficial owners in replacement of such beneficial owners' beneficial ownership interests in such Book-Entry Bond and (ii) the Trustee shall notify the Remarketing Agent, if any, and the Borrower that the Bonds are no longer restricted to being registered in the registration books of the Issuer kept by the Trustee in the name of a Securities Depository; provided, however that such registration shall not be terminated by the Issuer or the Borrower without an opinion of Bond Counsel confirming that such termination of registration will not adversely affect the Tax-Exempt status of any Bonds of a Tax-Exempt Series.

         (e) Anything in this Indenture to the contrary notwithstanding, payment of the redemption price of a Book-Entry Bond, or portion thereof, called for redemption prior to maturity may be paid to the Securities Depository by wire transfer of immediately available funds. Anything in the Indenture to the contrary notwithstanding, such redemption price may be paid without presentation and surrender to the Trustee, as Paying Agent, of the Book-Entry Bond, or portion thereof, called for redemption; provided, however, that payment of (a) the principal payable at maturity of a Book-Entry Bond and (b) the redemption price of a Book-Entry Bond as to which the entire principal amount thereof has been called for redemption shall be payable only upon presentation and surrender of such Book-Entry Bond to the Trustee, as Paying Agent; and provided, further, that no such redemption price shall be so payable without presentation and surrender unless such Book-Entry Bond shall contain or have endorsed thereon a legend substantially to the following effect (or such other legend(s) of similar content as may be determined to be necessary or desirable by the Issuer or the Securities Depository):

         "AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH [NAME OF SECURITIES DEPOSITORY] (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "[NAME OF SECURITIES DEPOSITORY]"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF [NAME OF SECURITIES DEPOSITORY], OR BY A NOMINEE OF [NAME OF SECURITIES DEPOSITORY] TO [NAME OF SECURITIES

         DEPOSITORY] OR A NOMINEE OF [NAME OF SECURITIES DEPOSITORY], OR BY [NAME OF SECURITIES DEPOSITORY] OR A NOMINEE OF [NAME OF SECURITIES DEPOSITORY] TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE PAYING AGENT. [NAME OF SECURITIES DEPOSITORY] OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF [NAME OF SECURITIES DEPOSITORY] OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE."

Anything in this Indenture to the contrary notwithstanding, upon any such payment to the Securities Depository without presentation and surrender, for all purposes of (i) the Book-Entry Bond as to which such payment has been made and
(ii) this Indenture, the unpaid principal amount of such Book-Entry Bond Outstanding shall be reduced automatically by the principal amount so paid. In such event, the Trustee shall notify forthwith the Remarketing Agent, if any, as to the particular Book-Entry Bond as to which such payment has been made, and the principal amount of such Bond so paid, and the Trustee shall note such payment on the registration books of the Issuer kept by it, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry Bond Outstanding as provided in this subsection.

         (f) For all purposes of this Indenture authorizing or permitting the purchase of Bonds, or portions thereof, by, or for the account of, the Issuer for cancellation, and anything in the Indenture to the contrary notwithstanding, a portion of a Book-Entry Bond may be deemed to have been purchased and cancelled without surrender thereof upon delivery to the Trustee of a certificate executed by the Issuer and a participant of the Securities Depository therefor to the effect that a beneficial ownership interest in such Bond, in the principal amount stated therein, has been purchased by, or for the account of, the Issuer through the participant of the Securities Depository executing such certificate; provided, however, that any purchase for cancellation of the entire principal amount of a Book-Entry Bond shall be effective for purposes of the Indenture only upon surrender of such Book-Entry Bond to the Paying Agent; and provided, further, that no portion of a Book-Entry Bond may be deemed to have been so purchased and cancelled without surrender thereof unless such Book-Entry Bond shall contain or have endorsed thereon the legend referred to in subsection (e) of this Section 2.13. Anything in the Indenture to the contrary notwithstanding, upon delivery of any such certificate to the Trustee, for all purposes of (i) the Book-Entry Bond to which such certificate relates and (ii) this Indenture, the unpaid principal amount of such Book-Entry Bond Outstanding shall be reduced automatically by the principal amount so purchased. In such event, the Trustee shall immediately notify the Remarketing Agent, if any, as to the particular Book-Entry Bond as to which such payment has been made and the amount thereof and shall note such reduction in principal amount of such Book-Entry Bond Outstanding on the registration books of the Issuer kept by it, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry Bond Outstanding as provided in this subsection.

         (g) Anything in this Indenture to the contrary notwithstanding, a Securities Depository may make a notation on a Book-Entry Bond (i) redeemed in part or (ii) purchased by, or for the account of, the Issuer in part for cancellation, to reflect, for informational purposes only, the date of such redemption or purchase and the principal amount thereof redeemed or deemed cancelled, but failure to make any such notation shall not affect the automatic reduction of the principal amount of such Book-Entry Bond Outstanding as provided in subsection (e) or (f) of this Section 2.13, as the case may be.

         (h) Anything in this Indenture to the contrary notwithstanding, in the case of a Book-Entry Bond, the Issuer shall be authorized to redeem or purchase (by or for the account of the Issuer) less than all of the entire Outstanding principal amount thereof, and in the event of such partial defeasance, redemption, purchase or refunding, the provisions of the Indenture relating to the defeasance, redemption, purchase or refunding of a Bond or Bonds shall be deemed to refer to the defeasance, redemption, purchase or refunding of a portion of a Bond.

         (i) The Issuer, the Trustee, the Paying Agent, the Tender Agent and the Remarketing Agent may enter into an agreement with a Securities Depository for the Bonds providing for procedures for the registration, payment, tender and delivery of notices relating to the Bonds, provided that the terms of such agreement shall not be inconsistent with the terms of this Indenture. Any such agreement may provide that (i) such Securities Depository is not required to present a Bond to the Trustee in order to receive a partial payment of principal; (ii) a Bond need not be delivered to the Trustee in order for a tender of such Bond pursuant to Article IV of this Indenture to be effective or in order for the purchase price of such tendered Bond to be paid and that notice of tender of a Bond for purchase pursuant to Article IV hereof may be given to the Trustee by a beneficial owner of a Bond or a direct participant of the Securities Depository; (iii) a legend with respect to the registration of the Bond in the name of the Securities Depository shall appear on each Bond so long as the Bonds are subject to such agreement; and (iv) different provisions for notices to such Securities Depository may be set forth therein; and such provisions shall be binding on the Issuer, the Trustee, the Paying Agent, the Tender Agent and the Remarketing Agent for so long as such Securities Depository is the Securities Depository for Book-Entry Bonds hereunder.

         SECTION 2.14. DELIVERY OF THE BONDS. DESIGNATION OF THE BONDS AS BOOK-ENTRY BONDS; APPOINTMENT OF INITIAL SECURITIES DEPOSITORY FOR THE BONDS.
(a) The Bonds are hereby authorized to be and shall be issued initially, subject to the provisions of this Indenture, as Book-Entry Bonds within the meaning of and subject to Section 2.13 hereof.

         (b) DTC is hereby appointed as the initial Securities Depository for the Bonds.

         (c) The Bonds of each Series (including any Bond issued on a Tax-Exempt Conversion Date) shall be initially issued in the form of a separate single, fully registered Bond in the aggregate principal amount thereof. So long as DTC serves as Securities Depository for the Bonds, the Owner of all Bonds shall be, and each of the Bonds shall be registered in the name of, Cede & Co. ("Cede"), as nominee for DTC. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede, and subject to the transfer provisions of the Indenture, the word "Cede" in the Indenture shall refer to such new nominee of DTC. So long as any Bond is registered in the name of Cede, as nominee for DTC in its capacity as Securities Depository for the Bonds, all payments with respect to the principal, redemption price, if applicable, or purchase price of, and interest on, such Bond and all notices with respect to such Bond shall be made or given, as the case may be, to DTC as provided in the Indenture and in the representation letter of the Issuer, the Trustee, the Paying Agent and the Remarketing Agent, if any, delivered in connection with the issuance of the Bonds and addressed to DTC, as such representation letter may be amended and supplemented from time to time.

         SECTION 2.15. CONVERSION OF SERIES 1999B BONDS TO TAX-EXEMPT SERIES.

         The Borrower may give written notice at any time to the Issuer, the Remarketing Agent, the Liquidity Provider, the Bond Insurer and the Trustee that it intends to effect a conversion of all or a portion of the Series 1999B Bonds to Bonds of a new or existing Tax-Exempt Series (other than Series 1999A Bonds) on the day specified in such notice, which date shall be the Tax-Exempt Conversion Date for such Bonds and shall be not less than 15 days after the date of such notice (or such shorter period of time as to which the Trustee agrees) and shall be the day following the end of a Taxable Flexible Rate Segment with respect to any Taxable Flexible Bonds, the day specified in such notice with respect to any Taxable Weekly Bonds, or the day following the end of the Taxable Term Rate Period or a day on which such Bonds are subject to redemption pursuant to Section 3.01(A)(3) with respect to any Taxable Term Bonds to be converted. If less than all of the Taxable Flexible Bonds, Taxable Term Bonds or Taxable Weekly Bonds are being converted to a Tax-Exempt Series, the notice shall state the amount and the identity of such Bonds to be so converted as provided in
Section 2.02(a). Together with such notice, the Borrower shall file with the Issuer, the Remarketing Agent, and the Trustee a form of opinion of Bond Counsel acceptable to the Issuer, the Remarketing Agent, and the Trustee (which opinion may be based on rulings of the Internal Revenue Service) to the effect that (i) the conversion of such Bonds will not adversely affect the validity thereof,
(ii) the interest on such Bonds shall be Tax-Exempt, and (iii) that such conversion is permitted by the terms hereof. No proposed conversion of such Bonds to a Tax-Exempt Series shall become effective unless (i) the Borrower shall also file with the Issuer, the Remarketing Agent, the Liquidity Provider, and the Trustee such an opinion dated the Tax-Exempt Conversion Date, and (ii) except in the case of a conversion to a Term Rate with a Term Rate Period fixed to maturity, a Liquidity Facility meeting the requirements of Section 5.14 of the Agreement will be in full force and effect after the Tax-Exempt Conversion Date and the Borrower is not in default thereunder. Upon compliance with the applicable provisions of Section 2.03 of this Indenture simultaneously with the provisions of this Section 2.15, the Borrower may, on the Tax-Exempt Conversion Date, either (i) convert the Rate Period of the Series 1999B Bonds to be converted to a Tax-Exempt Series to a new Rate Period on the Tax-Exempt Conversion Date, or (ii) convert the Rate Period of such Bonds to be converted to an Outstanding Tax-Exempt Series (other than the Series 1999A Bonds) to the existing Rate Period of such Outstanding Bonds, all as stated in the notice from the Borrower to the Trustee, the Issuer, the Liquidity Provider and the Remarketing Agent.

                                  ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

         SECTION 3.01. REDEMPTION DATES AND PRICES. The Bonds shall be subject to redemption prior to maturity in the amounts, at the times and in the manner provided in this Article III.

         (A) Optional Redemption.

         (1) On any Business Day during a Daily Rate Period, a Weekly Rate Period or a Taxable Weekly Rate Period for any Bonds, and on the day after the last day of any such Rate Period, such Bonds shall be subject to redemption by the Issuer, at the written direction of the Borrower to the Issuer and the Trustee, in whole or in part, at 100% of their principal amount, plus accrued interest, if any, to the redemption date (but, with respect to Taxable Weekly Bonds, only to the extent of Available Moneys).

         (2) On the day next succeeding the last day of any Flexible Segment or of any Taxable Flexible Rate Segment with respect to any Bonds, such Bonds shall be subject to redemption by the Issuer, at the written direction of the Borrower to the Issuer and the Trustee, in whole or in part, at 100% of their principal amount, plus accrued interest, if any, to the redemption date.

         (3) During any Term Rate Period or Taxable Term Rate Period for any Bonds, such Bonds shall be subject to redemption by the Issuer, at the written direction of the Borrower to the Issuer and the Trustee, during the periods specified below, in whole at any time or in part from time to time on any date (but, with respect to Taxable Term Bonds, only to the extent of Available Moneys), at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued interest, if any, to the redemption date:

             Length of Term
               Rate Period
          (expressed in years)                Redemption Prices
          --------------------                -----------------
       greater than or equal to 15        after 10 years at 102%,
                                          declining by 1% annually to
                                          100%

       less than 15 and 10 or greater     after 8 years at 101.5%,
                                          declining by 0.75% annually
                                          to 100%

       less than 10 and 5 or greater      after 5 years at 101%,
                                          declining by 0.5% annually
                                          to 100%

       less than 5                        only on commencement of next
                                          Term Rate Period or Taxable
                                          Term Rate Period at 100%

With respect to any Term Rate Period or Taxable Term Rate Period, the Borrower may specify in its notice of adjustment to or continuation of a Term Rate Period or Taxable Term Rate Period redemption prices and periods other than those set forth above for Bonds in such Rate Period not then called for redemption; provided, however, that such notice shall be accompanied by an opinion of Bond Counsel to the effect that such changes in redemption prices and periods (i) are authorized or permitted by the Act and this Indenture, and (ii) if applicable, will not adversely affect the Tax-Exempt status of the Bonds of any Tax-Exempt Series.

         (4) The Bonds shall be redeemed in whole at any time at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date (but, as applicable, only to the extent of Available Moneys) upon receipt by the Trustee of a written notice from the Borrower stating that any of the following events has occurred and that it therefore intends to exercise its option to prepay the payments due under the Agreement in whole pursuant to Section 7.1 of the Agreement and thereby effect the redemption of the Bonds in whole:

         (a) all or substantially all of the Project shall be damaged or destroyed and it is not practicable or desirable to rebuild, repair and restore the Project;

         (b) all or substantially all of the Project shall be condemned or such use or control thereof shall be taken by eminent domain so as to render the Project unsatisfactory for continued operation;

         (c) unreasonable burdens or excessive liabilities shall be imposed upon the Issuer or the Borrower with respect to the Project or the operation thereof;

         (d) changes that cannot reasonably be controlled or overcome in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of the Project for the purposes contemplated by the Agreement shall have occurred or technological changes that cannot reasonably be overcome shall have occurred which, in the judgment of the Borrower, render the continued operation of the Project uneconomic; or

         (e) legal curtailment of the use and occupancy of all or substantially all of the Project for any reason, which curtailment shall prevent the carrying on of normal operations at the Project for a period of three consecutive months.

         (B) Mandatory Redemption.

         (1) The Bonds are subject to mandatory redemption, at any time, at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date not more than 180 days after the occurrence of the following event (of which a Responsible Officer of the Trustee shall be given notice in writing by an Authorized Issuer Representative), upon fulfillment by the Borrower of its obligation to prepay the payments due under the Agreement in accordance with Section 7.2 of the Agreement, if, as a result of any changes in the Constitution of the State or in the Constitution of the United States of America or of legislative or administrative action (whether state or Federal), or by final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Borrower in good faith, the Agreement shall have become impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement.

         (2) The Bonds of any Tax-Exempt Series are subject to mandatory redemption, at any time, at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date not more than 180 days after the occurrence of the following event (of which a Responsible Officer of the Trustee shall be given notice in writing by an Authorized Issuer Representative), upon fulfillment by the Borrower of its obligation to prepay the payments due under the Agreement in accordance with
Section 7.2 of the Agreement, in the event a final determination by an administrative agency or a court of competent jurisdiction occurs to the effect that, solely as a result of failure by the Borrower to observe any covenant, agreement or representation by the Borrower in the Agreement, the interest payable on the Bonds of such Tax-Exempt Series or any of them is no longer Tax-Exempt. No determination by any court or administrative agency will be considered final unless the Borrower has participated in the proceeding which resulted in such determination, either directly or, at the option of the Borrower, through an Owner to a degree it reasonably deems sufficient and until the conclusion of any appellate review sought by any party to such proceeding or the expiration of the time for seeking such review. Subject to the foregoing, the Tax-Exempt Series will be redeemed in whole unless, in the opinion of Bond Counsel delivered to the Trustee, the redemption of a portion of such Tax-Exempt Series would have the result that interest payable on the Tax-Exempt Series remaining outstanding after such redemption would be Tax-Exempt.

         (C) Liquidity Provider Bonds. In addition to the foregoing provisions for the redemption of Bonds, any Bond which is acquired by a Liquidity Provider pursuant to a Liquidity Facility shall be subject to redemption at the time and in the amount and at the price specified by such Liquidity Facility.

         SECTION 3.02. NOTICE OF REDEMPTION. Notice of the call for any redemption of Bonds or any portion thereof (which shall be in Authorized Denominations) pursuant to Section 3.01 hereof identifying the Bonds or portions thereof to be redeemed, specifying the Series of Bonds to be redeemed, the redemption date, the redemption price, the place and manner of payment and that from the redemption date interest will cease to accrue, shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail, postage prepaid, to the Owner of each Bond to be redeemed in whole or in part, at the address shown on the registration books, with a copy to the Tender Agent, if any, the Bond Insurer, and the Liquidity Provider, if any. Such notice shall be given at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption; provided, however, that failure to duly give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of Bonds with respect to which no such failure or defect occurred, and provided further that no notice of redemption shall be required for any Bonds which are otherwise subject to mandatory purchase pursuant to
Section 4.02(a). Upon presentation and surrender of Bonds so called for redemption in whole or in part at the place or places of payment, except as otherwise provided in Section 2.13 hereof with respect to Book-Entry Bonds, such Bonds or portions thereof shall be redeemed.

         With respect to any notice of redemption of Bonds at the written direction of the Borrower, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VIII hereof, such notice may state (if so directed by the Borrower in writing) that such redemption shall be conditional upon the receipt by the Trustee, on or before the date fixed for such redemption, of moneys sufficient to pay the principal of and premium, if any, and interest on such Bonds to be redeemed, and that if such moneys shall not have been so received said notice shall be of no further force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such moneys are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice to such Owners, in the manner in which the notice of redemption was given, that such moneys were not so received.

         Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

         If a Bond is presented to the Trustee for transfer after notice of redemption of such Bond has been mailed as herein provided, the Trustee shall deliver a copy of such notice of redemption to the new Owner of such Bond.

         In addition to the foregoing notice, further notice may be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner (i) defeat the effectiveness of a call for redemption if notice thereof is given as above prescribed or (ii) give rise to any liability on the part of the

Issuer, the Borrower, the Liquidity Provider, the Bond Insurer, the Trustee or the Remarketing Agent:

                  A. Each further notice of redemption given hereunder may contain the information required above for an official notice of redemption plus (i) the CUSIP number of the Bonds; (ii) the date of issue of the Bonds; (iii) the rate or rates of interest borne by the Bonds; (iv) the maturity date of the Bonds; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

                  B. Each further notice of redemption may be sent to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Bonds (such depositories as of the date hereof being The Depository Trust Company, New York, New York and Midwest Securities Trust Company, Chicago, Illinois).

                  C. Each further notice of redemption may be published one time in The Bond Buyer of New York, New York or, if such publication is impractical, in some other financial newspaper or journal which regularly carries notices of redemption of other obligations similar to the Bonds, such publication to be made at the time the redemption notice to the Owners is required to be given as provided in the first paragraph of this Section 3.02.

                  D. Each further notice of redemption may be given to two of the following services selected by the Borrower and at the address provided to the Trustee by the Borrower:

                  (1) Financial Information, Inc.'s Financial Daily Called Bond Service;

                  (2)      Interactive Data Corporation's Bond Service;

                  (3)      Kenny Information Service's Called Bond Service;

                  (4)      Moody's Municipal and Government Called Bond Service;
                           or

                  (5)      S&P's Called Bond Record.

         SECTION 3.03. DEPOSIT OF FUNDS. For the redemption of any of the Bonds, the Issuer shall cause to be deposited in the Bond Fund out of the Revenues, to the extent available therefor, moneys sufficient to pay when due the principal of and premium, if any, and interest on the redemption date.

         SECTION 3.04. PARTIAL REDEMPTION OF BONDS. In case a Bond is of a denomination larger than the minimum Authorized Denomination, all or a portion of such Bond may be redeemed provided the principal amount not being redeemed is in an Authorized Denomination. Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof, without cost to the Owner, a new Bond or Bonds of Authorized Denominations in aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

         SECTION 3.05. SELECTION OF BONDS FOR REDEMPTION. If less than all of the Bonds of any Series are called for redemption, the Trustee shall select the Bonds of such Series or portions thereof to be redeemed, from the Bonds of such Series Outstanding not previously called for redemption, by lottery or in such other manner as in the Trustee's sole discretion it shall deem appropriate and fair, in either case in Authorized Denominations provided that Liquidity Provider Bonds shall be the first Bonds selected for redemption and provided further that the aggregate principal amount of each Bond remaining Outstanding following such redemption shall be in an Authorized Denomination. The Trustee shall promptly notify the Issuer and the Borrower in writing of the Bonds or portions thereof selected for redemption, provided, however, that in connection with any redemption of Bonds the Trustee shall select for redemption any Bonds held by the Trustee for the account of the Borrower or held of record by the Borrower prior to any Bonds other than Liquidity Provider Bonds. If, as indicated in a certificate of an Authorized Borrower Representative delivered to the Trustee, the Borrower shall have offered to purchase all Bonds of such Series then outstanding and less than all such Bonds of such Series shall have been tendered to the Borrower for such purchase, the Trustee, at the direction of the Borrower, shall select for redemption all such Bonds of such Series regardless of whether such Bonds have been so tendered. If it is determined that one or more, but not all, of the units of principal amount represented by any such Bond is to be called for redemption, then, upon notice of intention to redeem such unit or units, the Owner of such Bond shall, except as provided in
Section 2.13 hereof with respect to Book-Entry Bonds, forthwith surrender such Bond to the Trustee for (a) payment to such Owner of the redemption price of the unit or units of principal amount called for redemption, and (b) delivery to such Owner of a new Bond or Bonds in the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bond shall be issued to the Owner thereof, without charge therefor. If the surrender of such Bonds is required hereunder and the Owner of any such Bond shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable, and interest thereon shall cease to accrue, on the date fixed for redemption to the extent of the unit or units of principal amount called for redemption (and to that extent only). Payment of the redemption prices by the Borrower for any Series of Bonds called for redemption constitutes full and complete payment of the Bonds of such Series.

                                   ARTICLE IV

                          TENDER AND PURCHASE OF BONDS;
                         REMARKETING; REMARKETING AGENT

         SECTION 4.01. PURCHASE OF BONDS AT OPTION OF OWNERS.

         (a) Daily Rate Period. On any Business Day during any Daily Rate Period for any Tax-Exempt Series of Bonds, any such Bond (or portion thereof in an Authorized Denomination provided that the principal amount to be retained by the Owner shall be in an Authorized Denomination) shall be purchased by the Trustee, acting as Tender Agent, at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, thereon to the date of purchase, upon, subject to Section 4.10 hereof, (i) delivery by the Owner of such Bond to the Trustee, acting as Tender Agent, at its Principal Office by no later than 11:00
a.m., New York time, on such Business Day, of an irrevocable written notice or an irrevocable telephonic notice, promptly confirmed by telecopy or other writing, which states the principal amount or portion thereof to be purchased and number of such Bond (if such Bond is in certificated form) and the date on which such Bond shall be purchased pursuant to this subsection (a), and (ii) delivery of such Bond (if such Bond is in certificated form) to the Trustee, acting as Tender Agent, at its Principal Office accompanied by an instrument of transfer thereof, in form satisfactory to the Trustee, executed in blank by the Owner thereof with the signature of such Owner guaranteed by a bank, trust company or member firm of the New York Stock Exchange, at or prior to 1:00 p.m., New York time, on such Business Day.

         (b) Weekly Rate Period. On any Business Day, during any Weekly Rate Period for any Tax-Exempt Series of Bonds, any such Bond (or portion thereof in an Authorized Denomination provided that the principal amount to be retained by the Owner shall be in an Authorized Denomination) shall be purchased from its Owner by the Trustee, acting as Tender Agent, at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, thereon to the date of purchase, upon, subject to Section 4.10 hereof, (i) delivery by the Owner of such Bond to the Trustee, acting as Tender Agent, at its Principal Office of an irrevocable written notice or an irrevocable telephonic notice promptly confirmed by telecopy or other writing, which states the principal amount or portion thereof to be purchased and number of such Bond (if such Bond is in certificated form) and the date on which the same shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee, and (ii) delivery of such Bond (if such Bond is in certificated form) to the Trustee, acting as Tender Agent, at its Principal Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Trustee, executed in blank by the Owner thereof with the signature of such Owner guaranteed by a bank, trust company or member firm of the New York Stock Exchange, at or prior to 10:00 a.m., New York time, on the date specified in such notice.

         (c) Taxable Weekly Rate Period. On any Business Day, during any Taxable Weekly Rate Period for any Taxable Weekly Bonds, any such Taxable Weekly Bond (or portion thereof in an Authorized Denomination provided that the principal amount to be retained by the Owner shall be in an Authorized Denomination) shall be purchased from its Owner by the Trustee, acting as Tender Agent, at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, thereon to the date of purchase, upon, subject to Section 4.10 hereof, (i) delivery by the Owner of such Taxable Weekly Bond to the Trustee, acting as Tender Agent, at its Principal Office of an irrevocable written notice or an irrevocable telephonic notice promptly confirmed by telecopy or other writing, which states the principal amount or portion thereof to be purchased and number of such Taxable Weekly Bond (if such Taxable Weekly Bond is in certificated form) and the date on which the same shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee, and (ii) delivery of such Taxable Weekly Bond (if such Taxable Weekly Bond is in certificated form) to the Trustee, acting as Tender Agent, at its Principal Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Trustee, executed in blank by the Owner thereof with the signature of such Owner guaranteed by a bank, trust company or member firm of the New York Stock Exchange, at or prior to 10:00 a.m., New York time, on the date specified in such notice.

         SECTION 4.02. MANDATORY PURCHASE OF BONDS.

         (a) Any Bonds, other than the Series 1999A Bonds, shall be subject to mandatory purchase at a purchase price equal to 100% of the principal amount thereof plus accrued interest thereon, unless the Mandatory Purchase Date is an Interest Payment Date, on the dates stated below:

                  (i) As to each such Bond in a Flexible Rate Period or Taxable Flexible Rate Period, on the day next succeeding the last day of each Flexible Segment or Taxable Flexible Segment thereof applicable to such Bond;

                  (ii) As to each Taxable Weekly Bond, on the effective date of change from a Taxable Weekly Rate Period to a new Rate Period other than a Taxable Weekly Rate Period;

                  (iii) As to each Term Bond or Taxable Term Bond, on the effective date of change from a Term Rate or Taxable Term Rate, as the case may be, to a new Rate Period, including a change from one Term Rate Period or Taxable Term Rate Period to another Term Rate Period or Taxable Term Rate Period, respectively, of the same duration; provided that Bonds in a Term Rate Period or Taxable Term Rate Period which are then redeemable pursuant to Section 3.01(A) hereof shall be purchased at a purchase price equal to 100% of the principal amount thereof plus a premium equal to the redemption premium, if any, that would have been payable if such Bonds were to be redeemed on the date such Bonds are to be purchased pursuant to the terms hereof, together with accrued interest, if any, thereon to the date of purchase;

                  (iv) On the Business Day prior to the Expiration Date of the applicable Liquidity Facility (including any such Expiration Date which occurs by reason of the delivery of an Alternate Liquidity Facility); and

                  (v) As to each Bond in a Daily Rate Period or Weekly Rate Period, on the effective date of change to a new Rate Period, other than a change from one Daily Rate Period to another Daily Rate Period or a change from one Weekly Rate Period to another Weekly Rate Period.

         Notwithstanding the foregoing, the Bonds will not be subject to mandatory purchase under (iv) if the Borrower is no longer required to maintain a Liquidity Facility under Section 5.15 of the Agreement. In addition, notwithstanding the foregoing, the Bonds will not be subject to mandatory purchase pursuant to Section 4.02(a)(iv) if at least 25 days before the Expiration Date (i) the Trustee has received written notice from the Liquidity Provider that the Liquidity Facility then in effect has been extended, or (ii) an Alternate Liquidity Facility is delivered to the Trustee and is effective, together with written evidence that the replacement of the Liquidity Facility theretofore in effect with such Alternate Liquidity Facility will not result in any suspension, withdrawal or reduction of the short-term ratings, if any, assigned to the Bonds by S&P and Moody's.

         (b) Subject to Section 4.10 hereof, an Owner must deliver each such Bond subject to mandatory purchase as provided in Section 4.02(a) hereof to the Trustee, acting as

Tender Agent, at its Principal Office accompanied by an instrument of transfer thereof, in form satisfactory to the Trustee, executed in blank by the Owner thereof, with the signature of such Owner guaranteed by a bank, trust company or member firm of the New York Stock Exchange at or prior to 10:00 a.m., New York time, on the purchase date in order to receive payment of the purchase price on such date.

         (c) Notice of each mandatory purchase pursuant to the provisions of
Section 4.02(a) hereof is hereby required by the provisions of Section 2.03(a)(iii), 2.03(b)(iii), 2.03(c)(iii), 2.03(d)(iii), 2.03(e)(iii),
2.03(f)(iii) or 2.03(g)(iii), as the case may be, to be included in the notice given pursuant to such Section or by delivery of an Alternate Liquidity Facility which does not require a mandatory purchase. No notice of any mandatory purchase pursuant to the provisions of Section 4.02(a)(i) hereof shall be given to the Owners of the Bonds.

         SECTION 4.03. OBLIGATION TO SURRENDER BONDS.

         The giving of notice as provided in Section 4.01 hereof shall constitute the irrevocable tender for purchase of each such Bond or portion thereof with respect to which such notice shall have been given, irrespective of whether such Bond shall be delivered as provided in Section 4.01. The occurrence of any event specified in Section 4.02(a) hereof shall constitute the mandatory tender for purchase of each such Bond or portion thereof, irrespective of whether such Bond shall be delivered as provided in Section 4.02(b). Upon the purchase of each such Bond or portion thereof so deemed to be tendered, such Bond or portion thereof shall cease to bear interest payable to the former Owner thereof, who thereafter shall have no rights with respect thereto, other than the right to receive the purchase price thereof upon surrender of such Bond to the Trustee, acting as Tender Agent, and such Bond or portion thereof shall be no longer outstanding. If such Bonds are no longer Book-Entry Bonds, the Trustee shall authenticate, register and deliver new Bonds in replacement of such Bonds or portions thereof deemed so tendered and not surrendered on the date of purchase.

         SECTION 4.04. REMARKETING OF BONDS.

         (a) By 11:30 a.m., New York time, on the date the Trustee receives notice from any Bondholder in accordance with Section 4.01(a) hereof, and promptly, but in no event later than 11:30 a.m., New York time, on the Business Day following the day on which the Trustee receives notice from any Bondholder of its demand to have the Trustee purchase Bonds pursuant to Section 4.01(b) or
(c) hereof, the Trustee shall give facsimile or telephonic notice, confirmed in writing thereafter, to the Remarketing Agent specifying the principal amount of Bonds which such Bondholder has demanded to have purchased and the date on which such Bonds are demanded to be purchased, with a copy of such notice to the Liquidity Provider, if a Liquidity Facility is in effect with respect to such Series of Bonds.

         (b) Upon the giving of notice to the Trustee by any Bondholder in accordance with Section 4.01(a), (b) or (c) hereof and the giving of notice by the Trustee to the Remarketing Agent as provided in Section 4.04(a) hereof with respect to such notices, and on each date on which Bonds are to be purchased in accordance with Section 4.02 hereof, the Remarketing Agent shall offer for sale and use its reasonable best efforts to sell such Bonds on the date such Bonds are to be purchased at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the purchase date; provided that Bonds in a Term Rate Period or Taxable Term Rate Period which are then redeemable pursuant to
Section 3.01(A) hereof shall be purchased at a purchase price equal to 100% of the principal amount thereof plus a premium equal to the redemption premium, if any, that would be payable if such Bonds were to be redeemed on the date they are to be purchased, together with accrued interest, if any, thereon to the date of purchase. The Remarketing Agent shall only remarket Taxable Flexible Bonds, Taxable Weekly Bonds and Taxable Term Bonds to investors who meet the requirements described in the legend set forth in Section 2.07 hereof. The Remarketing Agent shall not sell any Bonds to the Issuer or the Borrower.

         (c) Not later than 1:00 p.m., New York time, on the Business Day next preceding the date on which Bonds are to be purchased pursuant to Section 4.01 or Section 4.02 hereof, the Remarketing Agent shall give (i) facsimile or telephonic notice to the Trustee, acting as Tender Agent, specifying the names, addresses and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, and, with respect to such Bonds which are being purchased pursuant to Section 4.02(a)(i) hereof, the Flexible Segments and the Flexible Rates for, or the Taxable Flexible Rate Segments and the Taxable Flexible Rates for, as applicable, such Bonds remarketed by it pursuant to subsection (b) hereof and shall transfer all remarketing proceeds it has received to that time to the Trustee, acting as Tender Agent, and the amount of remaining remarketing proceeds it will provide to the Trustee on the date on which Bonds are to be purchased, as set forth in Section 4.04(d) hereof and (ii) telephonic notice to the Borrower and the Trustee, acting as Tender Agent, of the principal amount of and accrued interest on any such Bonds not remarketed by such time.

         (d) Upon the giving of the notice specified in Section 4.04(c)(i) hereof, the Remarketing Agent shall be obligated to deliver to the Trustee, acting as Tender Agent, the remaining amount of remarketing proceeds specified in such notice to be received, as follows:

                  (i) in the case of Bonds which are being purchased pursuant to
         Section 4.01 or 4.02(a)(ii), (iii), (iv) or (v) hereof, by 1:00 p.m., New York time, on the purchase date; and

                  (ii) in the case of Bonds which are being purchased pursuant to Section 4.02(a)(i) hereof, by 3:00 p.m., New York time, on the purchase date, subject only to timely delivery of Bonds by the Trustee, acting as Tender Agent, as set forth in Section 4.04(e) hereof and verification by the Remarketing Agent that such Bonds conform to the instructions contained in the notice given by the Remarketing Agent to the Trustee pursuant to Section 4.04(c) hereof.

Any remarketing proceeds received by the Remarketing Agent in excess of such amounts so transferred shall be delivered as provided in Section 4.06 as soon as practicable after the receipt thereof.

         (e) Subject to Section 4.10 hereof, upon receipt by the Trustee, acting as Tender Agent, of notice from the Remarketing Agent pursuant to Section 4.04(c) hereof, the Trustee shall authenticate and deliver new Bonds to the Remarketing Agent, as follows:

                  (i) in the case of Bonds which are being purchased pursuant to
         Section 4.01 or Section 4.02(a)(ii), (iii), (iv) or (v) hereof, and provided that moneys derived from the sources specified in Section 4.05(a) hereof in an amount equal to the purchase price therefor shall have been received by the Trustee, acting as Tender Agent, by 1:00 p.m., New York time, such new Bonds shall be delivered by 2:00 p.m., New York time; and

                  (ii) in the case of Bonds which are being purchased pursuant to Section 4.02(a)(i) hereof, such new Bonds shall be delivered by 4:00 p.m., New York time.

         SECTION 4.05. PURCHASE OF BONDS TENDERED TO TRUSTEE.

         (a) By the close of business on the date Bonds or portions thereof are to be purchased pursuant to Section 4.01 or 4.02 hereof by the Trustee, acting as Tender Agent, such Trustee, acting as Tender Agent, shall purchase, but only from the funds listed below, such Bonds or portions thereof (in Authorized Denominations) from the Owners thereof at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase; provided that Bonds in a Term Rate Period or Taxable Term Rate Period which are then redeemable pursuant to Section 3.01(A) hereof shall be purchased at a purchase price equal to 100% of the principal amount thereof plus a premium equal to the redemption premium, if any, that would be payable if such Bonds were to be redeemed on the date they are to be purchased, together with accrued interest, if any, thereon to the date of purchase. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated:

                  (i) proceeds of the remarketing of such Bonds pursuant to
         Section 4.04 hereof to any purchaser except the Issuer or the Borrower;

                  (ii) proceeds of a draw on the Liquidity Facility, if any;

                  (iii) moneys furnished by the Borrower to the Trustee, acting as Tender Agent, pursuant to Section 4.2(b) of the Agreement or Section
         4.5 of the Agreement, provided that such moneys shall not be used to pay accrued interest, if any, on such Bonds.

         (b) The Trustee, acting as Tender Agent, shall:

                  (i) hold all Bonds delivered to it pursuant to Section 4.01 or
         4.02 hereof in trust for the benefit of the respective Bondholders which shall have so delivered such Bonds until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders; and

                  (ii) hold all moneys delivered to it hereunder for the purchase of such Bonds in trust for the benefit of the person or entity which shall have so delivered such moneys in a separate and segregated fund, and not commingle such funds with any other funds or invest such funds, until such Bonds purchased with such moneys shall have been delivered or deemed delivered to or for the account of such person or entity; provided, that any moneys so deposited with and held by the Trustee not so applied to the purchase of Bonds within one (1) year after the date of purchase shall be paid by the Trustee to the Borrower upon the written direction of the Authorized Borrower Representative and thereafter the former Bondholders shall be entitled to look only to the Borrower for payment of such purchase price, and then only to the extent of the amount so repaid, and the Borrower shall not be liable for any interest thereon and shall not be regarded as a trustee of such moneys, and the Trustee shall have no further responsibility with respect to such moneys. To the extent any moneys are held by the Trustee for the payment of the purchase price of such Bonds which have not been presented for payment, such moneys shall not be invested.

         SECTION 4.06. DELIVERY OF PURCHASED BONDS.

         (a) Bonds sold by the Remarketing Agent pursuant to Section 4.04 hereof shall be delivered to the Remarketing Agent, as specified in Section 4.04(e) hereof.

         (b) Bonds purchased by the Trustee, acting as Tender Agent, hereunder:

                  (i) with moneys described in clause (ii) of Section 4.05(a) hereof ("Liquidity Provider Bonds"), shall be held by the Trustee, as Tender Agent (upon written directions from the Liquidity Provider) or registered in the name of the Liquidity Provider on the registration books of DTC, with respect to Book-Entry Bonds. The Remarketing Agent shall seek to remarket any Liquidity Provider Bonds prior to remarketing any other Bonds tendered for purchase. The proceeds of any remarketing of Liquidity Provider Bonds shall be transferred by the Trustee to the Liquidity Provider. Upon receipt by the Trustee of funds representing the proceeds of the remarketing of Liquidity Provider Bonds, Bonds in place of such Liquidity Provider Bonds so purchased shall be made available for pick-up by the Remarketing Agent for subsequent delivery to the purchasers thereof, or the ownership interest shall be transferred to the new direct participants on the books of DTC. Prior to or simultaneously with such delivery, the proceeds of such remarketing shall have been or shall be transferred to the Liquidity Provider, and the Trustee as Tender Agent shall have received written confirmation from the Liquidity Provider of the reinstatement of the Liquidity Facility; and

                  (ii) with moneys described in clause (iii) of Section 4.05(a) hereof shall, at the direction of the Borrower, be (A) held by the Trustee, acting as Tender Agent, for the account of the Borrower, (B) canceled or (C) delivered to the Borrower.

         SECTION 4.07. NO SALES AFTER DEFAULT. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this Article IV if there shall have occurred and be continuing an event of default under Section 9.01 hereof; provided, that nothing in this Section 4.07 shall be construed as prohibiting purchases of Bonds pursuant to Section 4.01 or
4.02 hereof.

         SECTION 4.08. REMARKETING AGENT. The initial Remarketing Agent shall be Lehman Brothers Inc., provided, however, that the Issuer may at its own discretion, and shall, at the written direction of the Borrower, remove the Remarketing Agent upon at least five (5) Business Days' notice in writing; provided, further, the appointment of any Remarketing Agent shall terminate upon the defeasance of all Series 1999B Bonds (and all Bonds of Tax-Exempt

Series into which they may be converted) in accordance with the provisions of
Article VIII hereof, or the date in which all Series 1999B Bonds (and all Bonds of Tax-Exempt Series into which they may be converted) are in a Term Rate Period or Taxable Term Rate Period ending on the maturity date of such Bonds. The Issuer shall, with the concurrence of the Borrower and the Liquidity Provider, appoint a successor Remarketing Agent for such Bonds upon the removal or resignation of a Remarketing Agent unless all Bonds are in a Term Rate Period or Taxable Term Rate Period ending on the maturity date for such Bonds. The Remarketing Agent shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Trustee and the Borrower. No removal of or resignation by the Remarketing Agent (whether at the direction of the Issuer or the Borrower, by the Remarketing Agent as may be provided in the Remarketing Agreement, or by automatic termination as described above) shall become effective until a successor Remarketing Agent has delivered a written acceptance of appointment to the Trustee and the Borrower has provided the notice required by Section 5.8 of the Agreement.

         SECTION 4.09. QUALIFICATIONS OF REMARKETING AGENT. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc. and authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) Business Days' notice to the Issuer, the Borrower and the Trustee or such shorter period as the Issuer, the Borrower, the Trustee and the Remarketing Agent agree. No resignation of the Remarketing Agent, however, shall become effective until a successor Remarketing Agent has been appointed and accepted such appointment as provided in Section 4.08 hereof.

         SECTION 4.10. TENDER AND PURCHASE OF BOOK-ENTRY BONDS. Notwithstanding any provisions of this Indenture to the contrary, at any time while any Series of Bonds that are subject to tender are Book-Entry Bonds, the provisions of this
Article IV are modified as follows:

         (a) Any notice pursuant to SECTION 4.01(a)(i), 4.01(b)(i) or 4.01(c)(i) hereof may be given by any direct participant in the Securities Depository acting on behalf of either any owner of a beneficial interest in such Bonds or any indirect participant in the Securities Depository acting on behalf of such an owner, provided that any such notice shall not be required to contain the bond number of Bonds to be tendered for purchase and the Trustee may conclusively rely on any written certification or representation by a person, firm, corporation or other entity that it is acting as a direct participant in the Securities Depository for such Bonds for the purposes of giving any such notice.

         (b) Delivery of such Bonds to the Trustee, as provided in Sections 4.01(a)(ii), 4.01(b)(ii), 4.01(c)(ii) and 4.02(b) hereof, shall be effected by book-entry credit to the account of the Trustee on the records of the Securities Depository, at or prior to 1:00 p.m., New York time, on the date such Bonds or portions thereof are required to be tendered to the Trustee for purchase, of a beneficial interest in such Bonds to be purchased on such date.

         (c) The Remarketing Agent shall give the information required by
Section 4.04(c) hereof to the Securities Depository instead of to the Trustee, but shall at the same time give facsimile or telephonic notice to the Trustee specifying the principal amount of such Bonds which it has been unable to remarket (if such be the case).

         (d) The Remarketing Agent shall deliver remarketing proceeds in accordance with the provisions of Section 4.04(d) hereof to the Securities Depository instead of to the Trustee, acting as Tender Agent.

         (e) SECTION 4.04(e) hereof shall be inapplicable.

         (f) The provisions of Sections 4.05 and 4.06 hereof shall apply only if Bonds are purchased with moneys described in clauses (i) and (iii) of Section 4.05(a) hereof; the beneficial interests in Bonds purchased with moneys described in clause (ii) of Section 4.05(a) shall be transferred in accordance with the procedures of the Securities Depository.

         SECTION 4.11. DRAWS UPON THE LIQUIDITY FACILITY.

         (a) The Trustee or Tender Agent, as applicable, shall draw funds under any Liquidity Facility supporting a Series of the Bonds in an amount necessary and in sufficient time (as set forth by the terms of such Liquidity Facility) so as to provide to the Trustee the balance of the funds needed to purchase tendered Bonds of such Series, taking into account the remarketing proceeds received by the Trustee or Tender Agent, as applicable, in the Remarketing Agent's notice pursuant to Section 4.04(c) hereof not later than 1:00 p.m., New York City time, on the Business Day prior to the date on which Bonds are to be purchased. If the Remarketing Agent remarkets Bonds after 1:00 p.m. New York City time on the Business Day prior to the date on which Bonds are to be purchased, the Trustee shall still draw on the Liquidity Facility for such Bonds in an amount necessary and in sufficient time (as set forth by the terms of such Liquidity Facility) so as to provide the balance of the funds needed to purchase tendered Bonds, without taking into account any remarketing proceeds other than those specified in the Remarketing Agent's notice pursuant to Section 4.04(c) hereof. The Trustee shall transfer to the Liquidity Provider any excess moneys received from a draw on the Liquidity Facility for such Bonds that are not needed to pay the purchase price of such series of Bonds on the date on which Bonds are to be purchased.

         (b) If a commitment to renew the Liquidity Facility for the Series 1999B Bonds (or any Tax-Exempt Series into which such Bonds may be converted) or to provide an Alternate Liquidity Facility for such Bonds shall not be provided prior to the 30th day before the scheduled expiration date of such Liquidity Facility, then such Bonds shall not be remarketed after the 15th day prior to such expiration.

         (c) (i) Whenever the Borrower has delivered to the Trustee a commitment for the delivery of an Alternate Liquidity Facility for a Series of Bonds pursuant to Section 5.14 of the Agreement, the Trustee shall mail by first class mail a notice to all Bondholders (and the Bond Insurer) stating: (i) the name of the issuer of the Alternate Liquidity Facility; (ii) the date on which the Alternate Liquidity Facility will become effective, which date shall not be less than five (5) calendar days prior to the stated expiration date of the existing Liquidity Facility for the Bonds; and (iii) the rating expected to apply to such series of Bonds after the Alternate Liquidity Facility is delivered. Such notice shall be mailed at least ten (10) days prior to the effective date of the Alternate Liquidity Facility.

                  (ii) Upon receipt of any Alternate Liquidity Facility, the Trustee shall provide notice thereof to the Issuer, each rating agency then rating the Bonds and the Borrower.

                                   ARTICLE V

                           PAYMENT; FURTHER ASSURANCES

         SECTION 5.01. PAYMENT OF PRINCIPAL OR REDEMPTION PRICE OF AND INTEREST ON BONDS. The Issuer shall promptly pay or cause to be paid the principal of and premium, if any, and interest on, every Bond issued hereunder according to the terms thereof, but shall be required to make such payment or cause such payment to be made only out of Revenues or the proceeds of Bond Insurance. The Issuer hereby appoints the Trustee to act as the Paying Agent for the Bonds, and designates the Principal Office of the Trustee as the place of payment for the Bonds, such appointment and designation to remain in effect until notice of change is filed with the Trustee.

         SECTION 5.02. EXTENSION OR FUNDING OF CLAIMS FOR INTEREST. In order to prevent any accumulation of claims for interest after maturity, the Issuer shall not, directly or indirectly, extend or assent to the extension of the time for the payment of any claim for interest on any of the Bonds, and shall not, directly or indirectly, be a party to or approve any such arrangement by purchasing or funding such claims or in any other manner. In case any such claim for interest shall be extended or funded, whether or not with the consent of the Issuer, such claim for interest so extended or funded shall not be entitled, in case of default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest which shall not have been so extended or funded.

         SECTION 5.03. PRESERVATION OF REVENUES. The Issuer shall not take any action to interfere with or impair the pledge and assignment hereunder of Revenues and the assignment to the Trustee of rights under the Agreement, or the Trustee's enforcement of any rights thereunder, without the prior written consent of the Trustee. The Trustee may give such written consent only in accordance with the provisions of Article IX hereof.

         SECTION 5.04. OTHER LIENS. So long as any Bonds are outstanding, the Issuer shall not create or suffer to be created any pledge, lien or charge of any type whatsoever upon all or any part of the Revenues, other than the lien of this Indenture.

         SECTION 5.05. COMPLIANCE WITH THE INDENTURE. The Issuer shall not issue, or permit to be issued, any Bonds secured or payable in any manner out of Revenues in any manner other than in accordance with the provisions of this Indenture, and shall not suffer or permit any default to occur under this Indenture, but shall faithfully observe and perform all the covenants, conditions and requirements hereof.

         SECTION 5.06. PERFORMANCE OF COVENANTS. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in Section 5.01 hereof the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Borrower, or shall have received the instrument to be executed and at the Issuer's option shall have received from the Borrower assurance satisfactory to the Issuer that the Issuer shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument. The Bonds and interest and premium, if any, thereon, and any obligation of the Issuer under the Agreement or this Indenture, shall never constitute a debt or indebtedness of the Issuer within the meaning of any constitutional or statutory provision or limitation and shall not constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers.

         SECTION 5.07. RIGHT TO PAYMENTS UNDER AGREEMENT; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will defend its right to the payment of amounts due from the Borrower under the Agreement to the Trustee, for the benefit of the Owners of the Bonds against the claims and demands of all persons whomsoever. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts pledged hereto, to the payment of the principal of and premium, if any, and interest on the Bonds. The Issuer covenants and agrees that, except as provided herein and in the Agreement, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Revenues or its rights under the Agreement.

         SECTION 5.08. TAX COVENANTS. The provisions of this Section 5.08 shall only apply to the Series 1999A Bonds or any portion of the Series 1999B Bonds which have been converted to Bonds of a Tax-Exempt Series pursuant to Section 2.15.

         (a) Pursuant to the Agreement and the Tax Certificate, the Borrower covenants to maintain the Tax-Exempt status of such Bonds pursuant to Section 103(a) of the Code, and will take, or require to be taken, such acts as may be reasonably within its ability and as may from time to time be required under applicable law and regulation to continue the Tax-Exempt status of such Bonds; and in furtherance of such covenants, the Issuer agrees to comply with the Tax Certificate.

         (b) Pursuant to the Agreement and the Tax Certificate, the Borrower covenants that it will not take any action or fail to take any action with respect to the Bonds which would cause such Bonds to be "arbitrage bonds" within the meaning of such term as used in Section 148 of the Code.

         (c) Pursuant to the Agreement and the Tax Certificate, the Borrower shall make any and all payments required to be made to the United States Department of the Treasury in connection with such Bonds pursuant to Section 148(f) of the Code from amounts on deposit in the funds and accounts established under this Indenture and available therefor.

         (d) Pursuant to the Agreement and the Tax Certificate, the Borrower covenants that it will not use or permit the use of any property financed with the proceeds of such Bonds by any person (other than a state or local governmental unit) in such manner or to such extent as would result in a loss of the Tax-Exempt status of such Bonds.

         (e) Notwithstanding any other provisions of this Indenture to the contrary, so long as necessary in order to maintain the Tax-Exempt status of such Bonds under Section 103(a) of the Code, the covenants in this Section 5.08 shall survive the payment of such Bonds and the interest thereon, including any payment or defeasance thereof pursuant to Section 8.01 hereof.

         SECTION 5.09. INSPECTION OF PROJECT BOOKS. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the Revenues shall at all times be open to inspection by such accountants or other agencies as the other party may from time to time designate.

         SECTION 5.10. RIGHTS UNDER AGREEMENT. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Borrower, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Borrower thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Agreement for and on behalf of the Bondholders, whether or not the Issuer is in default hereunder. Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any and all of its rights under Sections 4.2(d), 4.2(e), 4.2(h) and 6.4 of the Agreement.

         SECTION 5.11. CONTINUING DISCLOSURE. Pursuant to Section 5.12 of the Agreement, the Borrower shall undertake to satisfy the continuing disclosure requirements promulgated under S.E.C. Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, if applicable. The Issuer shall have no liability to the holders of the Bonds or any other person with respect to such disclosure matters. Notwithstanding any other provision of this Indenture, failure of the Borrower to comply with the requirements of S.E.C. Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, shall not be considered an Event of Default; however, the Trustee, subject to Article X, may (and, at the request of the Remarketing Agent or the holders of at least 25% aggregate principal amount of Outstanding Bonds, shall), or any Bondholder or beneficial owner of any Bonds may, take such actions as may be necessary and appropriate, including seeking mandate or specific performance by court order, to cause the Borrower to comply with its obligations under Section 5.12 of the Agreement.

                                   ARTICLE VI

                               REVENUES AND FUNDS

         SECTION 6.01. SOURCE OF PAYMENT OF BONDS; LIABILITY OF ISSUER LIMITED TO REVENUES. The Bonds and all payments required of the Issuer hereunder are not general obligations of the Issuer but are limited obligations of the Issuer. The Trust Estate is pledged and assigned to the payment of the principal of and interest and premium, if any, on the Bonds. The payments provided in subsection
(a) of Section 4.2 of the Agreement are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond

Fund. Such payments, sufficient in amount to insure the prompt payment of the principal of and premium, if any, and interest on the Bonds, are pledged to such payment.

         All Revenues shall be held in trust for the benefit of the holders from time to time of the Bonds, but shall nevertheless be disbursed, allocated and applied solely for the uses and purposes hereinafter set forth in this Article
VI. Notwithstanding the foregoing provisions of this Section 6.01, that portion of the Revenues permitted to be returned to the Borrower under Section 6.14 hereof shall not be subject to the pledge and lien of this Indenture.

         The Bonds shall not constitute a debt or liability or a pledge of the faith and credit of the Issuer or the State of Nevada, but shall be payable solely from the funds herein provided therefor. The issuance of the Bonds shall not directly or indirectly or contingently obligate the Issuer, the State of Nevada or any political subdivision thereof to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

         Notwithstanding any provisions of the Agreement or this Indenture to the contrary, the Issuer shall not be required to advance any moneys derived from any source other than Revenues and other assets pledged under this Indenture for any purposes mentioned in this Indenture, whether for the payment of the principal or purchase price of, or redemption premium, if any, or interest on the Bonds or otherwise; provided, however, the Issuer may, but shall not be required to, advance funds of the Issuer which may be available to it for such purposes.

         SECTION 6.02. CREATION OF THE BOND FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1999 - Bond Fund" (the "Bond Fund"), which shall be used to pay the principal of and premium, if any, and the interest on the Bonds and accounts within the Bond Fund which shall be designated the "Series 1999A Account" and the "Taxable Series 1999B Account" of the Bond Fund. The Trustee is hereby authorized to create additional accounts as necessary upon conversion of any Series 1999B Bonds to Bonds of a Tax-Exempt Series.

         SECTION 6.03. PAYMENTS INTO THE BOND FUND. There shall be deposited into the corresponding Account of the Bond Fund from time to time the following:

         (a) all accrued interest, if any, paid by the Initial Purchaser of the applicable Series of Bonds;

         (b) any amounts transferred from the Construction Fund pursuant to the provisions of Sections 6.06, 6.08, 6.09 and 6.10 of this Indenture;

         (c) all payments specified in Section 4.2(a) of the Agreement; and

         (d) all other moneys received by the Trustee under and pursuant to the provisions of Section 2.11 of this Indenture or the Bond Insurance or by any of the provisions of the Agreement, when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund.

         The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will cause to be deposited in the Bond Fund sufficient amounts from Revenues promptly to meet and pay the principal of and premium, if any, and interest on the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Issuer to use any funds or revenues from any source other than the Trust Estate.

         SECTION 6.04. USE OF MONEYS IN THE BOND FUND AND CERTAIN OTHER MONEYS. Except as provided in Sections 4.11, 6.11, 6.14 and 10.03 hereof and subject to the provisions of the Tax Certificate, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, and interest on the respective Series of Bonds as the same shall become due and payable at maturity, upon redemption or otherwise. Funds for such payments of the principal of and premium, if any, and interest on the Bonds held by Owners other than the Bond Insurer or the Borrower shall be derived from the following sources in the order of priority indicated:

         (a) from moneys paid into the Bond Fund pursuant to Section 6.03(a) hereof which shall be applied to the payment of interest on the Bonds;

         (b) from moneys held by the Trustee pursuant to Article VIII hereof, such moneys to be applied only to the payment of the principal of and premium, if any, and interest on Bonds which are deemed to be paid in accordance with
Article VIII hereof;

         (c) from proceeds of refunding bonds pursuant to the provisions of
Section 2.11 of this Indenture and from income from the investment of such proceeds;

         (d) from moneys retained in the Construction Fund following the Completion Date pursuant to Section 6.06 of the Indenture and amounts withdrawn from the Construction Fund and deposited into the Bond Fund pursuant to the provisions of Sections 6.06, 6.08, 6.09 or 6.10 of this Indenture; and

         (e) from all other amounts on deposit in the Bond Fund, including amounts paid by the Borrower pursuant to the provisions of Section 4.2(a) or
Article VII of the Agreement, and proceeds from the investment thereof.

         SECTION 6.05. CUSTODY OF THE BOND FUND. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer and the Issuer hereby authorizes and directs the Trustee to withdraw in accordance with the provisions of Section 6.04 of this Indenture sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

         SECTION 6.06. CREATION OF THE CONSTRUCTION FUND; DISBURSEMENTS. There is hereby created and established with the Trustee a trust fund in the name of the Issuer but for the account of the Borrower, such fund to be designated "Clark County, Nevada, Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1999 - Construction Fund" (the "Construction Fund") and accounts within such fund to be designated "Series 1999A Construction Account" and "Series 1999B Construction Account". The Trustee shall create further accounts as necessary upon conversions of the Series 1999B

Bonds from time to time. Proceeds from the sale of a Series of Bonds shall be deposited in the account of the Construction Fund relating to such Series of Bonds in the amount specified in a written request of the Issuer acknowledged by the Borrower delivered to the Trustee in connection with the issuance of such Series of Bonds.

         Moneys in the Construction Fund shall be disbursed to the Borrower, or such other Person as may be designated, on requisitions signed by the Authorized Borrower Representative and delivered to the Trustee, stating with respect to each payment to be made:

                  (1) The amount of such disbursement and from which account it is to be paid; and

                  (2) That each obligation mentioned therein (i) has been properly incurred, (ii) is a proper charge against the indicated account of the Construction Fund in accordance with the provisions of the Agreement (including Section 3.3 thereof) and this Indenture, and
         (iii) has not been the basis of any previous requisition.

         A copy of each such requisition shall be furnished to the Authorized Issuer Representative by the Borrower. The Trustee is hereby authorized and directed to make each disbursement required by the provisions of the Agreement and to issue its check therefor or to transfer funds (by wire or otherwise) in accordance with directions contained in such requisition (or a supplement thereto). The Trustee shall have no duty or obligation to verify the content of any requisition provided to it hereunder. Moneys in the Construction Fund on the Completion Date shall be transferred to the appropriate account of the Bond Fund and the Construction Fund shall be closed.

         SECTION 6.07. COSTS OF ISSUANCE FUND; DISBURSEMENTS. The Trustee shall establish the Southwest Gas Corporation Project Costs of Issuance Fund (the "Southwest Gas Corporation Project Costs of Issuance Fund") and accounts within such fund to be designated the "Series 1999A Costs of Issuance Account" (the "Series 1999A Costs of Issuance Account") and another account within such Fund to be designated the "Series 1999B Costs of Issuance Account" (the "Series 1999B Costs of Issuance Account" and, collectively, the "Costs of Issuance Accounts"). The moneys in each account of the Costs of Issuance Fund shall be held by the Trustee in trust and applied to the payment of Costs of Issuance for the related Series of Bonds upon a requisition filed with the Trustee, in the form attached hereto as Exhibit D, signed by an Authorized Borrower Representative. All payments from the Costs of Issuance Fund shall be reflected in the Trustee's regular accounting statements. Any amounts remaining in any account within the Costs of Issuance Fund six months following the date of issuance of the Bonds shall be transferred to the Construction Fund.

         SECTION 6.08. USE OF MONEYS IN CONSTRUCTION FUND UPON DEFAULT. Upon an Event of Default pursuant to Article IX of this Indenture and an acceleration of the Bonds pursuant to Section 9.02 hereof, any balance remaining in the Construction Fund shall without further authorization be transferred to the Bond Fund with advice to the Issuer and the Borrower of such action.

         SECTION 6.09. USE OF MONEYS IN CONSTRUCTION FUND UPON REDEMPTION. In the event the Borrower shall be required under Section 7.2 of the Agreement, or in the event the Borrower elects under Section 7.1 of the Agreement, to prepay all the amounts due under the Agreement, the Trustee shall deposit in the Bond Fund, on the date on which such prepayment is due, all amounts remaining in the Construction Fund, except as otherwise provided in Section 6.10 of this Indenture. Upon the making of any deposit pursuant to the provisions of this Section, the Trustee shall advise the Issuer and the Borrower of such action.

         SECTION 6.10. USE OF MONEYS IN CONSTRUCTION FUND UPON PAYMENT OF BONDS. Any balance remaining in the Construction Fund after the payment in full of all Bonds issued under the provisions of this Indenture shall be deposited into the Bond Fund, except that if the Issuer has issued a series of refunding bonds for the purpose of refunding all of the Bonds at or prior to their stated maturity, any moneys remaining in the Construction Fund at the time of such refunding may be deposited by the Issuer and the Trustee into a special fund created in the proceedings authorizing the issuance of the refunding bonds and used to pay costs of the Project not paid out of the Construction Fund prior to such refunding.

         SECTION 6.11. NON-PRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof or in the event any interest payment thereon is unclaimed, if moneys sufficient to pay such Bond or interest shall have been deposited in the Bond Fund, all liability of the Issuer to the Owner thereof for the payment of such Bond or interest shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such moneys, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond. Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds or such interest, if any, within one (1) year after the date on which the same shall have become due shall be paid by the Trustee to the Borrower upon the written direction of an Authorized Borrower Representative and thereafter Bondholders shall be entitled to look only to the Borrower for payment, and then only to the extent of the amount so repaid, and the Borrower shall not be liable for any interest thereon and shall not be regarded as a trustee of such moneys and the Trustee shall have no further responsibility with respect to such moneys.

         SECTION 6.12. TRUSTEE FEES, CHARGES AND EXPENSES. The Trustee agrees that the Issuer shall have no liability for any fees, charges and expenses of the Trustee, and the Trustee agrees to look only to the Borrower for the payment of all fees, charges and expenses of the Trustee as provided in the Agreement and in this Indenture.

         SECTION 6.13. MONEYS TO BE HELD IN TRUST. All moneys required to be deposited with or paid to the Trustee for deposit into the Bond Fund or into the Construction Fund or Costs of Issuance Fund under any provision hereof, all moneys withdrawn from the Bond Fund and held by the Trustee and any moneys withdrawn from the Construction Fund or Costs of Issuance Fund and held by the Trustee shall be held by the Trustee in trust, and such moneys (other than moneys held pursuant to Section 6.11 hereof) shall, while so held, constitute part of the Trust Estate and be subject to the lien hereof. Moneys held for the payment of the purchase price of Bonds pursuant to Article IV hereof shall not constitute part of the Trust Estate and shall be held in a special purpose trust account which will be established and maintained by the Trustee and held for the exclusive benefit of the holders of Bonds with respect to which such purchase was made.

         SECTION 6.14. REPAYMENT TO THE BORROWER FROM THE BOND FUND. Any amounts remaining in the Bond Fund after payment in full of the principal of and premium, if any, and interest on the Outstanding Bonds (or provision for payment thereof as provided in this Indenture), the fees, charges and expenses of the Issuer, the Trustee, the Liquidity Provider, if any, the Remarketing Agent, if any, and all other amounts required to be paid under the Agreement, the Bond Insurance, the Liquidity Facility, if any, and this Indenture shall be paid to the Borrower as provided in Section 9.5 of the Agreement.

         SECTION 6.15. REVENUES TO BE PAID OVER TO TRUSTEE. The Issuer will cause the Revenues to be paid to the Trustee for deposit in the Bond Fund in accordance with the terms of this Indenture to effect payment of the principal of and premium, if any, and interest on the Bonds as the same become due.

         SECTION 6.16. PAYMENTS OF PRINCIPAL AND INTEREST. The Trustee shall pay from Revenues received by the Trustee, in the order of priority indicated in
Section 6.04 hereof, the principal of and premium, if any, and interest on, the Bonds as the same become due and payable. If, prior to the maturity of any Bond, the Borrower surrenders such Bond to the Trustee for cancellation, the Trustee shall cancel such Bond.

         SECTION 6.17. REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS. Revenues and investments thereof shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Owners of all Outstanding Bonds, except as provided by Sections 2.11, 6.11 and 6.14 hereof and except that any portion of the Revenues representing principal of and premium, if any, and interest on, any Bonds previously called for redemption in accordance with Article III of this Indenture or previously matured or representing unclaimed interest on the Bonds shall be held for the benefit of the Owners of such Bonds only and shall not be deposited or invested pursuant to
Article VII hereof, notwithstanding any provision of Article VII.

         SECTION 6.18. REBATE FUND. There is hereby created by the Issuer and ordered established with the Trustee a custodial fund to be designated the "Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 1999 - Rebate Fund" (the "Rebate Fund"). The Trustee shall establish within the Rebate Fund a separate account designated "Tax-Exempt". The Trustee covenants and agrees to deposit to the Rebate Fund amounts paid to the Trustee by the Borrower pursuant to Section 4.2(g) of the Agreement and, at the written direction of an Authorized Borrower Representative, to withdraw from such Rebate Fund such amounts at such times in order to pay the Rebate Requirement (as defined in the Tax Certificate) in accordance with the Tax Certificate. Funds on deposit in the Rebate Fund are not part of the Trust Estate.

         SECTION 6.19. BOND INSURANCE PAYMENTS. As long as the Bond Insurance shall be in full force and effect with respect to a Series of Bonds hereunder, the Issuer,


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the Trustee and any Paying Agent for such Series of Bonds agree to comply with the following provisions:

         (a) at least one (1) day prior to all Interest Payment Dates the Trustee or Paying Agent, if any, will determine whether there will be sufficient funds in the Bond Fund to pay the principal of or interest on the Bonds of such Series on such Interest Payment Date. If the Trustee or Paying Agent, if any, determines that there will be insufficient funds in such Bond Fund, the Trustee or Paying Agent, if any, shall so notify the Bond Insurer. Such notice shall specify the amount of the anticipated deficiency, the Series of Bonds to which such deficiency is applicable and whether such Bonds will be deficient as to principal or interest, or both. If the Trustee or Paying Agent, if any, has not so notified the Bond Insurer at least one (1) day prior to an Interest Payment Date, the Bond Insurer will make payments of principal or interest due on the Bonds on or before the first (1st) day next following the date on which Bond Insurer shall have received notice of nonpayment from the Trustee or Paying Agent, if any.

         (b) the Trustee or Paying Agent, if any, shall, after giving notice to the Bond Insurer as provided in (a) above, make available to the Bond Insurer and, at the Bond Insurer's direction, to the United States Trust Company of New York, as insurance trustee for the Bond Insurer or any successor insurance trustee (the "Insurance Trustee"), the registration books of the Issuer maintained by the Trustee or Paying Agent, if any, and all records relating to the funds maintained under the Indenture.

         (c) the Trustee or Paying Agent, if any, shall provide the Bond Insurer and the Insurance Trustee with a list of registered owners of Bonds entitled to receive principal or interest payments from the Bond Insurer under the terms of the Bond Insurance, and shall make arrangements with the Insurance Trustee (i) to mail checks or drafts to the registered owners of such Bonds entitled to receive full or partial interest payments from the Bond Insurer and (ii) to pay principal upon such Bonds surrendered to the Insurance Trustee by the registered owners of Bonds entitled to receive full or partial principal payments from the Bond Insurer.

         (d) the Trustee or Paying Agent, if any, shall, at the time it provides notice to the Bond Insurer pursuant to (a) above, notify registered owners of Bonds entitled to receive the payment of principal or interest thereon from the Bond Insurer (i) as to the fact of such entitlement, (ii) that the Bond Insurer will remit to them all or a part of the interest payments next coming due upon proof of Bondholder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the registered owner's right to payment, (iii) that should they be entitled to receive full payment of principal from the Bond Insurer, they must surrender their Bonds (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Bonds to be registered in the name of the Bond Insurer) for payment to the Insurance Trustee, and not the Trustee or Paying Agent, if any, and (iv) that should they be entitled to receive partial payment of principal from the Bond Insurer, they must surrender their Bonds for payment thereon first to the Trustee or Paying Agent, if any, who shall note on such Bonds the portion of the principal paid by the Trustee or Paying Agent, if any, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.


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

         (e) in the event that the Trustee or Paying Agent, if any, has notice that any payment of principal of or interest on a Bond which has become due for payment and which is made to a Bondholder by or on behalf of the Issuer has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee or Paying Agent, if any, shall, at the time the Bond Insurer is notified pursuant to (a) above, notify all registered owners that in the event that any registered owner's payment is so recovered, such registered owner will be entitled to payment from the Bond Insurer to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee or Paying Agent, if any, shall furnish to the Bond Insurer its records evidencing the payments of principal of and interest on the Bonds which have been made by the Trustee or Paying Agent, if any, and subsequently recovered from registered owners and the dates on which such payments were made.

         (f) in addition to those rights granted the Bond Insurer hereunder, the Bond Insurer shall, to the extent it makes payment of principal of or interest on Bonds, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Bond Insurance, and to evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee or Paying Agent, if any, shall note the Bond Insurer's rights as subrogee on the registration books of the Issuer maintained by the Trustee or Paying Agent, if any, upon receipt from the Bond Insurer of proof of the payment of interest thereon to the registered owners of the Bonds, and (ii) in the case of subrogation as to claims for past due principal, the Trustee or Paying Agent, if any, shall note the Bond Insurer's rights as subrogee on the registration books of the Issuer maintained by the Trustee or Paying Agent, if any, upon surrender of the Bonds by the registered owners thereof together with proof of the payment of principal thereof.

                                  ARTICLE VII

                              INVESTMENT OF MONEYS

         SECTION 7.01. INVESTMENT OF MONEYS. The Trustee shall invest and reinvest any moneys held as part of the Bond Fund, the Costs of Issuance Fund, and the Construction Fund upon the written direction of an Authorized Borrower Representative in Investment Securities. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund for which they were made. The interest accruing thereon, any profit realized from such investments and any loss resulting from such investments shall be credited or charged to such fund in accordance with Section 3.4 of the Agreement. The Trustee shall sell and reduce to cash a sufficient amount of such investments of the Bond Fund, the Costs of Issuance Fund and the Construction Fund, each in accordance with written directions or oral directions promptly confirmed by telecopy or other writing of an Authorized Borrower Representative, whenever the cash balance in the Bond Fund is insufficient to pay the principal of and premium, if any, and interest on the Bonds when due and whenever the cash balance in the Construction Fund is insufficient to pay amounts due from the Construction Fund. Moneys comprising proceeds of a draw on a Liquidity Facility, and other moneys held for the payment of the purchase price of Bonds pursuant to
Article IV hereof or the payment of Bonds pursuant to Section 6.11 and 6.17 hereof, shall be held uninvested. Moneys


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

that are "Available Moneys" under the definition thereof may be invested in (1) cash (insured at all times by the Federal Deposit Insurance Corporation or otherwise collateralized with obligations described in clause (2) following), or
(2) direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America maturing as to principal and interest at such time as will insure availability at the time of the required payments.

         SECTION 7.02. INVESTMENTS; ARBITRAGE. The Trustee may make any and all investments permitted by the provisions of Section 7.01 hereof through its own bond department. The Trustee may act as principal or agent in the making or disposing of any investments, and may act as sponsor, advisor or manager in connection with any such investments. The provisions of this subsection shall apply to affiliates of the Trustee. As and when any amount invested pursuant to this Article may be needed for disbursement, the Trustee may cause a sufficient amount of such investments to be sold and reduced to cash to the credit of such funds.

         The Borrower has covenanted in Section 5.11 of the Agreement that it will not take any action or fail to take any action with respect to the Bonds to cause the Bonds of any Tax-Exempt Series to be treated as "arbitrage bonds" within the meaning of Section 148(a) of the Code.

                                  ARTICLE VIII

                                   DEFEASANCE

         SECTION 8.01. DEFEASANCE. (A) If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the Owners of the Bonds the principal, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, then this Indenture and the lien, rights and interests created hereby shall cease, determine and become null and void (except as to any surviving rights of payment, registration, transfer or exchange of Bonds herein provided for), whereupon the Trustee upon written request of an Authorized Issuer Representative shall cancel and discharge this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requested by an Authorized Issuer Representative and requisite to discharge this Indenture, and release, assign and deliver unto the Issuer any and all the estate, right, title and interest in and to any and all rights assigned or pledged to the Trustee or otherwise subject to this Indenture, except amounts in the Bond Fund required to be paid to the Borrower under Section 6.14 hereof and except moneys or securities held by the Trustee for the payment of the principal of and premium, if any, and interest on, and purchase prices of, the Bonds. Notwithstanding the foregoing, under no circumstances may the Issuer or the Borrower receive any funds derived from a draw on any Liquidity Facility, Bond Insurance or moneys held for the payment of particular Bonds.


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

         (B) Any Bond or Authorized Denomination thereof shall be deemed to be paid within the meaning of this Indenture when (a) payment of the principal of and premium, if any, on such Bond or Authorized Denomination thereof, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, (ii) shall have been provided for by depositing sufficient amounts as described in clause (1) and/or
(2) below for such payment with the Trustee and the due date of such principal, interest and premium, if any, has occurred, or (iii) in the case of a Bond which bears interest at a Flexible Rate, a Taxable Term Rate, a Taxable Flexible Rate or a Term Rate, shall have been provided for by irrevocably depositing with the Trustee in trust and irrevocably setting aside exclusively for such payment on such due date (which due date shall be in the case of a Bond bearing interest at a Flexible Rate or Taxable Flexible Rate no later than the Interest Payment Date for the then current Flexible Segment or Taxable Segment, as applicable, for such Bond and in the case of a Bond bearing interest at a Term Rate no later than the last Interest Payment Date for the then current Term Rate Period or Taxable Term Rate Period for such Bond) (1) cash (insured at all times by the Federal Deposit Insurance Corporation or otherwise collateralized with obligations described in clause (2) following), or (2) direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee pertaining to any such deposit shall have been paid or the payment thereof provided for to the satisfaction of the Trustee; provided, however, that no Bond shall be deemed paid pursuant to this Article VIII prior to the due date for the payment of principal, premium if any, and interest thereon unless there shall have been delivered an opinion of Bond Counsel to the effect that such treatment will not adversely affect the Tax-Exempt status of any Tax-Exempt Series of Bonds hereunder and will not cause such Bonds to be treated as sold or otherwise disposed of for the purposes of Section 1001 of the Code (or any successor provision). At such times as a Bond or Authorized Denomination thereof shall be deemed to be paid hereunder, as aforesaid, such Bond or Authorized Denomination thereof shall no longer be secured by or entitled to the benefits of this Indenture (other than Sections 2.04 and 2.08 hereof in the case of a deposit under clause (a)(iii) above), except for the purposes of any such payment from such moneys or government obligations referred to in clause (2) above.

         (C) Notwithstanding the foregoing paragraph, in the case of a Bond or Authorized Denomination thereof which by its terms may be redeemed prior to the stated maturity thereof, no deposit under clause (a)(iii) of the immediately preceding paragraph shall be deemed a payment of such Bond or Authorized Denomination thereof as aforesaid until: (a) proper notice of redemption of such Bond or Authorized Denomination thereof shall have been previously given in accordance with Article III of this Indenture, or in the event said Bond or Authorized Denomination thereof is not to be redeemed within the next succeeding seventy-five (75) days, until the Borrower shall have given the Trustee on behalf of the Issuer, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owner of such Bond or Authorized Denomination thereof in accordance with Article III hereof, that the deposit required by (a)(iii) above has been made with the Trustee and that said Bond or Authorized Denomination thereof is deemed to have been paid in accordance with this Article and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable premium, if any, on said Bond or Authorized


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

Denomination thereof, plus interest thereon to the due date thereof, or (b) the maturity of such Bond or Authorized Denomination thereof.

         For purposes of paragraph (B) above, if the Bonds to be deemed paid are Taxable Weekly Bonds which are rated by S&P, such Bonds shall not be deemed paid unless the Trustee shall receive, prior to the defeasance thereof, written evidence from S&P that the short-term rating on such Taxable Weekly Bonds will not be reduced or withdrawn due to such defeasance pursuant to Section 8.01(B) hereof.

         (D) Notwithstanding any provision of any other Article of this Indenture which may be contrary to the provisions of this Article, all moneys or government obligations set aside and held in trust pursuant to the provisions of this Article for the payment of Bonds or Authorized Denominations thereof (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds or Authorized Denominations thereof (including interest and premium thereon, if any) with respect to which such moneys and government obligations have been so set aside in trust.

         (E) Notwithstanding anything herein to the contrary, in the event that the principal and/or interest due on the Bonds shall be paid by the Bond Insurer pursuant to the Bond Insurance, the Bonds shall remain Outstanding for all purposes, not be defeased or otherwise satisfied and not be considered paid by the Issuer, and the assignment and pledge of the Trust Estate and all covenants, agreements and other obligations of the Issuer to the registered owners shall continue to exist and shall run to the benefit of the Bond Insurer, and the Bond Insurer shall be subrogated to the rights of such registered owners.

         (F) Anything in Article XI hereof to the contrary notwithstanding, if moneys or government obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of Bonds or Authorized Denominations thereof and the interest and premium, if any, thereon and such Bonds or Authorized Denominations thereof and the interest and premium, if any, thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Owner of each of the Bonds affected thereby.

                                   ARTICLE IX

           DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

         SECTION 9.01. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occurs, it is hereby defined as and declared to be and to constitute a default or an Event of Default:

         (a) Failure to make payment of any installment of interest upon any Bond after such payment has become due and payable;

         (b) Failure to make payment of the principal of and premium, if any, on any Bond at the stated maturity thereof or upon the unconditional redemption thereof;


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

         (c) A failure to pay an amount due pursuant to Article IV hereof when the same shall have become due and payable;

         (d) The occurrence of an "Event of Default" under the Agreement;

         (e) Failure on the part of the Issuer to perform or observe any of its covenants, agreements or conditions in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to Section 9.10 hereof; and

         (f) Receipt by the Trustee of notice of an Insurer Default.

         SECTION 9.02. ACCELERATION. Upon the occurrence and continuance of an Event of Default under Section 9.01 hereof, the Trustee may with the consent of the Bond Insurer, and upon the written request of the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding with the consent of the Bond Insurer, shall, by notice in writing delivered to the Borrower, with copies to the Issuer, the Bond Insurer, the Liquidity Provider, if any, and the Remarketing Agent, if any, declare the principal of all Bonds then outstanding and the interest accrued thereon to the date of such declaration immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. Upon any such declaration, the Trustee shall declare all indebtedness payable under Section 4.2(a) of the Agreement to be immediately due and payable in accordance with Section 6.2 of the Agreement and may exercise and enforce such rights as exist under the Agreement and this Indenture. The above provisions are subject to waiver, rescission and annulment as provided in Section 9.09 hereof.

         SECTION 9.03. REMEDIES; RIGHTS OF BONDHOLDERS AND BOND INSURER. Upon the occurrence and continuation of an Event of Default under Section 9.01 hereof, the Trustee may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of and premium, if any, and interest on the Bonds then outstanding and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth. In addition, the Trustee may, without notice to the Issuer or the Borrower, exercise any and all remedies afforded the Issuer under Article VI of the Agreement in its name or the name of the Issuer without the necessity of joining the Issuer.

         If an Event of Default under Section 9.01 hereof shall have occurred and be continuing and if requested so to do by the Owners of not less than a majority in aggregate principal amount of Bonds then outstanding and indemnified as provided in Section 10.01(i) hereof, the Trustee shall be obliged to exercise such one or more of the rights and powers conferred by this Section 9.03 and
Section 9.02 hereof as the Trustee being advised by Counsel shall deem most expedient in the interests of the Bondholders.

         No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing at law or in equity or by statute.


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

         No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

         Anything in this Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default other than an Insurer Default, the Bond Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Bondholders or the Trustee for the benefit of the Bondholders hereunder including, without limitation: (i) the right to accelerate the principal of the Bonds as described herein, and (ii) the right to annul any declaration of acceleration, and the Bond Insurer shall also be entitled to approve all waivers of Events of Default hereunder.

         SECTION 9.04. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Other than as provided in Section 9.03, the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture and could not involve the Trustee in personal liability.

         SECTION 9.05. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article or pursuant to 6.08 hereof shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee and its Counsel, be deposited in the Bond Fund and all such moneys in the Bond Fund shall be applied as follows:

         (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                  FIRST - To the payment to the persons entitled thereto of all interest then due on the Bonds (other than interest due on Bonds for the payment of which moneys are held pursuant to the provisions of this Indenture), and, if the amount available shall not be sufficient to pay said amount in full, then to the payment ratably, according to the amounts due, to the persons entitled thereto, without any discrimination or privilege;

                  SECOND - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), and, if the amount available shall not be sufficient to pay in full such unpaid principal and premium, then to the payment ratably to the persons entitled thereto without any discrimination or privilege; and

                  THIRD - To the payment to the persons entitled thereto of interest on overdue principal of and premium, if any, on any Bonds without preference or priority as between principal or premium or interest one over the others, or any installment of interest over any other installment of interest, or of any Bond over any other Bond, and if the amount available shall not be sufficient to pay such amounts in full, then ratably, without any discrimination or privilege.

         (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and premium, if any, and interest then due and unpaid upon the Bonds (other than Bonds matured or called for redemption or interest due on Bonds for the payment of which moneys are held pursuant to the provisions of this Indenture), without preference or priority of principal, premium or interest one over the others, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

         (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of Section 9.05(b) hereof in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 9.05(a) hereof.

         Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine. Whenever the Trustee shall apply such moneys, it shall fix the date upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

         Whenever all principal of and premium, if any, and interest on all Bonds have been paid under the provisions of this Section 9.05 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall be paid to the Borrower as provided in Section 6.14 hereof.

         SECTION 9.06. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proofs of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the Outstanding Bonds.


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         SECTION 9.07. RIGHTS AND REMEDIES OF BONDHOLDERS. No Owner of any Bond
shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust thereof or for the appointment of a receiver or any other remedy hereunder, unless (i) a default has occurred of which a Responsible Officer of the Trustee has actual knowledge or has been notified as provided in subsection (g) of
Section 10.01 hereof, (ii) such default shall have become an Event of Default hereunder and be continuing, (iii) the Owners of more than a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee, either to proceed to exercise the powers herein granted or to institute such action, suit or proceeding in its own name, and shall have offered to the Trustee indemnity as provided in Section 10.01(i), and (iv) the Trustee shall for sixty (60) days after such notice, request and offer of indemnity fail or refuse to exercise the powers herein granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder. No one or more Owners of the Bonds shall have any right in any manner whatsoever to enforce any right hereunder except in the manner herein provided, and all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Bonds then outstanding. Nothing in this Indenture shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of and premium, if any, and interest on any Bond at and after the maturity thereof.

         SECTION 9.08. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         SECTION 9.09. WAIVERS OF EVENTS OF DEFAULT. Subject to the next paragraph and to the last paragraph of Section 9.03, the Trustee may in its discretion waive any Event of Default hereunder and rescind its consequences and shall do so upon the written request of the Owners of not less than a majority in aggregate principal amount of all Bonds then Outstanding; provided, however, that there shall not be waived any Event of Default in the payment of the principal of, or premium on, any Outstanding Bonds when due (whether at maturity or by redemption), or any Event of Default in the payment when due of the interest on any such Bonds, unless prior to such waiver and rescission, all arrears of principal of and interest upon such Bonds, and interest on overdue principal at the rate borne by the Bonds on the date on which such principal became due and payable, and all arrears of premium, if any, when due, together with the reasonable expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred, shall have been


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paid or provided for; provided further, there shall not be waived any Event of
Default in the payment when due of any purchase prices of any Bonds pursuant to
Article IV hereof unless prior to such waiver and rescission all arrears of such purchase prices, together with reasonable expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred, shall have been paid or provision therefor made. In the case of any such waiver and rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver and rescission shall extend to any subsequent or other default, or impair any right consequent thereon. All waivers under this Indenture shall be in writing and a copy thereof shall be delivered to the Issuer, the Borrower and the Remarketing Agent, if any.

         The provisions of Sections 9.01 and 9.02 hereof are subject to the conditions that if, after the principal of all Bonds then Outstanding shall have been declared to be due and payable, all arrears of principal of and interest upon such Bonds, and the premium, if any, on all Bonds then outstanding which shall have become due and payable otherwise than by acceleration, and all other sums payable under this Indenture, except the principal of, and interest on, the Bonds which by such declaration shall have become due and payable, shall have been paid by or on behalf of the Issuer, together with the reasonable expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred, and if no other defaults shall have occurred and be continuing, then and in every such case, the Trustee shall annul such declaration of maturity and its consequences, which waiver and annulment shall be binding upon all Bondholders; but no such waiver, rescission and annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. In the case of any such annulment, the Borrower, the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights under this Indenture. All waivers and annulments under this Indenture shall be in writing and a copy thereof shall be delivered to the Issuer, the Bond Insurer, the Borrower and the Remarketing Agent, if any.

         SECTION 9.10. NOTICE OF EVENT OF DEFAULT UNDER SECTION 9.01(e) HEREOF; OPPORTUNITY OF BORROWER TO CURE DEFAULTS. Anything herein to the contrary notwithstanding, no default described in Section 9.01(e) hereof shall constitute an Event of Default until actual notice of such default, requiring that it be remedied and stating that such notice is a "Notice of Default" hereunder, by registered or certified mail shall be given to the Issuer and the Borrower by the Trustee or to the Issuer and the Borrower and the Trustee by the Owners of a majority in aggregate principal amount of all Bonds Outstanding, and the Issuer or the Borrower on behalf of the Issuer shall have had ninety days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, however, if said default be such that it cannot be corrected within the applicable period, it shall not constitute an event of default if corrective action is instituted within the applicable period and diligently pursued until the default is corrected and the fact of such non-correction, corrective action and diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Borrower Representative or an Authorized Issuer Representative.

         Whenever, so long as the Borrower is not in default under the Agreement, after a reasonable request by the Borrower, the Issuer shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any other action which the Issuer is required to have the Trustee take pursuant to the provisions of the Agreement or this Indenture, the Borrower instead of the Issuer may give any such direction to the Trustee or require the Trustee to take any such action. Upon receipt by the Trustee of a written notice signed by the Authorized Borrower


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

Representative stating that the Borrower has made reasonable request of the Issuer, and that the Issuer has failed, refused or neglected to give any direction to the Trustee or to require the Trustee to take any such action, the Trustee is hereby irrevocably empowered and directed to accept such direction from the Borrower as sufficient for all purposes of this Indenture. The Borrower shall have the direct right to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Issuer is empowered so to do.

         Certain actions or failures to act by the Issuer under this Indenture may create or result in an event of default under this Indenture and the Issuer hereby grants the Borrower full authority, to the extent permitted by law, for account of the Issuer to perform or observe any covenant or obligation of the Issuer alleged in a written notice to the Issuer and the Borrower from the Trustee not to have been performed or observed, in the name and stead of the Issuer with full power to do any and all things and acts to remedy any default.

                                   ARTICLE X

                                   THE TRUSTEE

         SECTION 10.01. ACCEPTANCE OF THE TRUSTS BY TRUSTEE. The Trustee hereby accepts the trusts imposed upon it by this Indenture, represents and covenants that it is fully empowered under the applicable laws and regulations of the State to accept said trusts, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions, and no implied covenants or obligations shall be read into this Indenture against the Trustee:

         (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, custodians, nominees, receivers or employees and shall not be responsible for the supervision of, or the acts of any attorneys, agents or receivers appointed by it in good faith and without negligence, and shall be entitled to advice of Counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of Counsel. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

         (b) Except for its certificate of authentication on the Bonds and the other information the Trustee is required to set forth on the Bonds pursuant to
Section 2.06 hereof, the Trustee shall not be responsible for any recital herein or in the Bonds, or the validity, priority, recording, or rerecording, filing, or refiling of this Indenture or any financing statement, amendments to this Indenture, or continuation statements, or for reviewing any annual reports, financial statements or audits, or for insuring the Project or collecting any insurance moneys, other than the Bond Insurance, or for the validity of the execution by the Issuer of this Indenture or for any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, for the value or title of the Project or as to the maintenance of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Borrower under the Agreement, except


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

as hereinafter set forth, but the Trustee may require of the Issuer or the Borrower full information and advice as to the performance of the covenants, conditions and agreements aforesaid. Except as otherwise provided in Sections
9.02 and 9.03 hereof, the Trustee shall have no obligation to perform any of the rights or obligations of the Issuer under the Agreement. The Trustee shall not be liable for participating in any act directed by the Issuer or the Borrower which might cause the Bonds of any Tax-Exempt Series to be "arbitrage bonds" within the meaning of Section 148(a) of the Code. The Trustee shall not be responsible or liable for the selection of any investment or for any loss suffered in connection with any investment of funds made by it in accordance with Article VII hereof including, without limitation, any loss suffered in connection with the sale of any investment pursuant to Article VII hereof.

         (c) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may become the Owner of Bonds and otherwise transact banking and trustee business with the Borrower with the same rights which it would have if it were not Trustee.

         (d) The Trustee shall be fully protected in acting in good faith upon any notice, request, resolution, consent, certificate, affidavit, letter, telegram or other paper or document, or oral communication or direction, believed to be genuine and correct and to have been signed or sent or given by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in place thereof.

         (e) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to conclusively rely upon a certificate signed on behalf of the Issuer by an Authorized Issuer Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section, or subsequent to the waiver, rescission or annulment of a default as provided in
Article IX hereof, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate signed on behalf of the Issuer by an Authorized Issuer Representative to the effect that a resolution or ordinance in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution or ordinance has been duly adopted, and is in full force and effect.

         (f) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be liable in the performance of its obligations hereunder except for its negligence or willful misconduct.

         (g) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder, except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article IV hereof and all defaults under Section 9.01(a), (b) or (c) hereof, unless a Responsible Officer shall be


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

specifically notified in writing of such default by the Issuer, the Bond Insurer or the Owners of at least a majority in aggregate principal amount of all Bonds then outstanding or the Remarketing Agent.

         (h) The Trustee shall not be required to give any bonds or surety in respect of the execution of its trusts and powers hereunder.

         (i) Before taking any action under Article IX hereof at the request or direction of the Bondholders, the Trustee may require that a satisfactory indemnity bond be furnished by the Bondholders, for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful default in connection with any action so taken.

         (j) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received and shall not be commingled with the general funds of the Trustee but need not be segregated from other funds except to the extent required or permitted by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

         (k) The Trustee, prior to the occurrence of an Event of Default specified in Section 9.01 of this Indenture and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and, in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture. In case an event of default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (l) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) This subsection shall not be construed to limit the effect of subsection (k) of this Section;

                  (ii) The Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owners of a majority in aggregate principal amount of the Bonds outstanding relating to the time,


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

         method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (iv) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (m) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or as a condition to the taking of any action by the Trustee.

         (n) In the event the Trustee incurs expenses or renders services in connection with an event of bankruptcy, reorganization or insolvency, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy, reorganization or insolvency.

         (o) To the extent that the Trustee is also acting as Paying Agent, Registrar or Tender Agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article X shall also be afforded to such Paying Agent, Registrar and Tender Agent.

         Notwithstanding any other provision of this Indenture, in determining whether the rights of the Bondholders will be adversely affected by any action taken pursuant to the terms and provisions hereof, the Trustee (or Paying Agent) shall consider the effect on the Bondholders as if there were no Bond Insurance.

         SECTION 10.02. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business as a commercial bank or trust company in good standing under the laws of the United States of America or any state or territory thereof, duly authorized under such laws to exercise corporate trust powers, be authorized to accept and exercise the trusts herein provided, have a combined reported capital and surplus of at least $75,000,000, be subject to examination by Federal or state authority and have such offices and agencies in such locations as are required under the Act and as are required to enable it to perform the functions herein contemplated and acceptable to the Bond Insurer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.02, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.


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

         SECTION 10.03. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment and/or reimbursement from the Borrower for reasonable fees for its services rendered hereunder and all advances, fees of counsel and other expenses reasonably and necessarily made or incurred by the Trustee in connection with such services hereunder; provided, that if such expenses are occasioned by the negligence or willful misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall have a first lien with right of payment prior to payment on account of principal of or premium, if any, or interest on any Bond upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred; provided, however, that the Trustee shall not have a first lien with right of payment prior to payment on account of principal of or premium, if any, or interest on any Bond with respect to moneys in the Bond Fund held for the payment of the principal of and premium, if any, and interest on particular Bonds or moneys held for the payment of the purchase price of particular Bonds. The Trustee's rights under this Section 10.03 shall survive the termination or expiration of this Indenture.

         SECTION 10.04. NOTICE TO BONDHOLDERS IF DEFAULT OCCURS. If a default occurs of which the Trustee is by subsection (g) of Section 10.01 hereof required to take notice or if notice of default be given as in said subsection
(g) provided, the Trustee shall within fifteen (15) days thereafter (unless such default is cured or waived), give notice of such default to each Owner of Bonds then Outstanding, provided that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Bond, the Trustee may withhold such notice to the Bondholders if and so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Bondholders and provided further that nothing in this Section 10.04 shall be deemed to limit the notice required by the second to last paragraph of Section 9.05 hereof.

         SECTION 10.05. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer or the Borrower is a party and which in the opinion of the Trustee and its Counsel has a substantial bearing on the interests of Owners of the Bonds, the Trustee may intervene on behalf of Bondholders and, subject to the provisions of Section 10.01(i), shall do so if requested in writing by the Owners of a majority in aggregate principal amount of all Bonds then outstanding.

         SECTION 10.06. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be merged or converted, or with which it may be consolidated, or to which it may sell, lease or transfer its corporate trust business and assets as a whole or substantially as a whole, shall be and become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument on the part of any of the parties hereto.

         SECTION 10.07. RESIGNATION BY THE TRUSTEE. The Trustee may at any time resign from the trusts hereby created by giving sixty (60) days written notice by registered or certified mail to the Issuer, the Borrower, the Liquidity Provider, if any, the Bond Insurer, the Owner of each Bond and the Remarketing Agent, if any, and such resignation shall not take effect until the appointment of a successor Trustee pursuant to the provisions of Section


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

10.09 hereof and acceptance by the successor Trustee of the trusts created hereby. If no successor Trustee shall have been so appointed and have accepted appointment within forty-five (45) days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee or any Bondholder who has been a bona fide holder of a Bond for at least six months may, on behalf of itself and others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor trustee meeting the qualifications set forth in Section 10.02.

         SECTION 10.08. REMOVAL OF THE TRUSTEE. (a) In case at any time either of the following shall occur:

                  (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 10.02 hereof and shall fail to resign after written request therefor by the Issuer or by any Bondholder who has been a bona fide holder of a Bond for at least six months, or

                  (2) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer may remove the Trustee and appoint a successor Trustee (with the advice of the Borrower and the consent of the Bond Insurer) by an instrument in writing, or any such Bondholder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, in each case, meeting the eligibility standards set forth in Section
10.02. Such court may thereupon, after such notice if any, as it may deem proper and may prescribe, remove the Trustee and appoint a successor Trustee.

         (b) The Issuer, in its sole discretion or upon the written request of an Authorized Borrower Representative, or the Owners of a majority in aggregate principal amount of the Bonds at the time outstanding or the Bond Insurer, for any failure by the Trustee to fulfill its obligations hereunder may at any time, with or without cause, remove the Trustee and appoint a successor Trustee by an instrument or concurrent instruments in writing signed by the Issuer (with the advice of the Borrower and the consent of the Bond Insurer) or such Bondholders, as the case may be.

         (c) Any resignation or removal of the Trustee and appointment of a successor trustee, pursuant to any of the provisions of this Section shall not become effective until the acceptance of appointment by the successor Trustee as provided in Section 10.09 and acceptance by the successor Trustee of the trusts created hereby.

         SECTION 10.09. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall:

         (a) resign pursuant to Section 10.07 hereof;


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

         (b) be removed pursuant to Section 10.08 hereof; or

         (c) be dissolved, taken under the control of any public officer or officers or of a receiver appointed by a court, or otherwise become incapable of acting hereunder,

a successor shall be appointed by the Issuer at the direction of the Borrower and with the written consent of the Bond Insurer; provided, that if a successor Trustee is not so appointed within ten (10) days after notice of resignation is mailed or instrument of removal is delivered as provided under Sections 10.07 and 10.08 hereof, respectively, or within ten (10) days of the Issuer's knowledge of any of the events specified in (c) hereinabove, then the Owners of a majority in aggregate principal amount of Bonds then outstanding, by filing with the Issuer, the Borrower and the Remarketing Agent, if any, an instrument or concurrent instruments in writing signed by or on behalf of such Owners, may designate a successor Trustee meeting the eligibility standards set forth in
Section 10.02.

         SECTION 10.10. CONCERNING ANY SUCCESSOR TRUSTEES. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Borrower, an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; but, nevertheless, and upon payment of its charges (1) such predecessor shall, on the written request of the Issuer, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder and (2) such predecessor shall deliver all securities and moneys held by it as Trustee hereunder to its successor and transfer any Liquidity Facility to such successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer at the expense of the Borrower. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed or recorded by the successor Trustee in each recording office, if any, where the Indenture or a financing statement relating thereto shall have been filed or recorded. No Trustee hereunder shall be liable for the acts or omissions of any successor Trustee.

         SECTION 10.11. TRUSTEE PROTECTED IN RELYING UPON RESOLUTION. The resolutions, ordinances, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of cash hereunder.

         SECTION 10.12. SUCCESSOR TRUSTEE AS THE TRUSTEE, PAYING AGENT, TENDER AGENT AND REGISTRAR. In the event of a change in the office of the Trustee, the predecessor Trustee which has resigned or been removed shall cease to be Trustee, Tender Agent, Registrar and Paying Agent, and the successor Trustee shall become such Trustee, Tender Agent, Registrar and Paying Agent.


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

         SECTION 10.13. NOTICES TO BE GIVEN BY TRUSTEE. The Trustee shall provide the Issuer, the Borrower and the Liquidity Provider, if any, with the following:

         (A) On or before December 15 of each year during which any of the Bonds are outstanding, commencing December 15, 1999, or upon any significant change that occurs which would adversely impact the Trustee's ability to perform its duties under the Indenture, a written disclosure of any such change, or if applicable, of any conflicts that the Trustee may have as a result of other business dealings between the Trustee and the Borrower. If there are no such instances of a significant change, or of a conflict existing, then a statement to that effect shall be provided on such date.

         (B) If there is a failure to pay any amount of principal of, premium, if any, or interest on the Bonds when due; or if there is a failure of the Borrower to provide any notice, certification or report specified in Section 5.3 of the Agreement; or if there is an occurrence of an Event of Default hereunder, of which the Trustee has knowledge, the Trustee shall provide written notice to the Issuer within five (5) Business Days of such occurrence and such notice shall include a statement setting forth the steps the Trustee is taking to remedy such failure or Event of Default, as applicable.

         (C) As of June 30 and December 31 of each year (beginning December 31,
1999) in which Bonds are Outstanding, a Trustee's report in the form of Exhibit C attached hereto. This report shall be received no later than January 15 or July 15 next following each such June 30 or December 31, as the case may be.

         SECTION 10.14. NOTICES TO RATING AGENCY AND LIQUIDITY PROVIDER; NOTICES TO BOND INSURER. (a) The Trustee shall provide any rating agency then rating the Bonds and the Liquidity Provider with written notice upon the occurrence of: (i) the expiration, termination, extension of or substitution for any Liquidity Facility; (ii) the discharge of liability on any Series of the Bonds pursuant to the terms hereof; (iii) the resignation or removal of the Trustee, Tender Agent, or Remarketing Agent; (iv) acceptance of appointment as successor Trustee, Tender Agent, or Remarketing Agent hereunder; (v) the redemption of all Bonds;
(vi) any conversion of the Series 1999B Bonds to a Tax-Exempt Series, or to a Rate Period not requiring a Liquidity Facility; (vii) a material change in the Indenture, the Agreement, or Liquidity Facility; (viii) any mandatory tender of a Series of Bonds hereunder and (ix) when a Series of Bonds is no longer Outstanding. The Trustee shall also notify any rating agency then rating the Bonds of any changes to any of the documents to which the Trustee is a party, upon its receipt of notification of any such changes.

         (a) While the Bond Insurance is in effect with respect to a Series of Bonds, the Trustee shall furnish to the Bond Insurer (to the attention of its surveillance department, unless otherwise indicated):

                  (i) as soon as practicable after the filing thereof, a copy of any financial statement of the Issuer and a copy of any audit and annual report of the Issuer;

                  (ii) a copy of any notice to be given to the registered owners of such Series of Bonds, including, without limitation, notice of any redemption of or defeasance of such


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

         Series of Bonds, a copy of any notice provided to the Liquidity Provider, and any certificate rendered pursuant to this Indenture relating to the security for the Bonds; and

                  (iii) such additional information it may reasonably request.

         (c) The Trustee shall notify the Bond Insurer of any failure of the Issuer to provide relevant notices or certificates required to be provided by the Issuer hereunder.

         (d) Notwithstanding any other provision hereof, the Trustee shall immediately notify the Bond Insurer if at any time there are insufficient moneys to make any payments of principal and/or interest as required and immediately upon the occurrence of any Event of Default hereunder.

         (e) The Issuer will permit the Bond Insurer to discuss the finances and accounts of the Issuer or any information the Bond Insurer may reasonably request regarding the security for the Bonds with appropriate officers of the Issuer. The Trustee will permit the Bond Insurer to have access to and to make copies of all books and records relating to the Bonds at any reasonable time.

         (f) The Bond Insurer shall have the right to direct an accounting at the Issuer's expense, and the Issuer's failure to comply with such direction within thirty (30) days after receipt of written notice to the Issuer and the Borrower of the direction from the Bond Insurer shall be deemed a default hereunder; provided, however, that if compliance cannot occur within such period, then such period will be extended so long as compliance is begun within such period and diligently pursued, but only if such extension would not materially adversely affect the interests of any registered owner of the Bonds.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

         SECTION 11.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS (BUT REQUIRING CONSENT OF THE BORROWER). The Issuer and the Trustee may without the consent of, or notice to, any of the Bondholders, but with the consent of the Borrower and the Bond Insurer pursuant to Section 11.03 hereof, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

                  (i) to add to the covenants and agreements of, and limitations and restrictions upon, the Issuer in this Indenture, other covenants, agreements, limitations and restrictions to be observed by the Issuer which are not contrary to or inconsistent with this Indenture as theretofore in effect;

                  (ii) to grant to or confer or impose upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, authority, security, liabilities or duties which may lawfully be granted, conferred or imposed and which are not contrary to or inconsistent with this Indenture as heretofore in effect;


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

                  (iii) to cure any ambiguity or omission or to cure, correct or supplement any defective provision of this Indenture in each case in such manner as shall not adversely affect the Bondholders;

                  (iv) to evidence the appointment of a separate trustee or a co-trustee or to evidence the succession of a new trustee or a new co-trustee hereunder;

                  (v) to comply with the requirements of the Trust Indenture Act of 1939, as from time to time amended;

                  (vi) to subject to this Indenture additional revenues, properties or collateral;

                  (vii) to provide for the issuance of coupon bonds (provided, however, that the Issuer and the Trustee have received an opinion of Bond Counsel to the effect that the issuance of such coupon bonds complies with all applicable laws and will not adversely affect the Tax-Exempt status of the Bonds of a Tax-Exempt Series);

                  (viii) to provide for the use of an uncertificated book entry system (provided, however, that the Issuer and the Trustee have received an opinion of Bond Counsel to the effect that the use of an uncertificated book entry system complies with all applicable laws and will not adversely affect the Tax-Exempt status of the Bonds of any Tax-Exempt Series);

                  (ix) to modify, alter, amend or supplement the Indenture in any other respect, if the effective date of such supplement or amendment is a date on which all the Bonds affected thereby are subject to mandatory purchase or if notice by mail of the proposed amendment or supplement is given to the Owners of the Bonds at least 30 days before the effective date thereof, and, on or before such effective date, such Owners have the right to require purchase of their Bonds (provided, however, that the Issuer and the Trustee have received an opinion of Bond Counsel to the effect that any such amendment complies with all applicable laws and will not adversely affect the Tax-Exempt status of the Bonds of any Tax-Exempt Series);

                  (x) to authorize different Authorized Denominations of the Bonds and to make correlative amendments and modifications to this Indenture regarding exchangeability of Bonds of different Authorized Denominations, redemptions of portions of Bonds of particular Authorized Denominations and similar amendments and modifications of a technical nature;

                  (xi) to modify, delete or supplement any provision, term or requirement relating to Bonds that may bear interest at Flexible Rates to the extent deemed necessary or desirable further to protect or assure the Tax-Exempt status of the Bonds; provided, however, that the effective date of any such modification, deletion or supplementation with respect to any Bond shall be no earlier than the day next succeeding the last day of any then current Flexible Segment with respect to such Bond;

                  (xii) to preserve the Tax-Exempt status of the Bonds of a Tax-Exempt Series; or

                  (xiii) to modify, alter, amend or supplement this Indenture in any other respect which is not adverse to the Bondholders and which does not involve a change described in clause (a), (b), (c), (d) or (e) of Section 11.02 hereof.

         SECTION 11.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS AND THE BORROWER. Exclusive of supplemental indentures covered by Section 11.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (and with the consent of the Borrower pursuant to Section 11.03 hereof) shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto for the purpose of modifying, amending, adding to or rescinding, in any particular manner, any of the terms or provisions contained in this Indenture; provided, however, that nothing in this Section contained shall permit or be construed as permitting amendments of this Indenture, without the consent of the holders of 100% of such Series of the Bonds then Outstanding affected by such amendment, to effect (a) an extension of the maturity date of the principal of or the interest on any Bond of such Series issued hereunder, or (b) a reduction in the principal amount of, premium, if any, on any Bond of such Series or the rate of interest thereon, or (c) an adverse change in the rights of the Owners of the Bonds of such Series to the purchase thereof pursuant to Article IV hereof, or (d) a privilege or priority of any Bond or Bonds of such Series over any other Bond or Bonds, or (e) a reduction in the aggregate principal amount of the Bonds of such Series the Owners of which are required to consent to such supplemental indenture.

         If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes allowed by this Section, the Trustee shall, at the request of the Issuer and upon being satisfactorily indemnified with respect to expenses and upon receiving from the Borrower forms of notices and any other related solicitation materials, cause notice of the proposed execution of such supplemental indenture to be mailed in substantially the manner provided in Section 3.02 hereof with respect to redemption of Bonds. Such notice shall briefly set forth the nature of the proposed supplemental indenture entitled to so consent and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Bondholders. If, within sixty (60) days or such longer period of time as shall be prescribed by the Issuer following the mailing of such notice, the Owners of a majority or 100%, as the case may be, in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture entitled to so consent shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. The Issuer shall have the right to extend, with the prior written consent of the Borrower, from time to time the period within which such consent and approval may be obtained from Bondholders. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

         SECTION 11.03. CONSENT OF BORROWER AND BOND INSURER. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XI


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

shall not become effective unless and until the Borrower and Bond Insurer shall have consented to the execution and delivery of such supplemental indenture.

         SECTION 11.04. CONSENT OF REMARKETING AGENT AND LIQUIDITY PROVIDER. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XI which affects any rights, duties or obligations of the Remarketing Agent or which affects any Liquidity Facility shall not become effective unless and until the Remarketing Agent or the Liquidity Provider, as applicable, shall have consented to the execution and delivery of such supplemental indenture.

         SECTION 11.05. CONSENT OF TRUSTEE. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which adversely affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

         SECTION 11.06. REQUIRED AND PERMITTED OPINIONS OF COUNSEL. The Issuer and the Trustee may receive and rely on an opinion of Counsel to the effect that any supplemental indenture entered into by the Issuer and the Trustee complies with the provisions of this Article XI and an opinion of Bond Counsel that any such supplemental indenture does not adversely affect the Tax-Exempt status of the Bonds of a Tax-Exempt Series. No supplemental indenture or amendment or modification to the Agreement or the Bonds shall be effective until the Issuer and the Trustee shall have received an opinion of Bond Counsel to the effect that such supplemental indenture or such amendment or modification is permitted by the Act and will not adversely affect the Tax-Exempt status of the Bonds of a Tax-Exempt Series.

         SECTION 11.07. NOTATION OF MODIFICATION ON BONDS; PREPARATION OF MODIFIED BONDS. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation, in form approved by the Trustee, as to any matter provided for in such supplemental indenture, and if such supplemental indenture shall so provide, new Bonds, so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture, may be prepared by the Issuer, authenticated by the Trustee and delivered without cost to the holders of the Bonds then outstanding, upon surrender for cancellation of such Bonds in equal aggregate principal amounts.

                                  ARTICLE XII

                             AMENDMENT OF AGREEMENT

         SECTION 12.01. AMENDMENTS TO AGREEMENT NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Borrower may, with the written consent of the Trustee, the Bond Insurer and the Liquidity Provider, if a Liquidity Facility is in effect, but without the consent of or notice to any of the Bondholders, enter into any amendment, change or modification of the Agreement (a) as may be required by the provisions of the Agreement or this Indenture or any Liquidity Facility, (b) for the purpose of curing any ambiguity or formal defect or omission, (c) so as to add additional rights acquired in accordance with the provisions of the Agreement, (d) to preserve the Tax-Exempt status of the Bonds of a Tax-Exempt Series, or any of them, (e) to make any modification or amendment in any other respect if the effective date of such amendment is a date on which all the affected Bonds are subject to mandatory purchase pursuant to Section 4.02(a) hereof or if notice by mail of the proposed amendment or supplement is given to the Owners of the Bonds at least 30 days before the effective date, and prior to such effective date such Owners have the right to require purchase of their Bonds pursuant to
Section 4.01 hereof, or (f) in connection with any other change therein which is not materially adverse to the Bondholders and which does not involve a change described in clauses (a) or (b) of Section 12.02 hereof and which in the reasonable judgment of the Trustee is not to the prejudice of the Trustee; provided that any amendment or supplement to Exhibit A to the Agreement contemplated in Section 3.1 of the Agreement shall not be deemed to be an amendment of the Agreement for any purpose of this Article XII.

         SECTION 12.02. AMENDMENTS TO AGREEMENT REQUIRING CONSENT OF BONDHOLDERS. Unless otherwise specifically provided in this Section, the Bond Insurer's consent shall be required in addition to required Bondholder consent, when required, for the execution and delivery of any amendment, supplement or change to or modification of the Agreement. Except for the amendments, changes or modifications as provided in Section 12.01 hereof, neither the Issuer nor the Borrower shall enter into any other amendment, change or modification of the Agreement without mailing of notice and the written approval or consent of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding given and procured as provided in this Section; provided, however, that nothing in this Section or Section 12.01 hereof shall permit or be construed as permitting, without the consent of the holders of 100% of the Bonds then Outstanding, (a) an extension of the time of the payment of any amounts payable under Section 4.2(a) or Section 4.2(b) of the Agreement, or (b) a reduction in the amount of any payment or in the total amount due under Section 4.2(a) or Section 4.2(b) of the Agreement. If at any time the Issuer and the Borrower shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, at the request of the Issuer and upon being satisfactorily indemnified with respect to expenses and upon receiving from the Borrower forms of notices and any other related solicitation materials, cause notice of such proposed amendment, change or modification to be mailed to the Owners of Bonds in the same manner as provided by Section 3.02 hereof with respect to redemption of Bonds. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file with the Trustee for inspection by all Bondholders. If, within sixty
(60) days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Owners of a majority or 100%, as the case may be, in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such amendment, change or modification, as the case may be, shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Borrower or the Issuer from executing the same or from taking any action pursuant to the provisions thereof, or the Trustee from consenting thereto. The Issuer shall have the right to extend from time to time the period within which such consent and approval may be obtained from Bondholders. Upon the execution of any such amendment, change or modification as in this Section permitted and provided, the Agreement shall be and be deemed to be modified, changed and amended in accordance therewith.

         SECTION 12.03. CONSENT OF TRUSTEE. The Trustee may, but shall not be obligated to, consent to any amendment, change or modification of the Agreement which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 12.04. RELIANCE ON OPINIONS OF COUNSEL. The Issuer and the Trustee may receive and rely upon an opinion of Counsel to the effect that any such proposed amendment, change or modification will comply with the provisions of this Article XII and an opinion of Bond Counsel that any such amendment, change or modification does not adversely affect the Tax-Exempt status of the Bonds of a Tax-Exempt Series.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01. SUCCESSORS OF THE ISSUER. All the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of the Issuer, shall bind and inure to the benefit of its successors and assigns, whether so expressed or not. If any of the powers or duties of the Issuer shall hereafter be transferred by any law of the State, and if such transfer shall relate to any matter or thing permitted or required to be done under this Indenture by the Issuer, then the body or official of the Issuer who shall succeed to such powers or duties shall act and be obligated in the place and stead of the Issuer as in this Indenture provided.

         SECTION 13.02. CONSENTS OF BONDHOLDERS. Any consent, approval, direction or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, approval, direction or other instrument or of the writing appointing any such agent, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

         (a) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the Person signing such instrument or writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution or in any other manner satisfactory to the Trustee; or

         (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of acquiring the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.04 hereof.

         Any request, demand, authorization, direction, notice, consent, waiver or other action by any Bondholder shall bind every future holder of the same Bond in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

         SECTION 13.03. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Borrower, the Liquidity Provider, if any, the Bond Insurer, the Remarketing Agent, if any, and the Owners of the Bonds any legal or equitable right, remedy or claim under or in respect to this Indenture. This Indenture and all of the covenants, conditions and provisions hereof are intended to be and being for the sole and exclusive benefit of the parties hereto, the Owners of the Bonds, the Remarketing Agent, if any, and the Borrower as herein provided. To the extent that this Indenture confers upon or gives or grants to the Bond Insurer any right, remedy or claim under or by reason of this Indenture, the Bond Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

         SECTION 13.04. WAIVER OF NOTICE. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 13.05. SEVERABILITY. If any provision of this Indenture shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

         The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained, shall not affect the remaining portions of this Indenture, or any part thereof.

         SECTION 13.06. NOTICES. Except as otherwise provided herein, all notices, certificates or other communications hereunder shall be sufficiently given if in writing and shall be deemed given when mailed by registered, certified or first class mail, postage prepaid, or by qualified overnight courier service mutually acceptable to the delivering and recipient parties, courier charges prepaid, addressed as follows:

If to the Issuer:             Clark County Government Center
                              County Manager's Office
                              500 South Grand Central Parkway, 6th Floor
                              Las Vegas, NV 89155-1111
                              Phone:  (702) 455-3234
                              Telecopy:  (702) 455-6298

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

If to the Borrower:         Southwest Gas Corporation
                            5241 Spring Mountain Road
                            Las Vegas, NV 89192-8510
                            Phone: (702) 876-7252
                            Telecopy: (702) 876-7037

If to the Trustee,          Harris Trust and Savings Bank
the Paying Agent or the     Indenture Trust Administration
Tender Agent:               311 West Monroe, 12th Floor
                            Chicago, IL 60606
                            Phone: (312) 461-2908
                            Telecopy: (312) 461-3525

If to the Bond Insurer:     Ambac Assurance Corporation
                            Utilities Group
                            One State Street Plaza
                            New York, NY 10004
                            Telecopy: (212) 797-5725

If to the                   Lehman Brothers
Remarketing Agent:          3 World Financial Center, 9th Floor
                            New York, NY 10285
                            Attention:  Short-Term Municipal Desk
                            Telecopy: (212) 526-1386

If to any                   The address provided by such Liquidity Provider to
Liquidity Provider:         the Issuer, the Borrower, the Trustee, the Bond
                            Insurer and the Remarketing Agent

Unless specifically otherwise required by the terms of this Indenture, any notice required to be given pursuant to any provision of this Indenture may be given by any form of electronic transmission that is capable of producing a written record, including, without limitation, telecopy transmissions, provided that the deliverer of any such notice given by electronic transmission shall verify receipt of such notice promptly upon the transmission thereof and such notice shall not be deemed duly given unless full and legible receipt thereof has been verified by the recipient of such notice. The Issuer, the Borrower, the Trustee, the Bond Insurer, the Liquidity Provider, if any, and the Remarketing Agent, if any, by notice pursuant to this Section 13.06, designate any different addresses to which subsequent notices, certificates or other communications shall be sent. A duplicate copy of each notice, approval, consent, request, complaint, demand or other communication given hereunder by the Issuer, the Borrower or the Trustee to any one of the others shall also be given to each one of the others.

         SECTION 13.07. WAIVER OF PERSONAL LIABILITY OF ISSUER MEMBERS, ETC. No member, officer, agent or employee of the Issuer, and no officer, official, agent or employee of the State of Nevada or any department, board or agency of the Issuer or the State of Nevada shall be individually or personally liable for the payment of the principal of or premium or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

         SECTION 13.08. HOLIDAYS. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Indenture, is not a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date provided in this Indenture and no interest shall accrue on the payment so deferred during the intervening period.

         SECTION 13.09. OPINIONS OF BOND COUNSEL. For so long as Orrick, Herrington & Sutcliffe LLP is nationally recognized bond counsel, whenever in this Indenture it is required that prior to the taking of any action an opinion of Bond Counsel is required to be delivered to the effect that such action will not adversely affect the Tax-Exempt status of the Bonds of any Tax-Exempt Series, and such opinion is not given by Orrick, Herrington & Sutcliffe LLP, the opinion of Bond Counsel shall instead affirmatively state, in a manner acceptable to the Issuer and the Trustee, that interest on the Bonds of any Tax-Exempt Series is Tax-Exempt and will remain so after the action in question. This Section shall apply in the same fashion with respect to the affirmative opinion of any such successor Bond Counsel.

         SECTION 13.10. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 13.11. APPLICABLE LAW. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State of Nevada.

         SECTION 13.12. CAPTIONS. The captions or headings in this Indenture are for convenience only and in no way define, limit, or describe the scope or intent of any provisions or sections of this Indenture.

         SECTION 13.13. DEALING IN BONDS. The Trustee, or the Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds, and may join in any action which any Bondholder may be entitled to take with like effect as if it did not act in any capacity hereunder. The Trustee or the Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Borrower, and may act as depositary, trustee or agent for any committee or body of Bondholders secured hereby or other obligations of the Issuer as freely as if it did not act in any capacity hereunder.

         SECTION 13.14. IMMUNITY OF INCORPORATORS. No recourse under or upon any obligations, covenants or agreements contained in the Agreement, this Indenture or the Bonds, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, director, officer or employee, as such, whether past, present, or future, of the Borrower or the Issuer or of any successor Person, either directly or through the

Borrower or the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that any such liability and any and all such claims are hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Agreement.

         SECTION 13.15. BORROWER MAY ACT THROUGH AGENTS. In connection with any and all actions permitted or required to be taken by the Borrower in connection with the provisions hereof, including without limitation those set forth in
Section 2.03 hereof, the Borrower may by written instrument filed with the Trustee appoint one or more agents (which may be the Remarketing Agent) to take such actions on its behalf, which appointment may be revoked at any time by the Borrower by written instrument filed with the Trustee.

         SECTION 13.16. RECORD DATE FOR DETERMINATION OF OWNERS ENTITLED TO VOTE. The Borrower may set a record date for the purpose of determining the Owners entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Owners. If not set by the Borrower prior to their first solicitation of an Owner made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the thirtieth (30th) day prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Owners on such date (or their duly appointed proxies) shall be entitled to give or take, or vote on the relevant action.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture of Trust to be signed by authorized officers, all as of the date first above written.


                                        CLARK COUNTY, NEVADA



                                        By         /s/ Bruce L. Woodbury
                                            ------------------------------------
                                            Chair, Board of County Commissioners
(SEAL)


Attest:



        /s/ Shirley B Parraguirre
------------------------------------------
              County Clerk
                                        HARRIS TRUST AND SAVINGS BANK,
                                        as Trustee



                                        By            /s/ J. Bartolini
                                            ------------------------------------
                                                     Authorized Officer

                                   EXHIBIT A1

                           [FORM OF SERIES 1999A BOND]

No. A-1                                                          CUSIP: ________


AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "DTC"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF DTC, OR BY DTC OR A NOMINEE OF DTC TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE PAYING AGENT. DTC OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF DTC AS OWNER OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                            UNITED STATES OF AMERICA

                                 STATE OF NEVADA

                              CLARK COUNTY, NEVADA
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
                (SOUTHWEST GAS CORPORATION PROJECT) SERIES 1999A

NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NEVADA OR CLARK COUNTY, NEVADA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR ANY INTEREST ON THIS BOND.

Maturity Date:                      ____________,  ________

Registered Owner:                   Cede & Co.

Initial Principal Amount:           _____________  DOLLARS

Dated Date:                         ____________,  _______

Interest Rate:                      [TERM RATE OF _________ %]

         CLARK COUNTY, NEVADA (the "Issuer"), a public instrumentality and political subdivision of the State of Nevada, for value received, hereby promises to pay (but only out of the source hereinafter provided) to the Registered Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay (but only out of the source hereinafter provided) interest on the balance of said Principal Amount from time to time remaining unpaid until payment of said


                                      A1-1

Principal Amount has been made or duly provided for, at the rates and on the dates determined as described herein and in the Indenture as hereinafter defined, and to pay (but only out of the source hereinafter provided) interest on overdue principal at the rate borne by this Bond on the date on which such principal became due and payable, except as the provisions set forth in the Indenture with respect to redemption or acceleration prior to maturity may become applicable hereto, the principal of and premium, if any, and interest on this Bond being payable in lawful money of the United States of America at the Principal Office of Harris Trust and Savings Bank, an Illinois banking corporation, as Paying Agent (the "Paying Agent"); provided, however, payment of interest on any Interest Payment Date shall be made to the registered owner hereof as of the close of business on the Record Date with respect to such Interest Payment Date and shall be (i) paid by check or draft of the Paying Agent mailed to such registered owner hereof at his address as it appears on the registration books of the Issuer maintained by Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee (the "Trustee") or at such other address as is furnished in writing by such registered owner to the Trustee not later than the close of business on the Record Date or (ii) transmitted by wire transfer to the account with a member of the Federal Reserve System located within the continental United States of America of any owner which owns at least $1,000,000 in aggregate principal amount of the Bonds and which shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date. Notwithstanding the foregoing provisions, for so long as this Bond is restricted to being registered on the registration books of the Issuer kept by the Trustee in the name of a Securities Depository, the provisions of the Indenture governing Book-Entry Bonds shall govern the manner of the payment of the principal and purchase price (if applicable) of and premium, if any, and interest on this Bond.

         This Bond is one of an authorized issue of bonds limited in the initial aggregate principal amount of $35,000,000 (the "Bonds") issued pursuant to a resolution duly adopted by the governing body of the Issuer on March 2, 1999, and the applicable provisions of the County Economic Development Revenue Bond Law, Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes, as amended and supplemented to the date hereof (the "Act"), and issued under an Indenture of Trust, dated as of October 1, 1999 (the "Indenture"), between the Issuer and the Trustee, for the purpose of financing or refinancing a portion of the cost of the acquisition, construction and installation of a "project" within the meaning of the Act consisting of the upgrade, improvement, addition and replacement of facilities in Clark County, Nevada for the local furnishing of natural gas (the "Project"). Proceeds from the sale of the Bonds are to be loaned by the Issuer to Southwest Gas Corporation, a California corporation (the "Borrower"), under the terms of a Financing Agreement, dated as of October 1, 1999 (the "Agreement"). The Bonds are all issued under and secured by and entitled to the benefits of the Indenture, including the security of a pledge and assignment of certain revenues and receipts derived by the Issuer pursuant to the Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against such payments, including amounts realized by the Trustee from repayments by the Borrower under the Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any property now or hereafter owned by it. Payments of principal of, and interest on the Bonds are guaranteed by Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company.

         This Bond may be transferred or exchanged by the registered owner hereof in person or by his attorney duly authorized in writing at the Principal Office of the Trustee but


                                      A1-2
only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer or exchange a new registered Bond or Bonds, of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

         IN NO EVENT SHALL THE INTEREST RATE ON ANY BOND EXCEED THE LESSER OF 15% PER ANNUM OR THE MAXIMUM RATE PER ANNUM THEN PERMITTED BY APPLICABLE LAW.

         Interest on this Bond shall be payable on each Interest Payment Date for the period commencing on the next preceding Interest Payment Date (or if no interest has been paid hereon, commencing on the Dated Date) and ending on the day next preceding such Interest Payment Date; provided, however, that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds shall bear interest from the last date to which interest has been paid in full or duly provided for on the Bonds, or if no interest has been paid or duly provided for on the Bonds, from the Dated Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         The term "Interest Payment Date" means April 1 and October 1 of each year, commencing April 1, 2000. The term "Record Date" means the fifteenth day of the calendar month next preceding such Interest Payment Date.

         The Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $5,000 and any integral multiple thereof.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AS PROVIDED IN THE INDENTURE.

         This Bond is issued pursuant to and in full compliance with the Constitution and laws of the State of Nevada, particularly the Act, and pursuant to further proceedings adopted by the governing authority of the Issuer, which proceedings authorize the execution and delivery of the Indenture. This Bond and the series of which it forms a part are limited obligations of the Issuer payable solely from the amounts derived under the Agreement and pledged under the Indenture, including all amounts payable from time to time by the Borrower in respect of the indebtedness under the Agreement and all receipts of the Trustee credited under the provisions of the Indenture against said amounts payable. No owner of any Bond issued under the Act has the right to compel any exercise of the taxing power of the Issuer to pay the Bonds, or the interest or premium, if any, thereon. The Project is not security for the Bonds.

         No recourse shall be had for the payment of the principal of and premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer or the Borrower, or through the Issuer or the Borrower, or any successor to the Issuer or the Borrower, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly


                                      A1-3
waived and released as a condition of and in consideration for the execution of the Indenture, the Agreement and the issuance of any of the Bonds.

         The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding issued under the Indenture and accrued interest thereon to the date of declaration may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         The Issuer, the Trustee, the Paying Agent, the Tender Agent, the Registrar and any other agent of the Issuer or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee, the Paying Agent, the Tender Agent, the Registrar, nor any such agent shall be affected by notice to the contrary.

         The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of payment, registration, transfer or exchange of Bonds, including a provision that under certain circumstances the Bonds shall be deemed to be paid if there shall have been deposited with the Trustee certain government obligations, as provided in the Indenture, maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of and premium, if any, and interest on the Bonds and all necessary and proper fees, compensation and expenses of the Trustee.

         Modifications or alterations of the Indenture, or any supplements thereto, and the Agreement may be made only to the extent and in the circumstances permitted by the Indenture.

         Terms which are used herein as defined terms and which are not otherwise defined shall have the meanings assigned to them in the Indenture.

         IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all of the conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Law (as hereinafter defined) and by the Constitution and statutes of the State of Nevada and that the amount of this Bond, together with all other indebtedness of the Issuer, does not exceed any limit prescribed by the Constitution or statutes of the State of Nevada.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless and until the certificate of authentication hereon shall have been duly executed by the Trustee.


                                      A1-4

         IN WITNESS WHEREOF, CLARK COUNTY, NEVADA has caused this Bond to be executed in its name by the manual or duly authorized facsimile signatures of its Chair of the Board of County Commissioners and its Treasurer and attested by the manual or duly authorized facsimile signature of its County Clerk.

                                      CLARK COUNTY, NEVADA


                                      By
                                            ------------------------------------
                                            Chair, Board of County Commissioners


                                      By
                                            ------------------------------------
                                                        Treasurer


Attest:


------------------------------------
            County Clerk


                                      A1-5

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds referred to in the within-mentioned Indenture of Trust.

                                    HARRIS TRUST AND SAVINGS BANK,
                                    not in its individual capacity,
                                    but solely as Trustee


                                    By:
                                        ----------------------------------------
                                                 Authorized Signatory

Date of Authentication:
                       ----------------------------

                       [BOND INSURANCE LEGEND TO BE ADDED]


                                      A1-6

                              [FORM OF ASSIGNMENT]

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

                               UNIF GIFT MIN ACT--

TEN COM -- as tenants in common __________________  Custodian __________________
TEN ENT -- as tenants by the entireties   (Cust)                   (Minor)
JT TEN  -- as joint tenants with right    under Uniform Gifts to Minors Act
           of survivorship and not as     ______________________________________
           tenants in common                             (State)

                Additional abbreviations may also be used though

                             not in the above list.

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


================================================================================
                         (Name and Address of Assignee)


--------------------------------------------------------------------------------
       Social Security or Other Taxpayer Identification Number of Assignee


the within Bond of Clark County, Nevada and does hereby irrevocably constitute and appoint ______________________________ to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.


Dated:____________________

                                             ___________________________________
Signature Guaranteed:


_________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                              [END OF FORM OF BOND]


                                      A1-7

[At such time as the Bonds are no longer held in Book-Entry form, the references herein to the book-entry system may be deleted.]

                                   EXHIBIT A2

                       [FORM OF TAXABLE SERIES 1999B BOND]

No. TB-______                                                 CUSIP: __________


         By its acceptance of this Bond, each purchaser of this Bond will be deemed to have represented and agreed as follows: (1) the purchaser understands that the Bonds are being issued only in transactions not involving any public offering within the meaning of the Securities Act; (2) the purchaser is (A) a sophisticated institutional investor who (i) is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act (or is a fiduciary or agent (other than a U.S. bank or savings and loan association) that is purchasing the Bonds for the account of an Accredited Investor), (ii) has such knowledge and experience (or is a fiduciary or agent with sole investment discretion having such knowledge and experience) in financial and business matters that it (or such fiduciary or agent) is capable of evaluating the merits and risks of investing in such Bond, (iii) has had access to such information as the purchaser deems necessary in order to make an informed investment decision, and (iv) is purchasing the Bond for investment and not with a view to distribution; or (B) in the case of sale of Bonds pursuant to Rule 144A under the Securities Act, a "Qualified Institutional Buyer" as defined in Rule 144A (or is a Qualified Institutional Buyer purchasing the Bonds on behalf of one or more other Qualified Institutional Buyers); (3) if in the future the purchaser (or any such other investor or any other fiduciary or agent representing such investor) decides to sell such Bond prior to the maturity date, any redemption date, or the date fixed for mandatory purchase, it will be sold only in a transaction exempt from registration under, or not subject to, the Securities Act and only to (i) the Remarketing Agent (as defined in the hereinafter referred to Indenture) or through the Remarketing Agent to an institutional investor approved by the Remarketing Agent as an institutional Accredited Investor or a Qualified Institutional Buyer, or (ii) a Qualified Institutional Buyer in a transaction made pursuant to Rule 144A under the Securities Act; (4) the purchaser understands that, although the Remarketing Agent may repurchase Bonds, the Remarketing Agent is not obligated to do so, and accordingly the purchaser (or any such other investor) should be prepared to hold such Bond until the maturity date or any earlier redemption date or date of mandatory purchase thereof; (5) the purchaser acknowledges that the Bond sold to the purchaser by the Remarketing Agent may be sold to it pursuant to Rule 144A; and
(6) the purchaser acknowledges that the Trustee or the Borrower may request reasonable documentation from the purchaser (including opinions and certificates) to ensure compliance with the terms of this legend in connection with a transfer.

AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "DTC"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF DTC, OR BY DTC OR A NOMINEE OF DTC TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE PAYING AGENT. DTC OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF DTC AS OWNER OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                      A2-1

                            UNITED STATES OF AMERICA

                                 STATE OF NEVADA

                              CLARK COUNTY, NEVADA
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
            (SOUTHWEST GAS CORPORATION PROJECT) TAXABLE SERIES 1999B

NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NEVADA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR ANY INTEREST ON THIS BOND.

Maturity Date:             ____________, _______

Registered Owner:          Cede & Co.

Initial Principal Amount:  [____________] DOLLARS

Dated Date:                ____________, _______

Initial Interest Rate:     [TAXABLE WEEKLY RATE]

         CLARK COUNTY, NEVADA (the "Issuer"), a political subdivision of the State of Nevada, for value received, hereby promises to pay (but only out of the source hereinafter provided) to the Registered Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay (but only out of the source hereinafter provided) interest on the balance of said Principal Amount from time to time remaining unpaid until payment of said Principal Amount has been made or duly provided for, at the rates and on the dates determined as described herein and in the Indenture as hereinafter defined, and to pay (but only out of the source hereinafter provided) interest on overdue principal at the rate borne by this Bond on the date on which such principal became due and payable, except as the provisions set forth in the Indenture with respect to redemption or acceleration prior to maturity may become applicable hereto, the principal of and premium, if any, and interest on this Bond being payable in lawful money of the United States of America at the Principal Office of Harris Trust and Savings Bank an Illinois banking corporation, as Paying Agent (the "Paying Agent"); provided, however, payment of interest on any Interest Payment Date shall be made to the registered owner hereof as of the close of business on the Record Date with respect to such Interest Payment Date and shall be (i) paid by check or draft of the Paying Agent mailed to such registered owner hereof at his address as it appears on the registration books of the Issuer maintained by Harris Trust and Savings Bank an Illinois banking corporation, as Trustee (the "Trustee") or at such other address as is furnished in writing by such registered owner to the Trustee not later than the close of business on the Record Date or (ii) transmitted by wire transfer to the account with a member of the Federal Reserve System located within the continental United States of America of any owner which owns at least $1,000,000 in aggregate principal amount of the Bonds and which shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date, but, in the case of interest payable on the first Interest Payment Date with respect to a Taxable Flexible Rate


                                      A2-2

Segment, only upon presentation of such Bond (if such Bond is not a Book-Entry
Bond) at the Principal Office of the Trustee for exchange or transfer as provided in the Indenture. Notwithstanding the foregoing provisions, for so long as this Bond is restricted to being registered on the registration books of the Issuer kept by the Trustee in the name of a Securities Depository, the provisions of the Indenture governing Book-Entry Bonds shall govern the manner of the payment of the principal and purchase price (if applicable) of and premium, if any, and interest on this Bond.

         This Bond is one of an authorized issue and series of bonds limited in aggregate principal amount to $35,000,000 (the "Bonds") issued pursuant to a resolution duly adopted by the governing body of the Issuer on March 2, 1999, and the applicable provisions of the County Economic Development Revenue Bond Law, Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes (the "Act"), and issued under an Indenture of Trust, dated as of October 1, 1999 (the "Indenture"), between the Issuer and the Trustee, for the purpose of financing or refinancing a portion of the cost of the acquisition, construction and installation of a "project" within the meaning of the Act consisting of the upgrade, improvement, addition and replacement of facilities in Clark County, Nevada, for the purpose of local furnishing of natural gas (the "Project"). Proceeds from the sale of the Bonds are to be loaned by the Issuer to Southwest Gas Corporation, a California corporation (the "Borrower"), under the terms of a Financing Agreement, dated as of October 1, 1999 (the "Agreement"). The Bonds are all issued under and secured by and entitled to the benefits of the Indenture, including the security of a pledge and assignment of certain revenues and receipts derived by the Issuer pursuant to the Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against such payments, including amounts realized by the Trustee from repayments by the Borrower under the Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any property now or hereafter owned by it. Payments of principal of and interest on the Bonds are guaranteed by Ambac Assurance Corporation. While the Bonds are subject to tender for purchase, payments of the purchase price of Bonds tendered for purchase and not remarketed are initially supported by a Standby Bond Purchase Agreement (together with any replacement facility, the "Liquidity Facility") between the Borrower and Bank One, NA (together with any successor or the provider of any replacement Liquidity Facility, the "Liquidity Provider"), pursuant to the terms of which the Trustee or Tender Agent, as applicable, may draw for such payments hereunder. Notwithstanding any other provision hereof or of the Indenture, if this Bond is acquired by the Liquidity Provider pursuant to the provisions of the Liquidity Facility, such Bond will bear interest and be subject to redemption as provided in the Liquidity Facility.

         The Bonds initially have been issued as taxable weekly variable rate bonds (defined in the Indenture as Taxable Weekly Bonds), the interest on which is includable in gross income for federal income tax purposes, but all or any portion of the Bonds may be converted to bonds, the interest on which is excludable from gross income for federal income tax purposes as provided in the Indenture.

         This Bond may be transferred or exchanged by the registered owner hereof in person or by his attorney duly authorized in writing at the Principal Office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer or exchange a


                                      A2-3
new registered Bond or Bonds, of authorized denomination or denominations, for the same aggregate principal amount and in the same series will be issued to the transferee in exchange herefor.

         IN THE MANNER PROVIDED AND SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE TERM OF THE BONDS WILL BE DIVIDED INTO CONSECUTIVE RATE PERIODS DURING EACH OF WHICH THE BONDS SHALL BEAR INTEREST AT TAXABLE WEEKLY RATES OR AT TAXABLE FLEXIBLE RATES OR AT TAXABLE TERM RATES, EACH OF WHICH SHALL BE DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE, UNTIL CONVERSION OF ALL OR ANY PORTION OF THE BONDS AS AFORESAID. IN NO EVENT SHALL THE INTEREST RATE ON ANY BOND EXCEED THE LESSER OF 15% PER ANNUM OR THE MAXIMUM INTEREST RATE PERMITTED BY LAW. THE DETERMINATION OF THE TAXABLE WEEKLY RATE, THE TAXABLE FLEXIBLE RATE FOR ANY TAXABLE RATE SEGMENT AND THE TAXABLE TERM RATE SHALL BE BINDING ON THE REMARKETING AGENT, THE TRUSTEE, THE ISSUER, THE BORROWER AND THE OWNER OF THIS BOND, Absent manifest error.

         Interest on this Bond shall be payable on each Interest Payment Date for the period commencing on the next preceding Interest Payment Date and ending on the day next preceding such Interest Payment Date; provided, however, that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds shall bear interest from the last date to which interest has been paid in full or duly provided for on the Bonds, or if no interest has been paid or duly provided for on the Bonds, from the Dated Date. Interest in the case of any Taxable Weekly Rate Period or any Taxable Flexible Rate Period shall be computed on the basis of a 365 or 366-day year, as applicable, for the number of days actually elapsed, and in the case of a Taxable Term Rate shall be computed on the basis of a year consisting of twelve 30-day months.

         The terms used herein but not otherwise defined, including "Interest Payment Date," "Record Date," "Tax-Exempt Conversion Date," "Taxable Flexible Rate Segment," and "Taxable Term Rate Period," have the meanings assigned to such terms in the Indenture.

         The Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations authorized by the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY TENDER AND PURCHASE AS PROVIDED IN THE INDENTURE.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION, IN SOME INSTANCES AT PAR, AS PROVIDED IN THE INDENTURE.

         This Bond and all other Bonds of the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Nevada, particularly the Act, and pursuant to further proceedings adopted by the governing authority of the Issuer, which proceedings authorize the execution and delivery of the Indenture. This Bond and the series of which it forms a part are limited obligations of the Issuer payable solely from the amounts derived under the Agreement and pledged under the Indenture, including all


                                      A2-4
amounts payable from time to time by the Borrower in respect of the indebtedness under the Agreement and all receipts of the Trustee credited under the provisions of the Indenture against said amounts payable. No owner of any Bond issued under the Act has the right to compel any exercise of the taxing power of the Issuer to pay the Bonds, or the interest or premium, if any, thereon. The Project is not security for the Bonds.

         No recourse shall be had for the payment of the principal of and premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer or the Borrower, or through the Issuer or the Borrower, or any successor to the Issuer or the Borrower, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture, the Agreement and the issuance of any of the Bonds.

         The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding issued under the Indenture and accrued interest thereon to the date of declaration may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         The Issuer, the Trustee, the Remarketing Agent, the Tender Agent, the Paying Agent and any other agent of the Issuer or the Trustee may treat the person in whose name this Bond is registered as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee, the Remarketing Agent, the Paying Agent nor any such agent shall be affected by notice to the contrary.

         This Bond is subject to, and is executed in accordance with, all of the terms, conditions and provisions of the Indenture.

         The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of payment, registration, transfer or exchange of Bonds, including a provision that under certain circumstances the Bonds shall be deemed to be paid if there shall have been deposited with the Trustee certain government obligations, as provided in the Indenture, maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of and premium, if any, and interest on the Bonds and all necessary and proper fees, compensation and expenses of the Trustee.

         Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.


                                      A2-5

         Terms which are used herein as defined terms and which are not otherwise defined shall have the meanings assigned to them in the Indenture.

         IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all of the conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Law (as hereinafter defined) and by the Constitution and statutes of the State of Nevada and that the amount of this Bond, together with all other indebtedness of the Issuer, does not exceed any limit prescribed by the Constitution or statutes of the State of Nevada.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless and until the certificate of authentication hereon shall have been duly executed by the Trustee.



                    [Remainder of page intentionally blank.]


                                      A2-6

         IN WITNESS WHEREOF, CLARK COUNTY, NEVADA has caused this Bond to be executed in its name by the manual or duly authorized facsimile signatures of its Chair of the Board of County Commissioners and its Treasurer and attested by the manual or duly authorized facsimile signature of its County Clerk.

                                       CLARK COUNTY, NEVADA


                                       By
                                            ------------------------------------
                                            Chair, Board of County Commissioners


                                       By
                                            ------------------------------------
                                                        Treasurer

Attest:


-------------------------------
         County Clerk


                                      A2-7

                              FOR CONVERSIONS ONLY

                                          Principal Amount of      Authorized
    Conversion        Principal Amount     Tax-Exempt Bonds       Signatory of
       Date          of Converted Bonds    After Conversion         Trustee
    ----------       ------------------    ----------------       ------------

__________________   __________________   __________________   _________________

__________________   __________________   __________________   _________________

__________________   __________________   __________________   _________________

__________________   __________________   __________________   _________________

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds referred to in the within-mentioned Indenture of Trust.


                                                 HARRIS TRUST AND SAVINGS BANK,
                                                 not in its individual capacity,
                                                 but solely as Trustee



                                                 By:____________________________
                                                        Authorized Signatory


Date of Authentication:______________________________

                       [BOND INSURANCE LEGEND TO BE ADDED]


                                      A2-8

                              [FORM OF ASSIGNMENT]

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

                               UNIF GIFT MIN ACT--

TEN COM -- as tenants in common ___________________  Custodian _________________
TEN ENT -- as tenants by the entireties  (Cust)                    (Minor)
JT TEN  -- as joint tenants with right   under Uniform Gifts to Minors Act
           of survivorship and not as    _______________________________________
           tenants in common                              (State)

                Additional abbreviations may also be used though

                             not in the above list.

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


================================================================================
                         (Name and Address of Assignee)

--------------------------------------------------------------------------------
       Social Security or Other Taxpayer Identification Number of Assignee


the within Bond of Clark County, Nevada and does hereby irrevocably constitute and appoint ___________________________ to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.


Dated:__________________________

                                             ___________________________________
Signature Guaranteed:


___________________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                              [END OF FORM OF BOND]


                                      A2-9

                                    EXHIBIT B

                        [FORM OF TAX-EXEMPT SERIES BOND]

AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, UNTIL THE TERMINATION OF THE SYSTEM OF BOOK-ENTRY-ONLY TRANSFERS THROUGH THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (TOGETHER WITH ANY SUCCESSOR SECURITIES DEPOSITORY APPOINTED PURSUANT TO THE INDENTURE, "DTC"), AND NOTWITHSTANDING ANY OTHER PROVISION OF THE INDENTURE TO THE CONTRARY, (A) THIS BOND MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF DTC, OR BY DTC OR A NOMINEE OF DTC TO ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY NOMINEE THEREOF AND (B) A PORTION OF THE PRINCIPAL AMOUNT OF THIS BOND MAY BE PAID OR REDEEMED WITHOUT SURRENDER HEREOF TO THE PAYING AGENT. DTC OR A NOMINEE, TRANSFEREE OR ASSIGNEE OF DTC AS OWNER OF THIS BOND MAY NOT RELY UPON THE PRINCIPAL AMOUNT INDICATED HEREON AS THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID. THE PRINCIPAL AMOUNT HEREOF OUTSTANDING AND UNPAID SHALL FOR ALL PURPOSES BE THE AMOUNT DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            UNITED STATES OF AMERICA

                                 STATE OF NEVADA

                              CLARK COUNTY, NEVADA
                       INDUSTRIAL DEVELOPMENT REVENUE BOND
           (SOUTHWEST GAS CORPORATION PROJECT) TAX-EXEMPT SERIES 1999 ___

NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NEVADA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR ANY INTEREST ON THIS BOND.

Registered                                                            Registered
No. __-__                                                               $

                         For Flexible Rate Periods Only

                                              Mandatory
                                             Purchase and          Amount of
                          Number of            Interest        Interest Due for
     Interest         Days in Flexible         Payment             Flexible
       Rate                Segment              Date                Segment
     --------         ----------------       -------------     ----------------

__________________   __________________   __________________   _________________

_________________%   __________________   __________________   ________________%

Maturity Date:               _______________                    CUSIP: _________

Dated Date:                  _______________, ___________

Registered Owner:            Cede & Co.

Initial Principal Amount:    _______________ DOLLARS

[Initial Interest Rate:      ________________________]

         CLARK COUNTY, NEVADA (the "Issuer"), a public instrumentality and political subdivision of the State of Nevada, for value received, hereby promises to pay (but only out of the source hereinafter provided) to the Registered Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay (but only out of the source hereinafter provided) interest on the balance of said Principal Amount from time to time remaining unpaid until payment of said Principal Amount has been made or duly provided for, at the rates and on the dates determined as described herein and in the Indenture as hereinafter defined, and to pay (but only out of the source hereinafter provided) interest on overdue principal at the rate borne by this Bond on the date on which such principal became due and payable, except as the provisions set forth in the Indenture with respect to redemption or acceleration prior to maturity may become applicable hereto, the principal of and premium, if any, and interest on this Bond being payable in lawful money of the United States of America at the Principal Office of Harris Trust and Savings Bank, an Illinois banking corporation, as Paying Agent (the "Paying Agent"); provided, however, payment of interest on any Interest Payment Date shall be made to the registered owner hereof as of the close of business on the Record Date with respect to such Interest Payment Date and shall be (i) paid by check or draft of the Paying Agent mailed to such registered owner hereof at his address as it appears on the registration books of the Issuer maintained by Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee (the "Trustee") or at such other address as is furnished in writing by such registered owner to the Trustee not later than the close of business on the Record Date or (ii) transmitted by wire transfer to the account with a member of the Federal Reserve System located within the continental United States of America of any owner which owns at least $1,000,000 in aggregate principal amount of the Bonds and which shall have provided wire transfer instructions to the Trustee prior to the close of business on such Record Date, but, in the case of interest payable in respect of a Flexible Segment, only upon presentation of such Bond (if such Bond is not a Book-Entry Bond) at the Principal Office of the Trustee for exchange or transfer as provided in the Indenture. Notwithstanding the foregoing provisions, for so long as this Bond is restricted to being registered on the registration books of the Issuer kept by the Trustee in the name of a Securities Depository, the provisions of the Indenture governing Book-Entry Bonds shall govern the manner of the payment of the principal and purchase price (if applicable) of and premium, if any, and interest on this Bond.

         This Bond is one of an authorized issue of bonds limited in the initial aggregate principal amount of $35,000,000 (the "Bonds") issued pursuant to a resolution duly adopted by the governing body of the Issuer on March 2, 1999, and the applicable provisions of the County

Economic Development Revenue Bond Law, Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes, as amended and supplemented to the date hereof (the "Act"), and issued under an Indenture of Trust, dated as of October 1, 1999 (the "Indenture"), between the Issuer and the Trustee, for the purpose of financing or refinancing a portion of the cost of the acquisition, construction and installation of a "project" within the meaning of the Act consisting of the upgrade, improvement, addition and replacement of facilities in Clark County, Nevada for the local furnishing of natural gas (the "Project"). Proceeds from the sale of the Bonds are to be loaned by the Issuer to Southwest Gas Corporation, a California corporation (the "Borrower"), under the terms of a Financing Agreement, dated as of October 1, 1999 (the "Agreement"). The Bonds are all issued under and secured by and entitled to the benefits of the Indenture, including the security of a pledge and assignment of certain revenues and receipts derived by the Issuer pursuant to the Agreement, and all receipts of the Trustee credited under the provisions of the Indenture against such payments, including amounts realized by the Trustee from repayments by the Borrower under the Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Issuer or any property now or hereafter owned by it. Payments of principal of and interest on the Bonds are guaranteed by Ambac Assurance Corporation. [While the Bonds are subject to tender for purchase, payments of the purchase price of Bonds tendered for purchase and not remarketed are initially supported by a Standby Bond Purchaser Agreement (together with any replacement facility, the "Liquidity Facility") between the Borrower and ___________________ (together with any successor or the provider of any replacement Liquidity Facility, the "Liquidity Provider"), pursuant to the terms of which the Trustee or Tender Agent, as applicable, may draw for such payments hereunder. Notwithstanding any other provision hereof or of the Indenture, if this Bond is acquired by the Liquidity Provider pursuant to the provisions of the Liquidity Facility, such Bond will bear interest and be subject to redemption as provided in the Liquidity Facility.]

         This Bond may be transferred or exchanged by the registered owner hereof in person or by his attorney duly authorized in writing at the Principal Office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer or exchange a new registered Bond or Bonds, of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

         IN THE MANNER PROVIDED AND SUBJECT TO THE PROVISIONS OF THE INDENTURE, THE TERM OF THE BONDS WILL BE DIVIDED INTO CONSECUTIVE RATE PERIODS DURING EACH OF WHICH THE BONDS SHALL BEAR INTEREST AT EITHER A DAILY RATE, A WEEKLY RATE, A TERM RATE OR FLEXIBLE RATES FOR ANY FLEXIBLE RATE SEGMENT, EACH OF WHICH SHALL BE DETERMINED IN THE MANNER PROVIDED IN THE INDENTURE. IN NO EVENT SHALL THE INTEREST RATE ON ANY BOND EXCEED THE LESSER OF 15% PER ANNUM OR THE MAXIMUM RATE PER ANNUM THEN PERMITTED BY APPLICABLE LAW. THE FIRST RATE PERIOD SHALL BE SELECTED BY THE BORROWER IN ACCORDANCE WITH THE INDENTURE AND THE AGREEMENT ON OR BEFORE THE DATE OF ISSUANCE OF THE BONDS.

         Interest on this Bond shall be payable on each Interest Payment Date for the period commencing on the next preceding Interest Payment Date (or if no interest has been paid hereon, commencing on the Dated Date) and ending on the day next preceding such Interest Payment Date; provided, however, that if, as shown by the records of the Trustee, interest on the Bonds shall be in default, Bonds shall bear interest from the last date to which interest has been paid in full or duly provided for on the Bonds, or if no interest has been paid or duly provided for on the Bonds, from the Dated Date. Interest shall be computed (1) in the case of a Term Rate Period, on the basis of a 360-day year consisting of twelve 30-day months, and (2) in the case of any other Rate Period, on the basis of a 365 or 366-day year, as appropriate, and the actual number of days elapsed.

         The terms used herein and not otherwise defined, including "Interest Payment Date" and "Record Date," have the meanings assigned to such terms in the Indenture.

         The Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations authorized by the Indenture.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY TENDER AND PURCHASE AS PROVIDED IN THE INDENTURE.

         THE BONDS ARE SUBJECT TO OPTIONAL AND MANDATORY REDEMPTION AS PROVIDED IN THE INDENTURE.

         This Bond and all other Bonds of the series of which it forms a part are issued pursuant to and in full compliance with the Constitution and laws of the State of Nevada, particularly the Act, and pursuant to further proceedings adopted by the governing authority of the Issuer, which proceedings authorize the execution and delivery of the Indenture. This Bond and the series of which it forms a part are limited obligations of the Issuer payable solely from the amounts derived under the Agreement and pledged under the Indenture, including all amounts payable from time to time by the Borrower in respect of the indebtedness under the Agreement and all receipts of the Trustee credited under the provisions of the Indenture against said amounts payable. No owner of any Bond issued under the Act has the right to compel any exercise of the taxing power of the Issuer to pay the Bonds, or the interest or premium, if any, thereon. The Project is not security for the Bonds.

         No recourse shall be had for the payment of the principal of and premium, if any, or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future member, director, officer, employee or agent of the Issuer or the Borrower, or through the Issuer or the Borrower, or any successor to the Issuer or the Borrower, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture, the Agreement and the issuance of any of the Bonds.

         The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding issued under the Indenture and accrued interest thereon to the date of declaration may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         The Issuer, the Trustee, the Paying Agent, the Tender Agent, the Registrar, the Remarketing Agent and any other agent of the Issuer or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee, the Paying Agent, the Tender Agent, the Registrar, the Remarketing Agent nor any such agent shall be affected by notice to the contrary.

         The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of payment, registration, transfer or exchange of Bonds, including a provision that under certain circumstances the Bonds shall be deemed to be paid if there shall have been deposited with the Trustee certain government obligations, as provided in the Indenture, maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of and premium, if any, and interest on the Bonds and all necessary and proper fees, compensation and expenses of the Trustee.

         Modifications or alterations of the Indenture, or any supplements thereto, and the Agreement may be made only to the extent and in the circumstances permitted by the Indenture.

         Terms which are used herein as defined terms and which are not otherwise defined shall have the meanings assigned to them in the Indenture.

         IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all of the conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Law (as hereinafter defined) and by the Constitution and statutes of the State of Nevada and that the amount of this Bond, together with all other indebtedness of the Issuer, does not exceed any limit prescribed by the Constitution or statutes of the State of Nevada.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture unless and until the certificate of authentication hereon shall have been duly executed by the Trustee.

         IN WITNESS WHEREOF, CLARK COUNTY, NEVADA has caused this Bond to be executed in its name by the manual or duly authorized facsimile signatures of its Chair of the Board of County Commissioners and its Treasurer and attested by the manual or duly authorized facsimile signature of its County Clerk.

                                       CLARK COUNTY, NEVADA


                                       By_______________________________________
                                            Chair, Board of County Commissioners


                                       By_______________________________________
                                                        Treasurer


Attest:


___________________________________
           County Clerk

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Bond is one of the Bonds referred to in the within-mentioned Indenture of Trust.

                                     HARRIS TRUST AND SAVINGS BANK,
                                     not in its individual capacity,
                                     but solely, as Trustee



                                     By_________________________________________
                                                  Authorized Officer

Date of Authentication: ____________________

                       [BOND INSURANCE LEGEND TO BE ADDED]

                              [FORM OF ASSIGNMENT]

                  The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:


                             UNIF GIFT MIN ACT--

TEN COM -- as tenants in common ___________________ Custodian __________________
TEN ENT -- as tenants by the entireties   (Cust)                    (Minor)
JT TEN  -- as joint tenants with right    under Uniform Gifts to Minors Act
           of survivorship and not as     ______________________________________
           tenants in common                               (State)

                Additional abbreviations may also be used though

                             not in the above list.

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto


================================================================================
                         (Name and Address of Assignee)

--------------------------------------------------------------------------------
       Social Security or Other Taxpayer Identification Number of Assignee


the within Bond of Clark County, Nevada and does hereby irrevocably constitute and appoint ________________________ to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.


Dated: ________________________


                                           _____________________________________
Signature Guaranteed:

________________________

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                              [END OF FORM OF BOND]

                                    EXHIBIT C

                               TRUSTEE CERTIFICATE

Harris Trust and Savings Bank
311 West Monroe Street
Chicago, Illinois  60606

                                        Principal       Bonds outstanding
1.       Name of Bond Issue           Amount Issued    6/30/__ or 12/31/__
         ------------------           -------------    --------------------

         Clark County, Nevada
         Industrial Development
         Revenue Bonds (Southwest
         Gas Corporation Project)
         Series 1999A and Taxable
         Series 1999B

2. During the past six months, did the Borrower make all required payments to the Trustee at the proper time and in the manner required by the Indenture?

   Yes ____ No ____

   If no, please explain on a separate page.

3. If the Borrower failed to make required payments, please attach copies of any correspondence between the Trustee and the Borrower discussing the failure and any steps to correct such failure.

4. Has the Trustee received a copy of the latest annual financial statements of the Borrower as required by the Financing Agreement?

   Yes ____ No ____

If no, please explain what steps have been taken to secure them.

5. Has the Trustee received a certificate of an officer of the Borrower, signed within 120 days of the close of the fiscal year, stating whether there exists any default under the terms of the Indenture, and if a default exists, what steps will be taken to correct the default?

   Yes ____ No ____

   If no, please explain what steps have been taken to secure it.

6. If a credit enhancement supports this bond issue, will such credit enhancement continue in full force during the next 12 months?
   Yes ____ No ____ Not Applicable

   If no, please explain on a separate page.

7. Has the Trustee received a copy of any rebate calculations prepared by or on behalf of the borrower company? Yes ____ No ____

    If no, and the Trustee has any actual knowledge of why it did not receive such calculations, please explain on a separate page.



By:  _____________________________  Date __________________________
         Authorized Signature



Title:  __________________________  Phone No._____________________

                                    EXHIBIT D

                   [FORM OF COST OF ISSUANCE FUND REQUISITION]

              REQUISITION FOR MONEY FROM THE COSTS OF ISSUANCE FUND

                      [Series A Account][Series B Account]


To:      Harris Trust and Savings Bank


Re:      Clark County, Nevada
         Industrial Development Revenue Bonds
         Southwest Gas Corporation Project
         [Series 1999A][Taxable Series 1999B]
         (the "1999 Bonds")

         Requisition No. ________

         The undersigned, on behalf of Southwest Gas Corporation (the "Borrower"), hereby requests payment, from the Account of the Costs of Issuance Fund identified above (the "Account"), the total amount shown below to the order of the payee or payees named below, as payment or reimbursement for costs incurred or expenditures made in connection with the issuance of the 1999 Bonds. The payee(s), the purpose and the amount of the disbursement requested are as follows:


      Payee                      Purpose                            Amount
      -----                      -------                            ------
[name and address]
                                                          Total $

         The undersigned hereby certifies as follows:

         Each obligation mentioned herein is described in Section 3.3 of the Financing Agreement relating to the Project, has been properly incurred and is a proper charge against the Account, and each item for which payment is requested is or was necessary in connection with the issuance of the 1999 Bonds. None of the items for which payment is requested has been reimbursed previously from the Account, and none of the payments herein requested will result in a breach of the representations and agreements in Section 2.2 of the Financing Agreement relating to the Project.

         Dated: _________________.

                                          SOUTHWEST GAS CORPORATION



                                          By:___________________________________
                                              Authorized Borrower Representative



                                      D-2